PANORAMA SERIES FUND, INC.
Total Return Portfolio
6803 South Tucson Way, Centennial, Colorado 80112
1-800-988-8287

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 20, 2012

Notice is hereby given that a Special Meeting of the shareholders of Total Return Portfolio (“Panorama Total Return”), a series of Panorama Series Fund, Inc., a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial, Colorado 80112 at 1:00 p.m., Mountain time, on April 20, 2012, or any adjournments thereof (the “Meeting”), for the following purposes:

1. To approve an Agreement and Plan of Reorganization between Panorama Total Return and Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Account Funds, and the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Panorama Total Return to Balanced Fund/VA in exchange for Non-Service shares of Balanced Fund/VA; (b) the distribution of Non-Service shares of Balanced Fund/VA to shareholders of Panorama Total Return in complete liquidation of Panorama Total Return; and (c) the cancellation of the outstanding shares (all of which are Non-Service Shares) of Panorama Total Return, all of the foregoing being referred to as the “Reorganization”; and

2. To act upon such other matters as may properly come before the Meeting.

As an owner of a variable life insurance, annuity or other contract and a beneficial owner of shares of Panorama Total Return (a “shareholder”), you are being asked for instructions as to how to vote the shares of the Panorama Total Return that are attributable to your variable contract. Accordingly, we ask that you indicate whether you approve or disapprove of the Reorganization. If you were a shareholder of Panorama Total Return at the close of business on February 3, 2012, you are entitled to notice of, and to vote at, the Meeting. The Reorganization is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish to vote. The Board of Directors of Panorama Series Fund, Inc., on behalf of Panorama Total Return, recommends a vote in favor of the Reorganization.

YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
WE URGE YOU TO VOTE PROMPTLY.
YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,
Arthur S. Gabinet, Secretary
March 26, 2012

PLEASE VOTE THE ENCLOSED PROXY TODAY.
YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
OPPENHEIMER BALANCED FUND/VA
a Series of Oppenheimer Variable Account Funds
6803 South Tucson Way, Centennial, Colorado 80112
1-800-988-8287

COMBINED PROSPECTUS AND PROXY STATEMENT
Dated March 26, 2012

SPECIAL MEETING OF SHAREHOLDERS OF
TOTAL RETURN PORTFOLIO
a series of Panorama Series Fund, Inc.
to be held on April 20, 2012

Acquisition of the Assets of
TOTAL RETURN PORTFOLIO
6803 South Tucson Way, Centennial, Colorado 80112
1-800-988-8287

By and in exchange for Non-Service Shares of
OPPENHEIMER BALANCED FUND/VA

This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Total Return Portfolio (“Panorama Total Return”), a series of Panorama Series Fund, Inc., an open-end management investment company, to be voted at a Special Meeting of Shareholders (the “Meeting”) to approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) and the transactions contemplated thereby (together with the Reorganization Agreement, the “Reorganization”) between Panorama Total Return and Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Account Funds, an open-end management investment company (Panorama Total Return and Balanced Fund/VA are each a “Fund” and collectively the “Funds”). This combined Prospectus and Proxy Statement constitutes the Prospectus of Balanced Fund/VA and the Proxy Statement of Panorama Total Return, filed on Form N-14 with the Securities and Exchange Commission (“SEC”).

Shares (all of which are Non-Service Shares) of Panorama Total Return have been purchased at your direction by certain insurance companies (“Participating Insurance Companies”) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts, variable life insurance contracts, and other products. The Participating Insurance Companies as the shareholders of record and legal owners of those separate accounts have been asked to approve the Reorganization. The Participating Insurance Companies are asking you, as an owner of a variable contract and a beneficial owner of shares of Panorama Total Return, for instructions as to how to vote the shares of the Panorama Total Return that are attributable to your variable contract. Accordingly, we ask that you indicate whether you approve or disapprove of the Reorganization. For clarity of presentation, shares of beneficial interest of the Funds may be referenced in this document as “shares,” and references to “shareholder” may include holders of variable annuity contracts, variable life insurance policies and other insurance company products.

If shareholders of Panorama Total Return vote to approve the Reorganization, substantially all of the assets of Panorama Total Return will be transferred to Balanced Fund/VA in exchange for Non-Service shares of Balanced Fund/VA and the assumption of certain liabilities, if any, by Balanced Fund/VA. The Meeting will be held at the offices of OppenheimerFunds, Inc., the investment manager for each Fund (the “Manager”), at 6803 South Tucson Way, Centennial, Colorado 80112 on April 20, 2012 at 1:00 p.m., Mountain Time. The Board of Directors of Panorama Series Fund, Inc., on behalf of Panorama Total Return, is soliciting these proxies. This Prospectus and Proxy Statement may first be sent to shareholders on or about March 26, 2012.

If the shareholders of Panorama Total Return vote to approve the Reorganization, shareholders will receive Non-Service shares of Balanced Fund/VA equal in value to the value as of the “Valuation Date,” which is expected to be the business day preceding the date on which the Reorganization is completed (“Closing Date”), of their shares of Panorama Total Return. Panorama Total Return will subsequently be dissolved. The parties may change the Closing Date.

This Combined Prospectus and Proxy Statement sets forth concisely the information shareholders of Panorama Total Return should know before voting on the Reorganization in which shares of Balanced Fund/VA will be exchanged for the acquisition of substantially all of the assets and the assumption of certain liabilities of Panorama Total Return. Please read this Combined Prospectus and Proxy Statement carefully and retain it for future reference. A Statement of Additional Information, dated March 26, 2012, relating to the Reorganization has been filed with the SEC as part of the Registration Statement on Form N-14 of Oppenheimer Variable Account Funds (the “Registration Statement”) and is incorporated herein by reference. That Statement of Additional Information contains the audited financial statements of each Fund for the fiscal year ended December 30, 2011. You may receive a free copy by writing to OppenheimerFunds Services (the “Transfer Agent”) at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677. The Prospectus of Balanced Fund/VA (SEC File No. 2-93177) dated April 29, 2011, as supplemented, is enclosed herewith and considered a part of this combined Prospectus and Proxy Statement. It is intended to provide you with information about Balanced Fund/VA. For more information regarding Balanced Fund/VA, see its Statement of Additional Information (SEC File No. 2-93177) dated April 29, 2011, and any supplements thereto. That Statement of Additional Information has been filed with the SEC and is incorporated herein by reference. The annual report of Balanced Fund/VA, dated December 30, 2011, which will include its audited financial statements and management's discussion of Fund performance for the 12-month period ended December 30, 2011, will be made available no later than 60 days thereafter. You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

For more information regarding Panorama Total Return, see the Prospectus of Panorama Total Return (SEC No. 2-73969) dated April 29, 2011, as supplemented. In addition to its Prospectus, see the Statement of Additional Information of Panorama Total Return (SEC File No. 2-73969) dated April 29, 2011, as supplemented. These documents have been filed with the SEC and are incorporated herein by reference. The annual report of Panorama Total Return, dated December 30, 2011, which will include its audited financial statements and management's discussion of Fund performance for the 12-month period ended December 30, 2011, will be made available no later than 60 days thereafter. You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by visiting the website at www.oppenheimerfunds.com or by calling toll-free 1.800.225.5677.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated March 26, 2012.
TABLE OF CONTENTS
COMBINED PROSPECTUS AND PROXY STATEMENT

Enclosures:
Prospectus of Oppenheimer Balanced Fund/VA dated April 29, 2011, as supplemented.

SYNOPSIS

This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement. Shareholders should carefully review this Prospectus and Proxy Statement in its entirety and, in particular, the Prospectus of Balanced Fund/VA (SEC File No. 2-93177), which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

You are being asked to approve the reorganization of your Fund, Panorama Total Return, with and into Balanced Fund/VA. If shareholders of Panorama Total Return approve the Reorganization, substantially all of the assets of Panorama Total Return will be transferred to Balanced Fund/VA, in exchange for an equal value of Non-Service shares of Balanced Fund/VA and the assumption of certain liabilities, if any, by Balanced Fund/VA. The Non-Service shares of Balanced Fund/VA will then be distributed to shareholders of Panorama Total Return,  the outstanding shares of Panorama Total Return (all of which are Non-Service Shares) will be cancelled, and Panorama Total Return will subsequently be liquidated. If the Reorganization is approved by shareholders of Panorama Total Return, you will no longer be a shareholder of Panorama Total Return and, instead, will become a shareholder of Balanced Fund/VA. This exchange will occur on the Closing Date of the Reorganization.

Approval of the Reorganization means that as a shareholder in Panorama Total Return, you will receive Non-Service shares of Balanced Fund/VA, equal in value to the value of the net assets of your Panorama Total Return Non-Service shares transferred to Balanced Fund/VA on the Closing Date. The shares you receive will be issued at net asset value (“NAV”) without a sales charge or other transaction fee imposed by either Fund.

In considering whether to approve the Reorganization, you should consider, among other things:

(i) The number of similarities (as well as any differences) between the Funds (as discussed herein) and the relative advantages and disadvantages of each Fund.

(ii) That the Reorganization would allow you the ability to continue your investment in a fund that closely resembles the investment style you were seeking when you invested in Panorama Total Return.

Balanced Fund/VA is a series, organized in 1986, of Oppenheimer Variable Account Funds, an open-end, diversified management investment company organized as a Massachusetts business trust. Panorama Total Return is a series of Panorama Series Fund, Inc., an open-end, diversified management investment company organized as a Maryland corporation in August 1981. Balanced Fund/VA commenced operations on February 9, 1987 and Panorama Total Return commenced operations on September 30, 1982. As of December 31, 2011, Panorama Total Return had approximately $101.0 million in net assets and Balanced Fund/VA had approximately $205.9 million in net assets.

Shareholders of Panorama Total Return are expected to realize a number of benefits from the proposed Reorganization.

Panorama Total Return (with approximately $101.0 million in net assets as of December 31, 2011) has a smaller asset base than Balanced Fund/VA (approximately $205.9 million as of December 31, 2011). As a result, as of December 31, 2011, Panorama Total Return’s “other expenses” (0.21%) as a percentage of net assets, were significantly higher than those of Balanced Fund/VA Non-Service shares (0.16%). Although the Balanced Fund/VA management fee rate as of December 31, 2011 (0.75%) is higher than that of Panorama Total Return (0.63%), following the Reorganization, shareholders of Panorama Total Return would benefit because, as of December 31, 2011, Balanced Fund VA’s Non-Service shares’ total expense ratio (0.93% before but 0.69% after the Manager's voluntary expense limitation) was lower than that of Panorama Total Return (0.86% before and 0.82% after the Manager's voluntary expense limitation). If the Reorganization is approved, Panorama Total Return shareholders would get the benefit of a larger fund with lower total operating expenses (after voluntary fee waivers and expense limitations that may not be amended or withdrawn until after April 29, 2013) as shareholders of Balanced Fund/VA.

If the Reorganization is approved, shareholders would continue to be invested in a fund that invests in both equity and debt securities. Normally, at least 25% of its total assets will be invested in fixed income senior securities and at least 25% will be invested in stocks and other equity securities, primarily common stocks. The portfolio managers will employ both "growth" and "value" styles in selecting stocks and can invest in: lower grade debt securities, both domestic and foreign investments, "derivative" instruments (including options, futures, forward contracts, swaps, “stripped” securities and other types of derivatives) to seek to increase investment return or for hedging purposes. Balanced Fund/VA can invest a higher proportion of its assets in foreign issuers and in bonds rated below investment grade (commonly referred to as “junk bonds”) which may entail greater risks.

The Board of Directors of Panorama Total Return reviewed and discussed with the Manager and the Board’s independent legal counsel the proposed Reorganization. Panorama Total Return’s Board of Directors also considered each Fund’s investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

Based on the considerations discussed above and the reasons more fully described under “Reasons for the Reorganization” (beginning on page 29), together with other relevant factors and information, at a meeting held on November 15, 2011, the Board of Panorama Total Return concluded that the Reorganization would be in the best interests of shareholders of Panorama Total Return and that Panorama Total Return would not experience any dilution as a result of the Reorganization. The Board of Panorama Total Return voted to approve the proposed Reorganization and to recommend that shareholders approve the proposed Reorganization.

The proposed Reorganization was also approved by the Board of Trustees of Balanced Fund/VA at a meeting held on November 15, 2011.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

It is expected that shareholders of Panorama Total Return will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Balanced Fund/VA. You should, however, consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances as a variable contract owner. You should also consult your tax adviser about state and local tax consequences.

For federal income tax purposes, the holding period of your Panorama Total Return shares will be carried over to the holding period for Balanced Fund/VA shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date.

One of the requirements to qualify as a tax-free reorganization under the Internal Revenue Code is that a significant portion of the assets of Panorama Total Return continue to be used by Balanced Fund/VA after the Reorganization. Due to common holdings in both Funds, it is expected that the assets of Panorama Total Return will satisfy this requirement. As a result, prior to the Reorganization, it is not expected to be necessary for Panorama Total Return to sell portfolio securities that do not conform to the portfolio securities of Balanced Fund/VA for purposes of the Reorganization. However, Panorama Total Return may sell securities prior to the Reorganization in the ordinary course of its business as an open-end investment company.

For further information about the tax consequences of the Reorganization, please see the section “Information About the Reorganization—What are the Tax Consequences of the Reorganization?”

What are the fees and expenses of each Fund and what are they expected to be after the Reorganization?

Each Fund pays a variety of expenses directly for management of their respective assets, administration and other services. Those expenses are subtracted from each Fund’s assets to calculate the Fund’s net asset value per share. Shareholders pay these expenses indirectly. The Funds do not charge an initial sales charge to buy shares or to reinvest dividends. There are no exchange fees or redemption fees and no contingent deferred sales charges; however, you should refer to the prospectus provided by your Participating Insurance Company for information on initial or contingent deferred sales charges, exchange fees or redemption fees under your variable contract. Those charges and fees are not reflected in the fee and expense tables below.

Current and Pro Forma Fee Tables

The tables below reflect the current contractual management fee schedule for each Fund and the proposed “pro forma” management fee schedule for the surviving Balanced Fund/VA upon the successful completion of the Reorganization. The tables are provided to help you understand and compare the fees and expenses of investing in shares of each Fund. The pro forma fees and expenses of the surviving Balanced Fund/VA show what the fees and expenses are expected to be after giving effect to the Reorganization.

“Other Expenses” in the tables include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays. The Manager has voluntarily agreed to waive fees and/or reimburse each Fund's expenses in an amount equal to the indirect management fees incurred through that Fund’s investment in Oppenheimer Institutional Money Market Fund. The Manager has also voluntarily agreed to limit Panorama Total Return’s total annual operating expenses so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.80% (not including the waiver of the indirect management fees incurred through that Fund’s investment in Oppenheimer Institutional Money Market Fund) and to limit Balanced Fund/VA’s total annual operating expenses for Non-Service Shares so that those expenses, as percentages of daily net assets, will not exceed the annual rate of 0.67% (not including the waiver of the indirect management fees incurred through that Fund’s investment in Oppenheimer Institutional Money Market Fund). Those voluntary fee waivers and expense limitations may not be amended or withdrawn until after April 29, 2013.

As of December 31, 2011:

Fee and Expense Comparison	Panorama Total Return	Balanced Fund/VA	Combined Pro Forma Balanced Fund/VA
	Non-Service Shares	Non-Service Shares	Non-Service Shares
Management Fee	0.63%	0.75%	0.74%
12b-1	None	None	None
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%
Other Expenses	0.21%	0.16%	0.16%
Total Annual Operating Expenses	0.86%	0.93%	0.92%
Fee Waiver	(0.04)%	(0.24)%	(0.23)%
Total Annual Expenses After Waiver	0.82%	0.69%	0.69%

Examples

The examples below are intended to help you compare the cost of investing in Non-Service shares of: Panorama Total Return, Balanced Fund/VA and the surviving Balanced Fund/VA after the Reorganization. The examples assume that you invest $10,000 in shares of a Fund for the time periods indicated and reinvest your dividends and distributions. The examples also assume that your investment has a 5% return each year and that a Fund’s operating expenses remain the same. Separate account or contract expenses are not included and if they were included, overall expenses would be higher. Your actual costs may be higher or lower, because expenses will vary over time. Based on these assumptions your expenses would be as follows whether or not you redeem your investment at the end of each period:

Panorama Total Return

1 Year	3 Years	5 Years	10 Years
$84	$272	$475	$1,062

Balanced Fund/VA

1 Year	3 Years	5 Years	10 Years
$71	$274	$493	$1,126

Pro Forma Surviving Balanced Fund/VA (Post-Reorganization)

1 year	3 years	5 years	10 years
$71	$271	$489	$1,115

How do the investment objectives and policies of the Funds compare?

The chart below compares the Funds’ overall investment objectives, investment strategies and other policies. For more detailed information about the investment objective and strategies of the surviving Fund (Balanced Fund/VA) , please refer to the enclosed Balanced Fund/VA prospectus.

Panorama Total Return	Balanced Fund/VA
Investment Objectives
The Fund seeks to maximize total investment return (including capital appreciation and income).	The Fund seeks high total investment return, which includes current income and capital appreciation.
Investment Strategies
Principal Investment Strategies. The Fund mainly invests in common stocks, corporate bonds, U.S. Government securities, and short-term notes. Normally, at least 25% of the Fund’s total assets will be invested in fixed income securities. The Fund has no other requirements with respect to the portion of its investments that are allocated to a particular asset class. The Fund’s holdings will change over time and it might invest in some or all of the following asset classes.
The portfolio managers employ fundamental analysis of a company’s financial statements and management structure, operations and product development, as well as the industry of which the company is part. The portfolio managers also consider the effect of worldwide trends on the growth of particular business sectors and look for companies that may benefit from those trends. In seeking diversification of the Fund’s portfolio over asset classes, issuers, and economies, the portfolio managers consider overall and relative economic conditions in U.S. and foreign markets.
The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to the above factors, but is not required to do so.

Principal Investment Strategies. The Fund buys a variety of different types of securities to seek its investment objective. The Fund may invest in equity securities and debt securities of both domestic and foreign issuers and in issuers in any capitalization range. Normally at least 25% of Balanced Fund/VA's total assets will be invested in fixed income senior securities and at least 25% of its total assets will be invested in stocks and other equity securities, primarily common stocks. There is no limit on the amount of the Fund's assets that can be invested in foreign securities in developed markets. However, the Fund does not normally expect to invest more than 35% of its total assets in foreign issuers and may not invest more than 10% of its net assets in the securities of governments and companies in emerging markets and it may not invest more than 20% of its net assets in foreign debt securities.
In seeking diversification of the Fund's portfolio over asset classes, issuers, and economies, the portfolio managers consider overall and relative economic conditions in U.S. and foreign markets. At times, the Fund may focus more on investing for capital appreciation with less emphasis on seeking income. At other times, perhaps when stock markets are less stable, the Fund might have a greater relative emphasis on income-seeking investments, such as government securities and money market instruments.
The Fund may buy foreign currencies but only in connection with the purchase and sale of foreign securities and not for speculation.
In selecting securities to buy, the portfolio managers use different investment styles to seek diversification across asset classes. They normally maintain a mix of stocks, debt securities and cash. The Fund's asset allocations will change over time as the portfolio managers seek relative opportunities but will generally include:

Equity Securities. The Fund can invest in domestic and foreign common stocks and other equity securities, including preferred stocks, warrants and convertible securities. The Fund can buy securities of companies of any market capitalization. Currently, the Fund invests primarily in the securities of domestic large-capitalization companies. While the process may change over time or vary in particular cases, in general in selecting equity securities the portfolio managers employ both “growth” and “value” styles. Growth investing seeks stocks that the portfolio managers believe have possibilities for increases in stock price because of strong earnings growth, the development of new products or services or other favorable economic factors. Value investing seeks stocks that are undervalued in the market by various measures such as the stock’s price/earnings ratio.

Equity securities: Equity securities are securities that represent an ownership interest in a company. They include common stock, preferred stock and securities convertible into common stock. The Fund will normally invest in stocks and other equity securities, primarily common stocks of U.S. and foreign companies. In selecting equity securities to buy, the portfolio managers mainly look for potential capital appreciation. The portfolio managers employ both "growth" and "value" styles in selecting stocks. Value investing uses fundamental analysis to seek companies whose intrinsic value is greater than the current price of their securities. Companies whose earnings and stock prices are expected to increase at a faster rate than the overall market are considered "growth companies."

Debt Securities. The Fund can invest in domestic and foreign corporate debt obligations and debt securities issued or guaranteed by the U.S. Government, its agencies and federally-chartered corporate entities referred to as “instrumentalities.” The Fund can buy mortgage-related securities and collateralized mortgage obligations (“CMOs”) issued or guaranteed by the U.S. Government or by private issuers and asset-backed securities. The Fund can invest up to 20% of its total assets in bonds rated below investment grade (commonly referred to as “junk bonds”), and can invest up to 10% of its total assets in unrated debt securities.
Money Market Instruments. The Fund can hold money market instruments, such as short-term U.S. government securities, commercial paper and bank instruments for investment purposes, for cash management or for defensive purposes.
In selecting fixed-income securities, the portfolio managers’ overall strategy is to build a broadly diversified portfolio of corporate and government bonds by focusing on business cycle analysis and the relative values between the corporate and government sectors. While the process may change over time or vary in particular cases, the portfolio managers generally seek the following characteristics in selecting debt securities:
Debt securities in market sectors that offer attractive relative value;
Investment-grade securities that offer more income than U.S. Treasury obligations;
High income potential from other types of corporate and government securities;
Broad portfolio diversification to seek to reduce the volatility of the Fund’s share prices.
Capital appreciation on fixed income investments would generally include appreciation caused by decreases in interest rates, improving credit fundamentals for a particular sector or security, and management of pre-payment risks associated with mortgage-related securities. The Fund can buy securities of companies and governments in any country, including countries with developed or emerging markets.

Debt securities: Debt securities are securities representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest or discount rate, and the time or times at which payments are due. The Fund will normally invest in fixed-income senior securities, such as bonds and notes. The debt securities the Fund may buy include securities issued by U.S. and foreign companies, securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities, mortgage-related securities (including private issuer mortgage-backed securities), debt obligations of foreign governments, and money market instruments. The Fund may invest without limit in lower-grade, high-yield debt securities, sometimes referred to as "junk bonds". In selecting debt securities to buy, the portfolio managers look for both income and for total return. The Fund has no requirements as to the maturity of the debt securities it can buy and the average maturity of the Fund's portfolio can be expected to change over time. The Fund may invest in debt securities that pay interest at fixed or floating rates.

Derivative Securities: The Fund also uses derivative instruments for investment purposes or hedging, including: options, futures, forward contracts, swaps including credit default swaps, mortgage-related securities including CMOs and “stripped” securities. The prices of derivative securities may be more volatile than the prices of other types of securities.

Derivative Securities: The Fund may also invest in derivative instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying asset or other measure. The derivative instruments in which the Fund may invest include: options, futures, forward contracts, swaps, "structured" notes and "zero-coupon" and "stripped" securities that pay only the interest or only the principal portion of a debt obligation. When interest rates change, the prices of those securities may go up or down more than the prices of other types of debt securities.

At least 25% of Panorama Total Return’s total assets will be invested in fixed income securities. That Fund has no other requirements with respect to the portion of its investments that are allocated to a particular asset class. Normally at least 25% of Balanced Fund/VA's total assets will be invested in fixed income senior securities and at least 25% of its total assets will be invested in stocks and other equity securities, primarily common stocks. Panorama Total Return can invest up to 20% of its total assets in bonds rated below investment grade (commonly referred to as “junk bonds”) and Balanced Fund/VA can invest in those securities without limit. The portfolio managers of both Funds employ both "growth" and "value" styles in selecting stocks. Each Fund can invest in securities of issuers of any capitalization, however, Panorama Total Return currently invests primarily in the securities of large-capitalization companies. There is no limit on the amount of the Balanced Fund/VA's assets that can be invested in foreign securities in developed markets, although it does not normally expect to invest more than 35% of its total assets in foreign issuers. Panorama Total Return can invest in both domestic and foreign issuers but currently invests primarily in the securities of domestic issuers. Both Funds can invest in "derivative" instruments to seek to increase their investment return or for hedging purposes. Options, futures, forward contracts, swaps and “stripped” securities are some of the types of derivatives that both Funds may use. The Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes.

Who is the Fund Designed For?
Panorama Total Return is designed primarily for investors seeking long-term total return from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Fund invests a portion of its assets in stocks, investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. The Fund is not designed for investors needing assured current income.

Balanced Fund/VA is designed primarily for investors seeking high total return from their investment from a fund that allocates its assets among different types of securities. Those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that invests in stocks and foreign securities.

Manager
OppenheimerFunds, Inc.	OppenheimerFunds, Inc.
Portfolio Managers
Mitch Williams, Krishna Memani & Peter A. Strzalkowski	Mitch Williams, Krishna Memani & Peter A. Strzalkowski

As shown in the chart above, each Fund has the investment objective of seeking total investment return, which includes current income and capital appreciation. Each Fund invests in both equity and debt securities. The portfolio managers of both Funds employ both "growth" and "value" styles in selecting stocks and both can invest in lower grade debt securities and foreign investments.

The Board of Panorama Total Return has approved simplifying the investment objective of Panorama Total Return to “the Fund seeks total return.” This new investment objective has not been implemented yet however, and the Fund’s investment objective stated above still applies. In a separate proxy, shareholders of Balanced Fund/VA are being asked to consider, among other things, simplifying that Fund’s investment objective to “the Fund seeks total return.” and the conversion of its investment objective to a “non-fundamental” objective. If shareholders of Balanced Fund/VA approve the proposed change to its investment objective, the Balanced Fund/VA will be the same as that approved for Panorama Total Return. If the proposed investment objective is not approved, the Funds would have different investment objectives. Neither Fund would change its investment objective until such time as it updates its prospectus to reflect such change.

As of December 31, 2011, 43.2% of the total market value of Panorama Total Return 's investments was invested in common stock, 43.4% was invested in fixed income securities and 13.4% was invested in shares of a money market investment company. As of December 31, 2011, 41.7% of the total market value of Balanced Fund/VA’s investments was invested in common stock, 44.5% was invested in fixed income securities and 13.8% was invested in shares of a money market investment company.

Portfolio Allocation:	Panorama Total Return	Balanced Fund /VA
Common Stocks	43.2%	41.7%
Mortgage-Backed Obligations Discretionary	23.5%	24.5%
Non-Convertible Corporate Bonds and Notes	15.6%	15.8%
Money Market Fund	13.4%	13.8%
Asset-Backed Securities	3.7%	3.7%
U.S. Government Obligations	0.6%	0.5%
	100%	100%

How do the Principal Risks of Investing in the Funds differ?

The Funds’ Overall Risk. Each Fund invests in both fixed income and equity securities. The portfolio managers of both Funds employ both "growth" and "value" styles in selecting stocks. Both Funds can invest in foreign issuers but Panorama Total Return currently invests primarily in the securities of domestic issuers. Panorama Total Return can invest up to 20% of its total assets in bonds rated below investment grade (commonly referred to as “junk bonds”) and Balanced Fund/VA can invest in those securities without limit. Each Fund can invest in securities of issuers of any capitalization, however, Panorama Total Return currently invests primarily in the securities of large-capitalization companies.

Like all investments, an investment in either Fund involves risk. There is no assurance that either Fund will meet its investment objective. The achievement of the Funds’ goals depends upon market conditions, generally, and on the portfolio manager’s analytical and portfolio management skills. The risks described below collectively form the risk profiles of the Funds, and can affect the value of the Funds’ investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause a Fund to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

The allocation of each Fund’s portfolio among different investments will vary over time based upon the Manager's evaluation of economic and market trends. For both Funds, the Manager tries to reduce risks by carefully researching securities before they are purchased and in some cases by using hedging techniques.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are intended to be a long-term investment, not short-term trading vehicles. Neither Fund is a complete investment program.

The table below summarizes the other important risks of investment in each Fund. These risks are described in more detail below.

Risk	Panorama Total Return	Balance Fund/VA
Principal Risks
Risks of Investing in Stock & Other Equity Securities	X	X
Risks of Value Investing	X	X
Risks of Growth Investing	X	X
Risks of Small- and Mid-Sized Companies	X	X
Risks of Debt Securities	X	X
Fixed Income Market Risks	X	X
Special Risks of Lower-Grade Securities	X	X
Risks of Mortgage Related Securities	X	X
Risks of Asset Backed Securities	X	X
Risks of Foreign Investing	X	X
Special Risks of Developing and Emerging Markets		X
Risks of Derivative Investments	X	X
Asset Allocation Risk	X	X
Other Risks
Risks of Special Situations	X	X
Risks of Cyclical Opportunities	X	X
Risks of Passive Foreign Investment Companies	X	X
Risks of Repurchase Agreements	X	X
Risks of Participation Interests in Loans		X
Risks of Illiquid and Restricted Securities	X	X
Risks of Conflicts of Interest	X	X
Risks of Investments in Other Investment Companies	X	X
Time-Zone Arbitrage	X	X
Price Arbitrage	X	X

Main Risks of Investing in Stock. The value of each Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant short-term volatility and may fall sharply at times. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

The prices of individual stocks generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company's stock. These factors may include, but are not limited to: poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company's sector or industry, or changes in government regulations affecting the company or its industry.

At times, a Fund may emphasize investments in a particular industry or economic or market sector. To the extent that a Fund increases its emphasis on investments in a particular industry or sector, the value of its investments may fluctuate more in response to events affecting that industry or sector, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than others.

Other Equity Securities.  In addition to common stocks, both Funds can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks generally pay a dividend and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. The price of a warrant does not necessarily move parallel to the price of the underlying security and is generally more volatile than that of the underlying security. Rights are similar to warrants, but normally have a shorter duration. The market for rights or warrants may be very limited and it may be difficult to sell them promptly at an acceptable price. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. A convertible security is one that can be converted into or exchanged for common stock of an issuer within a particular period of time at a specified price, upon the occurrence of certain events or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Funds consider some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

Most convertible securities are subject to the risks and price fluctuations of the underlying stock. They may be subject to the risk that the issuer will not be able to pay interest or dividends when due and their market value may change based on changes in the issuer's credit rating or the market's perception of the issuer's creditworthiness. Some convertible preferred stocks have a conversion or call feature that allows the issuer to redeem the stock before the conversion date, which could diminish the potential for capital appreciation on the investment. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. If interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. Preferred stock generally rank behind debt securities in claims for dividends and assets of the issuer in a liquidation or bankruptcy.

A convertible security can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. Some convertible debt securities may be considered "equity equivalents" because of the feature that makes them convertible into common stock. Convertible securities may offer a Fund the ability to participate in stock market movements while also seeking some current income. Convertible securities may provide more income than common stock but they generally provide less income than comparable nonconvertible debt securities. Convertible debt securities are subject to credit and interest rate risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Interest rate risk is the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise; and when prevailing interest rates rise the values of already-issued debt securities generally fall, and they may be worth less than the amount a Fund paid for them. However, credit ratings of convertible securities that are considered to be equity equivalents generally have less impact on the value of the securities than they do for non-convertible debt securities.

Risks of Debt Securities. Both Funds normally invest at least 25% of their assets in debt securities. Debt securities may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, a Fund's income or share value might be reduced. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can also reduce the market value of the issuer's securities. Debt securities are subject to the risk that when prevailing interest rates fall, the values of already-issued debt securities generally rise and when prevailing interest rates rise, the values of already-issued debt securities generally fall and they may be less than the amount the Fund paid for them. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and a Fund may have to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of a Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes normally have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

Fixed-Income Market Risks . Economic and other market developments can adversely affect fixed-income securities markets in the United States, Europe and elsewhere. At times, participants in debt securities markets may develop concerns about the ability of certain issuers of debt securities to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt securities to facilitate an orderly market. Those concerns can cause increased volatility in those debt securities or debt securities markets. Under some circumstances, as was the case during the latter half of 2008 and early 2009, those concerns could cause reduced liquidity in certain debt securities markets. A lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

Special Risks of Lower-Grade Securities.  Lower-grade securities, whether rated or unrated, may be subject to wider market fluctuation, greater credit risk and greater risk of loss of income and principal than investment-grade securities. The market for lower-grade securities may be less liquid and therefore they may be harder to sell at an acceptable price, especially during times of market volatility or decline.

Main Risks of Value Investing. Value investing entails the risk that if the market does not recognize that an issuer's securities are undervalued, the prices of those securities might not appreciate as anticipated. A value approach could also result in fewer investments that increase rapidly during times of market gains and could cause the Fund to underperform funds that use a growth or non-value approach to investing. Value investing has gone in and out of favor during past market cycles and when value investing is out of favor or when markets are unstable, the securities of "value" companies may underperform the securities of "growth" companies.

Main Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

Risks of Foreign Investing. Both Funds may invest without limit in foreign securities, which may include issuers in developed and emerging market countries. Both Funds may buy foreign currency but only in connection with the purchase and sale of foreign securities and not for speculation.

Foreign securities are subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for a Fund to evaluate a foreign company's operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and in the value of any income or distributions a Fund may receive on those securities. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors. These risks may be greater for investments in developing or emerging market countries.

Both Funds may invest in securities of foreign issuers that are traded on U.S. or foreign exchanges. The Funds may purchase American Depository Shares ("ADS") as part of American Depository Receipt ("ADR") issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. They are subject to some of the special considerations and risks, discussed above, that apply to foreign securities traded and held abroad.

Special Risks of Developing and Emerging Markets. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. The governments of developing and emerging market countries may also be more unstable than the governments of more developed countries. These countries generally have less developed securities markets or exchanges, and less developed legal and accounting systems. Securities may be more difficult to sell at an acceptable price and may be more volatile than securities in countries with more mature markets. The value of developing or emerging market currencies may fluctuate more than the currencies of countries with more mature markets. Investments in developing or emerging market countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of a company's assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Investments in securities of issuers in developing or emerging market countries may be considered speculative.

Time-Zone Arbitrage. Both Funds may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If a Fund invests a significant amount of its assets in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the Fund's net asset value is calculated.  If such time-zone arbitrage were successful, it might dilute the interests of other shareholders.  A Fund's use of "fair value pricing" to adjust certain market prices of foreign securities may help deter those activities.

Main Risks of Small- and Mid-Sized Companies. The stock prices of small- and mid-sized companies may be more volatile and their securities may be more difficult to sell than those of larger companies. They may not have established markets, may have fewer customers and product lines, may have unseasoned management or less management depth and may have more limited access to financial resources. Smaller companies may not pay dividends or provide capital gains for some time, if at all.

Price Arbitrage. Because each Fund may invest in smaller company stocks that might trade infrequently, investors might seek to trade fund shares based on their knowledge or understanding of the value of those securities (this is sometimes referred to as "price arbitrage"). If such price arbitrage were successful, it might interfere with the efficient management of a Fund's portfolio and the Fund may be required to sell securities at disadvantageous times or prices to satisfy the liquidity requirements created by that activity. Successful price arbitrage might also dilute the value of fund shares held by other shareholders.

Asset Allocation Risk. Because each Fund typically invests in a combination of securities, the Funds' ability to achieve their investment objectives depends largely upon selecting the best mix of investments. There is the risk that the portfolio managers' evaluations and assumptions regarding the equity and fixed-income markets' prospects may be incorrect in view of actual market conditions. During periods of rapidly rising prices, a Fund might not achieve growth in its share prices to the same degree as funds focusing only on stocks. A Fund's investments in stocks may make it more difficult to preserve principal during periods of stock market volatility. The Funds' use of a value or growth style might not be successful when the particular strategy is out of favor.

Derivative Investments. Both Funds can invest in "derivative" instruments. A derivative is an instrument whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow a Fund to increase or decrease its exposure to certain markets or risks. The Funds may use derivatives to seek to increase their investment return or for hedging purposes. The Funds are not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, forward contracts, swaps and “stripped” securities are some of the types of derivatives that both Funds may use. Panorama Total Return may also use mortgage-related securities including CMOs. "Structured" notes and "zero-coupon" securities are some of the other derivatives that the Balance Fund/VA may use. The Funds may also use other types of derivatives that are consistent with their investment strategies or for hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in each Fund's portfolio. If a Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss. Each Fund has percentage limits on its use of derivatives and hedging instruments and is not required to use them in seeking its objective.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. For example, if a call option sold by a Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. A Fund may lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by a Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result, a Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful. For some derivatives, it is possible for a Fund to lose more than the amount invested in the derivative instrument.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

Neither Fund will invest more than 15% of its net assets in illiquid securities. The Manager monitors the Funds' holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other funds and accounts they manage may present conflicts of interest that could disadvantage either Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Funds. That may result in another fund or account holding investment positions that are adverse to the Funds' investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Funds. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as a Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by either Fund or the Funds' investment strategies may be adversely affected. The Funds' investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and each Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit both Funds' investment activities and affect their performance.

Both Funds offers their shares to separate accounts of different insurance companies, as an investment for their variable annuity contracts, variable life insurance policies and other investment products. While neither Fund foresees any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in a Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. Each Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. Each Fund can invest in Oppenheimer Institutional Money Market Fund rather than purchasing individual short-term investments to try to seek a higher yield than the Fund could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to a Fund directly. At the time of an investment, a Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, a Fund will be subject to its proportional share of the expenses, including the advisory fee, of Oppenheimer Institutional Money Market Fund's Class E shares. However, the Manager will waive a portion of a Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, a Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. A Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent a Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund can engage in active and frequent short-term trading while trying to achieve its objective. The increase in the portfolio turnover rate in 2010 for Panorama Total Return can be attributed primarily to the restructuring of that Fund’s portfolio in connection with a change in the Fund’s portfolio management team in 2010. The increase in the portfolio turnover rate in 2011 for Balanced Fund/VA can be attributed primarily to a portfolio manager change for the equity portion of the portfolio. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. A Fund may realize capital gains when it sells its portfolio investments.

For a contract owner, any increase in realized gains will generally not be taxable directly but may affect an owner’s tax basis in his or her account with a Participating Insurance Company. The table below shows the Funds’ portfolio turnover rates for the last five fiscal years:

	2011	2010	2009	2008	2007
Panorama Total Return	98%	181%	144%	121%	107%
Balanced Fund/VA	102%	54%	87%	67%	68%

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. Each Fund’s investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act that apply to publicly-sold mutual funds.

Failure by a Fund to meet those special requirements could cause earnings on a contract owner’s interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, a Fund’s investment decisions in a way that could reduce its performance.

_______________________

The risks described above form the expected overall risk profile of each Fund and can affect the value of each Fund's investments, its investment performance and its prices per share. Particular investments and investment strategies also have risks. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that either of the Funds will achieve its investment objective.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

The following tables set forth the existing capitalization of Panorama Total Return and Balanced Fund/VA as of December 31, 2011, and the pro forma combined capitalization of Balanced Fund/VA as if the Reorganization had occurred on that date.

	Net Assets	Shares Outstanding	Net Asset Value Per Share
Panorama Total Return	$101,001,794	82,852,109	$1.22
Balanced Fund/VA (Non-Service shares)	$128,383,141	11,366,261	$11.30
Balanced Fund/VA(Non-Service shares) (Pro Forma Surviving Fund)*	$229,384,935	20,304,473	$11.30

*           Reflects the issuance of 8,938,212 Non-Service shares of Balanced Fund/VA in a tax-free exchange for the net assets of Panorama Total Return, aggregating $101,001,794. These figures reflect the costs of the reorganization.

How have the Funds performed?

The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in the performance of Panorama Total Return and Non-Service shares of Balanced Fund/VA from year to year for the last ten calendar years and (ii) tables detailing how the average annual total returns of each of Panorama Total Return and Non-Service shares of Balanced Fund/VA compared to those of broad-based market indices. Charges imposed by the separate accounts that invest in a Fund are not included in the calculations of a Fund’s returns and, if those charges were included, a Fund’s returns would be less than those shown. A Fund’s past investment performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns for Panorama Total Return as of 12/31 each year
[Graphic bar chart]

Calendar Year Ended:	Annual Total Returns
12/31/11	0.23%
12/31/10	16.70%
12/31/09	19.78%
12/31/08	(38.65)%
12/31/07	5.82%
12/31/06	11.70%
12/31/05	4.78%
12/31/04	9.47%
12/31/03	21.10%
12/31/02	(14.45)%

During the period shown in the bar chart, the highest return for a calendar quarter was 15.39% (3rd Qtr '09) and the lowest return for a calendar quarter was -24.79% (4th Qtr '08).

Annual Total Returns for Panorama Balanced Fund/VA as of 12/31 each year
[Graphic bar chart]

Calendar Year Ended:	Annual Total Returns
12/31/11	0.72%
12/31/10	12.91%
12/31/09	21.89%
12/31/08	(43.47)%
12/31/07	3.79%
12/31/06	11.15%
12/31/05	3.89%
12/31/04	10.10%
12/31/03	24.96%
12/31/02	(10.40)%

During the period shown in the bar chart, the highest return for a calendar quarter was 14.27% (2nd Qtr '09) and the lowest return for a calendar quarter was -30.11% (4th Qtr '08).

Each Fund’s average annual total returns in the tables below measure the performance of a hypothetical account without deducting charges imposed by the separate accounts that invest in the Fund and assume that all dividends and capital gains distributions have been reinvested in additional shares. Both Funds' performance is compared to the Standard & Poors' S&P 500, Panorama Total Return's performance is compared to BofA Merrill Lynch Corporate and Gov’t Master Index and Balanced Fund/VA's performance is compared to Barclays Capital U.S. Aggregate Bond Index, each a broad measure of market performance. The index's performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Each Fund’s investments vary from the securities that compose the index or indices to which the Fund’s performance is compared.

Panorama Total Return
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Panorama Total Return Non-Service shares (inception 9-30-82)	0.23%	(1.88)%	1.90%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
BofA Merrill Lynch Corporate and Gov’t Master Index (reflects no deduction for fees, expenses or taxes)	8.61%	6.49%	5.82%

Balanced Fund/VA
Average Annual Total Returns for the periods ended December 31, 2011	1 Year	5 Years	10 Years
Balanced Fund/VA Non-Service shares (inception 2-9-87)	0.72%	(4.05)%	1.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	2.11%	(0.25)%	2.92%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.84%	6.50%	5.78%

A Fund’s total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES

FOR THE FUNDS COMPARE?

Purchases and Redemptions

Shares of each Fund may be purchased and redeemed only by separate investment accounts of Participating Insurance Companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy or redeem shares of a Fund directly. Shares of each Fund are sold to and redeemed by Participating Insurance Companies at their offering price, which is the net asset value per share. Neither Fund imposes any sales charge on the purchase, redemption or exchange of its shares. You should refer to the prospectus of the Participating Insurance Company for a description of any initial transaction-related, surrender, or withdrawal charge imposed under the variable annuity, variable life or other contract through which a Fund’s shares are purchased or redeemed.

Frequent purchases and redemptions of a Fund’s shares may interfere with the Manager’s ability to manage the Fund's investments, may increase the Fund’s transaction and administrative costs and/or may affect the performance. For example, if large dollar amounts were involved in redemption transactions, a Fund might be required to sell portfolio securities or administrative expenses might be increased. The extent to which the Fund might be affected by such trading activity would depend on various factors, such as the current asset size of a Fund, the nature of its investments, the amount of Fund assets the portfolio managers maintain in cash or cash equivalents, and the aggregate dollar amount, number and frequency of the share trades.

The Manager and each Fund’s Board have adopted policies and procedures to try to prevent frequent and/or excessive purchase and redemption activity.

The Transfer Agent and OppenheimerFunds Distributor, Inc. (the “Distributor”), on behalf of each Fund, have entered into agreements with Participating Insurance Companies designed to detect and restrict excessive short term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised Participating Insurance Companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of a Fund within 30 days of buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round trip transfers" between funds during one year. The agreements require Participating Insurance Companies to provide transaction information to the Funds and to execute Fund instructions to restrict trading in Fund shares.

A Participating Insurance Company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Funds’ in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. To the extent that a Fund has agreed to utilize an insurance company's short-term or excessive trading restrictions, policy or contract owners may be required to only transmit purchase or redemption orders by first class U.S. mail.

Dividends and Distributions

Both Funds intend to declare dividends separately for each class of shares from net investment income on an annual basis and pay them annually. Dividends paid by a Fund (and any capital gains distributions) will be reinvested automatically in additional shares of the Fund at net asset value for the account of the Participating Insurance Company (unless the insurance company elects to have dividends or distributions paid in cash). The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

A Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. Each Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. However, there can be no assurance that either Fund will pay any capital gains distributions in a particular year.

INFORMATION ABOUT THE REORGANIZATION

This following is a summary of the Reorganization Agreement. You may request a copy of the Reorganization Agreement, free of charge, by calling 1-800-225-5677.

How will the Reorganization be carried out?

If the shareholders of Panorama Total Return approve the Reorganization, the Reorganization will take place after various conditions are satisfied by Panorama Total Return and Balanced Fund/VA, including delivery of certain documents. The Closing Date is presently scheduled to occur on or about April 27, 2012 and the “Valuation Date” (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled to be on or about April 26, 2012.

If the shareholders of Panorama Total Return vote to approve the Reorganization, substantially all of the assets of Panorama Total Return will be transferred to Balanced Fund/VA in exchange for Non-Service shares of Balanced Fund/VA, and shareholders will receive Non-Service shares of Balanced Fund/VA equal in value to the value as of the Valuation Date of your shares of Panorama Total Return. Panorama Total Return will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Panorama Total Return will be permanently closed at the close of business on the Valuation Date.

If shareholders of Panorama Total Return approve the Reorganization (please see “Voting Information – Quorum and Required Vote” for more information about the required vote), all shareholders of Panorama Total Return will have their shares redeemed at net asset value on the Valuation Date, after Panorama Total Return subtracts a cash reserve (“Cash Reserve”), and the proceeds of redemption will be reinvested in Non-Service shares of Balanced Fund/VA at net asset value. The Cash Reserve is an amount retained by Panorama Total Return for the payment of Panorama Total Return’s outstanding debts, taxes and expenses of liquidation following the Reorganization. Balanced Fund/VA is not assuming any debts of Panorama Total Return except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the Cash Reserve will be those debts, taxes or expenses of liquidation incurred by Panorama Total Return on or before the Closing Date. Panorama Total Return will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated by the Reorganization are anticipated to be in the ordinary course of business of Panorama Total Return’s activities. Following the Reorganization, Panorama Total Return will take all necessary steps to complete its liquidation and effect a complete dissolution of the Fund.

Under the Reorganization Agreement, either Panorama Total Return or Balanced Fund/VA may abandon and terminate the Reorganization Agreement for any reason and there will be no liability for damages or other recourse available to the other Fund; provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the Reorganization Agreement.

To the extent permitted by law, the Funds may agree to amend the Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Panorama Total Return.

Who will pay the expenses of the Reorganization?

Panorama Total Return will be responsible for its out-of-pocket expenses associated with the Reorganization, including outside legal and accounting fees and shareholder communication costs. The Manger will bear such expenses incurred by Balanced Fund/VA. The Manager has estimated total merger related costs to be approximately $34,350 for Panorama Total Return and $24,350 for Balanced Fund/VA. Due to the relatively moderate cost of the Reorganization, the Manager does not anticipate that either Fund will experience any dilution as a result of the proposed Reorganization.

What are the tax consequences of the Reorganization?

The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Panorama Total Return and Balanced Fund/VA, it is expected to be the opinion of K&L Gates LLP ("tax opinion") that:

(i)           shareholders of Panorama Total Return should not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Balanced Fund/VA;

(ii)           shareholders of Balanced Fund/VA should not recognize any gain or loss upon receipt of Panorama Total Return’s assets; and

(iii)           the holding period of Balanced Fund/VA shares received in that exchange should include the period that Panorama Total Return shares were held (provided such shares were held as a capital asset on the Closing Date). In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization.

If the tax opinion is not received by the Closing Date, Panorama Total Return may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval, which would delay the reorganization by several months. Although not likely, in the event the tax opinion is not received, the Reorganization may not qualify as a tax-free reorganization.

Prior to the Valuation Date, Panorama Total Return may pay a dividend which will have the effect of distributing to Panorama Total Return’s shareholders all of Panorama Total Return’s investment company taxable income, if any, for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). As of December 31, 2011, Panorama Total Return had $45,730,492 of net capital loss carry-forward available to offset any realized capital gains and thereby reduce the capital gains distributions. Any such dividends will be taxable, if at all, to the accounts of Participating Insurance Companies, although such dividends may affect the tax basis of certain types of distributions made to you by a Participating Insurance Company. Any capital loss carry-forwards on the date of the Reorganization would be allowed to be assumed by Balanced Fund/VA, however a significant portion of those carry-forwards are expected to expire unused due to dollar limits and period requirements for the use of such carry-forwards.

You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax adviser regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax adviser as to state and local and other tax consequences, if any, of the Reorganization because this discussion relates only to federal income tax consequences.

REASONS FOR THE REORGANIZATION

Board Considerations

In considering whether to approve the proposed Reorganization on behalf of the Panorama Total Return, Panorama Total Return’s Board of Directors reviewed and discussed the proposed Reorganization with the Manager and the Board’s independent legal counsel. Panorama Total Return’s Board of Directors considered information with respect to, among other things, each Fund’s management fees and total expenses; comparability of the Funds’ investment objectives, investment policies, and portfolio characteristics; the Funds’ historical investment performance; and the terms of the proposed Reorganization.

The Board reviewed information indicating that over the last several years, the net assets of Panorama Total Return have decreased significantly. The Manager presented its view that this trend is unlikely to be reversed. The Manager reported that Panorama Total Return is currently offered under the variable annuity or variable life contracts of only one insurance company sponsor, which does not offer the Fund under new contracts. The Manager reported that it has found no interest among other insurance companies to offer Panorama Total Return under their variable annuity or variable life insurance products and, therefore, there is no opportunity to increase Panorama Total Return’s asset base through sales of shares to new investors. Given the Fund’s diminishing asset base and inability to increase assets through new sales, the Manager believes that Panorama Total Return is not likely to provide opportunities for economies of scale as a means to try to reduce expenses.

The Board further considered the Manager’s view that the proposed Reorganization is the best alternative for shareholders of Panorama Total Return to benefit from a fund with a larger asset base and lower total expenses. They noted that as of September 30, 2011, Panorama Total Return’s “other expenses” (0.21%) were significantly higher than those of Balanced Fund/VA (0.16%). The Board considered that, although the Balanced Fund/VA management fee rate as of September 30, 2011 (0.75%) was higher than that of Panorama Total Return (0.63%), following the Reorganization, shareholders of Panorama Total Return would benefit because the final combined pro forma total expense ratio for Balanced Fund/VA (0.90% before but 0.67% after the Manager's voluntary expense limitation for that Fund) would be lower than the current total expense ratio for Panorama Total Return (0.84% before and 0.80% after the Manager's voluntary expense limitation for that Fund). The Manager has voluntarily agreed since September 1, 2007, to limit Balanced Fund/VA’s total annual operating expenses so that those expenses will not exceed an annual rate of 0.67% of daily net assets. That expense limitation may not be amended or withdrawn until April 29, 2013.

The Board also considered the Funds’ respective investment objectives and policies. The Board discussed with the Manager that each Fund has as an investment objective of high current income, with Panorama Total Return seeking a high degree of safety of principal and Balanced Fund/VA having a secondary objective of capital appreciation when consistent with high current income. The Board considered that each Fund emphasizes investment in high-quality securities, with Balanced Fund/VA having greater flexibility to invest in private issuer securities, foreign securities, and high yield debt securities. The Manager discussed with the Board that the same portfolio management team manages both Funds and that the Funds’ portfolios have substantial overlap in positions. The Board considered the Manager’s view that the Reorganization would allow shareholders of Panorama Total Return to continue to participate in a fund that seeks high current income and emphasizes investment in high-quality debt securities, with the possibility that shareholders could benefit from a portfolio that is more diversified across the various segments of the fixed income market.

The Board also considered the Funds’ relative historical investment performance for periods ended September 30, 2011. The Board received information reflecting that Balanced Fund/VA had higher one-year average annual total returns, although Panorama Total Return had higher five-year and ten-year returns.

The Board also considered the terms and conditions of the Reorganization, including that there would be no sales or other transaction charge imposed by a Fund in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization.

After consideration of the above factors, other considerations, and such information as the Board of Panorama Total Return deemed relevant, Panorama Total Return’s Board of Directors, including the Directors who are not “interested persons” (as defined in the Investment Company Act) of Panorama Total Return or the Manager (the “Independent Directors”), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Panorama Total Return. The Board and the Independent Trustees also concluded that Panorama Total Return’s participation in the transaction was in the best interests of Panorama Total Return and that the Reorganization would not result in a dilution of the interests of existing shareholders of Panorama Total Return.

The Board of Trustees of Balanced Fund/VA also determined that the Reorganization was in the best interests of Balanced Fund/VA and its shareholders and that no dilution would result to those shareholders. Balanced Fund/VA shareholders do not vote on the Reorganization. The Board on behalf of Balanced Fund/VA, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement.

Board members are not required, nor do they plan, to attend the Special Meeting of Shareholders.

For the reasons discussed above, the Board, on behalf of Panorama Total Return, recommends that you vote FOR the Reorganization. If shareholders of Panorama Total Return do not approve the Reorganization, it will not take place.

Receipt of Non-Service Shares of Balanced Fund/VA

Upon consummation of the Reorganization, Non-Service shares of Balanced Fund/VA will be distributed to shareholders (in this case, separate accounts established by a Participating Insurance Company) of Panorama Total Return, in connection with the Reorganization. The Non-Service shares of Balanced Fund/VA will be recorded electronically in the separate account of the Participating Insurance Company. Balanced Fund/VA will then send a confirmation to the Participating Insurance Company with respect to each of its separate accounts previously invested in Panorama Total Return. The Participating Insurance Company will be responsible for allocating to Balanced Fund/VA the contract values that were previously allocated to Panorama Total Return.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

Both Panorama Total Return and Balanced Fund/VA have certain additional fundamental investment restrictions that can only be changed with shareholder approval. Generally, these investment restrictions are similar between the Funds. Please see the Statements of Additional Information for Panorama Total Return (SEC File No. 2-73969) and Balanced Fund/VA (SEC File No. 2-93177) for descriptions of those investment restrictions, which are incorporated by reference into the Statement of Additional Information, dated March 26, 2012, relating to the Reorganization.

OTHER COMPARISONS BETWEEN THE FUNDS

A description of certain other key features of the Funds is set forth below. More detailed information is available in each Fund’s Prospectus and Statement of Additional Information, which are incorporated by reference.

Management of the Funds

Balanced Fund/VA is governed by a Board of Trustees, and Panorama Total Return is governed by a Board of Directors. Each Fund’s Board is comprised of the same members. The Board of Balanced Fund/VA is responsible for protecting the interests of the Fund’s shareholders under Massachusetts law and other applicable laws while the Board of Panorama Total Return is responsible for protecting the interests of shareholders under Maryland law and other applicable laws. For a listing of the Balanced Fund/VA’s Board of Trustees and biographical information, please refer to the Statement of Additional Information of Balanced Fund/VA (SEC File No. 2-93177) dated April 29, 2011, as supplemented, which is incorporated by reference into the Statement of Additional Information, dated March 26, 2012, relating to this Prospectus and Proxy Statement.

In a separate proxy, shareholders of Panorama Total Return approved a reorganization of that Fund as Delaware statutory trust. Shareholders of Balanced Fund/VA have also been asked or are being asked to approve a reorganization of that Fund as Delaware statutory trusts. If shareholders of Panorama Total Return approve to reorganize into Balanced Fund/VA, that merger would occur before any reorganization of either Fund as a Delaware statutory trust. As a result, if shareholders of Panorama Total Return approve to reorganize into Balanced Fund/VA, Panorama Total Return will be reorganized as a Massachusetts business trust, after which it is expected that Balanced Fund/VA will (if approved by its shareholders) be reorganized as a Delaware statutory trust.

Investment Management and Fees

The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager. Pursuant to each Fund’s investment advisory agreement, the Manager acts as the investment advisor for both Funds, manages the assets of both Funds and makes each Fund’s investment decisions. The Manager employs the Funds’ portfolio managers, who are primarily responsible for the day-to-day management of the Portfolio’s investments.. Krishna Memani and Peter A. Strzalkowski have been portfolio managers of both Funds since April 2009, and Mitch Williams has been a portfolio manager of both Funds since November 2011.

Both Funds obtain investment management services from the Manager according to terms that are substantially similar. The advisory agreements require the Manager, at its expense, to provide each Fund with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees/Directors, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

Panorama Total Return’s investment advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate. Balanced Fund/VA’s investment advisory agreement provides that the Manager is not be liable for any loss sustained by the Fund in connection with matters to which the investment advisory agreement relates, except a loss resulting by reason of the Manager’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the Manager’s reckless disregard of its obligations and duties under the investment advisory agreement.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has been an investment advisor since January 1960. The Manager (including subsidiaries and an affiliate) managed more than $168 billion in assets as of December 31, 2011, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Management Fees. Under each Fund’s investment advisory agreement, the Fund pays the manager an advisory fee at an annual rate that declines on additional assets as the Fund grows. The table below shows the current advisory fee schedule for each Fund. As shown in the table, based on net assets as of December 31, 2011, the effective management fee for Balanced Fund/VA was 0.75% and for Panorama Total Return it was 0.625%. Balanced Fund/VA’s fee schedule would be the fee schedule for the combined Fund upon successful completion of the Reorganization.

Panorama Total Return		Balanced Fund/VA
Net assets	Fee	Net Assets	Fee
Up to $600 million	0.625%	Up to $200 million	0.750%
Over $600 million	0.450%	Next $200 million	0.720%
		Next $200 million	0.690%
		Next $200 million	0.660%
		Over $800 million	0.600%
Effective Fee (based on net assets of $101.0 million as of 12-31-11)	0.625%	Effective Fee (based on net assets of $205.9 million as of 12-31-11)	0.75%

Payments to Financial Intermediaries and Service Providers

The Manager and the Distributor, in their discretion, may pay financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the Manager or Distributor from their own resources are not reflected in the fee tables contained in this combined Prospectus and Proxy Statement because they are not paid by the Fund.

“Financial intermediaries” are firms that offer and sell shares of the Funds to their clients, or provide shareholder services to the Funds, or both, and receive compensation for doing so. Each Participating Insurance Company, for example, is a financial intermediary.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to a financial intermediary, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give a financial intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify a Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales or other personnel, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority (FINRA) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Funds or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

Each Fund's Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Please refer to separate account prospectuses provided by your Participating Insurance Company for a description of any fees that you may pay or charges to the Participating Insurance Company charges in addition to those disclosed in this combined Prospectus and Proxy Statement.

Transfer Agency and Custody Services

Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both Funds are substantially similar. JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, NY 11245, acts as custodian for both Funds.

Shareholder Rights

Balanced Fund/VA is a Massachusetts business trust and Panorama Total Return is a Maryland Corporation. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act or other applicable law.

As noted above, in a separate proxy vote shareholders of Panorama Total Return have approved, and shareholders of Balanced Fund/VA have been asked or are being asked to approve, a reorganization of each Fund as a Delaware statutory trust. If shareholders approve the Reorganization, neither Fund is expected to implement their reorganization as a Delaware statutory trust before the Reorganization has been completed.

Under the Investment Company Act, a Fund is required to hold a shareholder meeting if, among other reasons, the numbers of Trustees or Directors elected by the Fund’s shareholders is less than a majority of the total number of Trustees or Directors, or if the Fund seeks to change a fundamental investment policy. The Trustees of Balanced Fund/VA will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

The rights of shareholders of both Funds are substantially the same under their governing documents. The table below compares important provisions of each Fund’s charter documents. Shares of a Fund will be fully paid and non-assessable when issued. Neither Fund permits cumulative voting.

Panorama Total Return, a series of Panorama Series Fund, Inc. (the “Corporation”)	Balanced Fund/VA, a series of Oppenheimer Variable Account Funds (the “Trust”)
Shareholders have the power to elect and remove Directors.	Shareholders have the power to elect and remove Trustees.
The Corporation reserves the right from time to time to make any amendment to its charter now or thereafter authorized by law, including any amendment which changes charter terms or contract rights, as expressly set forth in the charter, by classification, reclassification, or otherwise.

The Declaration of Trust may be amended by the affirmative vote of the holders of not less than a majority of the shares. The Trustees generally may amend the Declaration of Trust without the vote or consent of shareholders; however, no amendment may be made, which would change any rights with respect to any shares of the Trust or any series or class thereof by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the vote or consent of the holders of a majority of the Shares entitled to vote.

The Board of Directors may amend or repeal any provision of the Bylaws at any meeting of the Board. The Bylaws may be amended or repealed at any regular meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration, or repeal be contained in the notice of such special meeting.

The Bylaws may be altered, amended, added to or repealed by the Shareholders or by majority vote of the entire Board of Trustees, but any such alteration, amendment, addition or repeal of the Bylaws by action of the Board of Trustees may be altered or repealed by the Shareholders.

Under Maryland law, a voluntary dissolution of the Corporation requires approval by a majority of the entire Board of Directors and by the affirmative vote of two−thirds of all the shareholders’ votes entitled to be cast on the matter.

The liquidation of the Trust or any particular Series or Class thereof may be authorized at any time by vote of a majority of the Trustees or instrument executed by a majority of their number then in office, provided the Trustees find that it is in the best interest of the Shareholders of such Series or Class or as otherwise provided in this Declaration of Trust or the instrument establishing such Series or Class. The Trustees shall provide written notice to affected shareholders of such liquidation.

Meetings of the stockholders may be called for any purpose or purposes by a majority of the Board of Directors, by the President, or upon the written request of the holder of at least 25% of the outstanding capital stock of the Corporation entitled to vote at such meeting.

Meetings of the Shareholders for any purpose or purposes may be called by the Chairman of the Board of Trustees, if any, or by the President or by the Board of Trustees and shall be called by the Secretary upon receipt of the request in writing signed by Shareholders holding not less than one third in amount of the entire number of Shares issued and outstanding and entitled to vote thereat. Such request shall state the purpose or purposes of the proposed meeting. In addition, meetings of the Shareholders shall be called by the Board of Trustees upon receipt of the request in writing signed by Shareholders that hold not less than ten percent in amount of the entire number of Shares issued and outstanding and entitled to vote thereat, stating that the purpose of the proposed meeting is the removal of a Trustee.

VOTING INFORMATION

How do I vote?

Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s) and mailing the proxy ballot(s) in the postage paid envelope provided. You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials. You may cast your vote by attending the Meeting in person if you are a record owner.

If you need assistance, have any questions regarding the Reorganization or need a replacement proxy ballot, you may contact us toll-free at 1-800-225-5677. Any proxy given by a shareholder, whether in writing, by telephone or via the internet is revocable as described below under the paragraph titled “Revoking a Proxy”.

If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization.

Telephone Voting. Please have the proxy ballot available and call the number on the enclosed materials and follow the instructions. After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call. The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

As the Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Panorama Total Return. Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed below. These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Prospectus and Proxy Statement and ballot. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder’s instructions on such proposal. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote. The solicitation firm representative may read any recommendation set forth in the Prospectus and Proxy Statement. The solicitation firm representative will record the shareholder’s instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation. For additional information, see also the section below titled “Solicitation of Proxies.”

Internet Voting. You also may vote over the internet by following the instructions in the enclosed materials. You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

Shareholders of record of Panorama Total Return at the close of business on February 3, 2012 (the “Record Date”) will be entitled to vote at the Meeting. On February 3, 2012, there were 81,874,739 outstanding shares of Panorama Total Return’s shares. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Panorama Total Return held on the Record Date.

The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone or internet. You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box “FOR” or “AGAINST”, or instruct them not to vote those shares on the proposal by checking the “ABSTAIN” box.

Quorum and Required Vote

A Participating Insurance Company is required to request voting instructions from variable contract owners and must vote all Panorama Total Return shares held in the separate accounts of the Participating Insurance Company in proportion to the voting instructions received. This method of voting is sometimes referred to as proportional voting. Because of proportional voting, a small number of contract owners could determine the outcome of the vote with respect to the Reorganization.

The presence in person or by proxy of a majority of Panorama Total Return’s shares outstanding and entitled to vote constitutes a quorum. Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for voting on the Reorganization. However, abstentions will have the same effect as a vote “against” the Reorganization. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time.

The Reorganization must be approved by the affirmative vote of two-thirds of all the votes entitled to be cast by Panorama Total Return shareholders on the matter. Balanced Fund/VA shareholders do not vote on the Reorganization.

In the absence of a quorum or if a quorum is present but sufficient votes to approve the Reorganization are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the shares present in person or by proxy (including abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund’s shareholders.

Solicitation of Proxies

Participating Insurance Companies may be required to forward soliciting material to the beneficial owners of the shares on behalf of Panorama Total Return and to obtain authorization for the execution of proxies. For any such services, Participating Insurance companies may be reimbursed by the Panorama Total Return for their reasonable expenses incurred in connection with the proxy solicitation to the extent that Panorama Total Return would have directly borne those expenses.

In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at Panorama Total Return’s expense. It is expected that a proxy solicitation firm will be hired. It is estimated that the cost to Panorama Total Return of engaging a proxy solicitation firm would not exceed $5000, plus any additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes. These costs are included in the estimated total merger related costs discussed earlier. Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining Broadridge Financial Solutions, Inc. Any proxy solicitation firm engaged by the Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.

Revoking a Proxy

You may revoke a previously granted proxy at any time before it is exercised: (1) by delivering a written notice to Panorama Total Return expressly revoking your proxy, (2) by signing and sending to the Panorama Total Return a later-dated proxy, (3) by telephone or internet or, (4) by attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or via the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

The Board of Directors of Panorama Total Return does not intend to bring any matters before the Meeting other than those described in this combined Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting. The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals. The Funds are not required and do not intend to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either a Fund or its shareholders (for certain matters and under special conditions described in the Funds’ Statements of Additional Information). Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund’s proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund’s securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Prospectus and Proxy Statement in order to be included in this Prospectus and Proxy Statement. A proposal submitted for inclusion in a Fund’s proxy material for the next special meeting after the meeting to which this Prospectus and Proxy Statement relates must be received by the Fund a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Prospectus and Proxy Statement. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board. Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Trustees of Balanced Fund/VA or the Board of Directors of Panorama Total Return, as applicable, and may submit their correspondence by mail to the applicable Fund at 6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund; and if the correspondence is intended for a particular Trustee or Director, the shareholder should so indicate.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These materials can be inspected and copied at: the SEC’s Public Reference Room in Washington, D.C. (Phone: 1.202.551.8090) or the EDGAR database on the SEC’s website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC’s e-mail address: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Householding of Reports to Shareholders and Other Fund Documents

To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses. If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at 1-800-225-5677. You may also notify the transfer agent in writing at 6803 South Tucson Way, Centennial, Colorado 80112. Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

Principal Shareholders

As of February 3, 2012, the officers and Directors of Panorama Total Return as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of February 3, 2012, the only persons who owned of record or were known by Panorama Total Return to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

As of February 3, 2012, the officers and Directors of Balanced Fund/VA as a group owned less than 1% of the outstanding voting shares of any class of that Fund. As of February 3, 2012, the only persons who owned of record or were known by Balanced Fund/VA to own beneficially 5% or more of any class of the outstanding shares of that Fund are listed in Exhibit B.

EXHIBITS TO THE COMBINED PROXY
STATEMENT AND PROSPECTUS

Exhibits

Form of Agreement and Plan of Reorganization

Principal Shareholders

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of November 15, 2011, by and between Panorama Series Fund, Inc., a Maryland corporation, on behalf of its series Panorama Total Return Portfolio ("Panorama Total Return"), and Oppenheimer Variable Account Funds, a Massachusetts business trust, on behalf of its series Oppenheimer Balanced Fund/VA ("Balanced Fund/VA"). References to actions, representations, or obligations of Panorama Total Return should be understood to be performed or incurred by Panorama Series Fund, Inc., and actions, representations or obligations of Balanced Fund/VA should be understood to be performed or incurred by Oppenheimer Variable Account Funds, as the context requires, subject, however, to the provisions of this Agreement.

W I T N E S S E T H:

WHEREAS, Panorama Total Return and Oppenheimer Balanced Fund/VA are each an open-end investment company of the management type; and

WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Panorama Total Return through the acquisition by Balanced Fund/VA of substantially all of the assets of Panorama Total Return in exchange for Non-Service shares of beneficial interest ("shares") of Balanced Fund/VA and the assumption by Balanced Fund/VA of certain liabilities of Panorama Total Return, which shares of Balanced Fund/VA are to be distributed by Panorama Total Return pro rata to its shareholders in complete liquidation of Panorama Total Return and complete cancellation of its shares;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.           The parties hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Balanced Fund/VA of substantially all of the assets of Panorama Total Return in exchange for shares of Balanced Fund/VA and the assumption by Balanced Fund/VA of certain liabilities of Panorama Total Return, followed by the distribution of such shares of Balanced Fund/VA to the shareholders of Panorama Total Return in exchange for shares of Panorama Total Return, all upon and subject to the terms of the Agreement hereinafter set forth.

Redemption requests received by Panorama Total Return after that date shall be treated as requests for the redemption of the shares of Balanced Fund/VA to be distributed to the shareholder in question as provided in Section 5 hereof.

2.           On the Closing Date (as hereinafter defined), all of the assets of Panorama Total Return on that date, excluding a cash reserve (the "cash reserve") to be retained by Panorama Total Return sufficient in its discretion for the payment of the expenses of Panorama Total Return's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Balanced Fund/VA, in exchange for and against delivery to Panorama Total Return on the Closing Date of a number of shares of Balanced Fund/VA, having an aggregate net asset value equal to the value of the assets of Panorama Total Return so transferred and delivered.

3.           The net asset value of shares of Balanced Fund/VA and the value of the assets of Panorama Total Return to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the shares of Balanced Fund/VA and the shares of Panorama Total Return shall be done in the manner used by Balanced Fund/VA and Panorama Total Return, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Balanced Fund/VA in such computation shall be applied to the valuation of the assets of Panorama Total Return to be transferred to Balanced Fund/VA.

Panorama Total Return will, if required, declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Panorama Total Return's shareholders all of Panorama Total Return's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

4.           The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), 6803 S. Tucson Way, Centennial, CO 80112, on such time or such other place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefor, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

5.           In conjunction with the Closing, Panorama Total Return shall distribute on a pro rata basis to the shareholders of Panorama Total Return as of the Valuation Date shares of Balanced Fund/VA received by Panorama Total Return on the Closing Date in exchange for the assets of Panorama Total Return in complete liquidation of Panorama Total Return; for the purpose of the distribution by Panorama Total Return of shares of Balanced Fund/VA to Panorama Total Return's shareholders, Balanced Fund/VA will promptly cause its transfer agent to: (a) credit an appropriate number of shares of Balanced Fund/VA on the books of Balanced Fund/VA to each shareholder of Panorama Total Return in accordance with a list (the "Shareholder List") of Panorama Total Return shareholders received from Panorama Total Return; and (b) confirm an appropriate number of shares of Balanced Fund/VA to each shareholder of Panorama Total Return; certificates, if any, for shares of Balanced Fund/VA will be issued upon written request of a former shareholder of Panorama Total Return but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Balanced Fund/VA and only after any share certificates, if any, for Panorama Total Return are returned to the transfer agent.

The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Panorama Total Return, indicating his or her share balance. Panorama Total Return agrees to supply the Shareholder List to Balanced Fund/VA not later than the Closing Date. Any shareholders of Panorama Total Return holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Balanced Fund/VA which they received.

6.           After the Closing Date, Panorama Total Return shall pay or make provision for payment of all of its liabilities and taxes, and transfer any remaining amount of the cash reserve to Balanced Fund/VA.

7.           Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Balanced Fund/VA will be in compliance with all of its investment policies and restrictions. At the Closing, Panorama Total Return shall deliver to Balanced Fund/VA two copies of a list setting forth the securities then owned by Panorama Total Return. Promptly after the Closing, Panorama Total Return shall provide Balanced Fund/VA a list setting forth the respective federal income tax bases thereof.

8.           Portfolio securities or written evidence acceptable to Balanced Fund/VA of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Panorama Total Return pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Panorama Total Return on the Closing Date to Balanced Fund/VA, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Balanced Fund/VA for the account of Balanced Fund/VA. shares of Balanced Fund/VA representing the number of shares of Balanced Fund/VA being delivered against the assets of Panorama Total Return, registered in the name of Panorama Total Return, shall be transferred to Panorama Total Return on the Closing Date. Such shares shall thereupon be assigned by Panorama Total Return to its shareholders so that the shares of Balanced Fund/VA may be distributed as provided in Section 5.

If, at the Closing Date, Panorama Total Return is unable to make delivery under this Section 8 to Balanced Fund/VA of any of its portfolio securities or cash for the reason that any of such securities purchased by Panorama Total Return, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Panorama Total Return's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Panorama Total Return will deliver to Balanced Fund/VA by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Balanced Fund/VA, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Balanced Fund/VA.

9.           Balanced Fund/VA shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Panorama Total Return, but Panorama Total Return will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Panorama Total Return. Panorama Total Return and Balanced Fund/VA will bear the cost of their respective opinions to be provided under this Agreement. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the Fund issuing the document. Any other out-of-pocket expenses of Balanced Fund/VA and Panorama Total Return associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Panorama Total Return and Balanced Fund/VA, respectively, in the amounts so incurred by each. Agent, the Funds' investment manager, may bear any of the costs discussed in this Section 9, pursuant to separate arrangements with one or both Funds.

10.       The obligations of Balanced Fund/VA hereunder shall be subject to the following conditions:

A.           The Board of Directors of Panorama Total Return shall have authorized the execution of the Agreement, and the shareholders of Panorama Total Return shall have approved the Agreement and the transactions contemplated hereby, and Panorama Total Return shall have furnished to Balanced Fund/VA copies of resolutions or minutes to that effect certified by the Secretary or the Assistant Secretary of Panorama Total Return; such shareholder approval shall have been by vote of a majority of the outstanding voting securities of Panorama Total Return, as defined in Section 2(a)(42) of the Act, and as required by Panorama Total Return's charter documents at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

B.           Balanced Fund/VA shall have received an opinion dated as of the Closing Date from counsel to Panorama Total Return, to the effect that (i) Panorama Total Return is a series of Panorama Series Fund, Inc.; (ii) Panorama Series Fund, Inc. is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland with full corporate powers to carry on its business as then being conducted and to enter into and perform the Agreement; and (iii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Panorama Total Return and to authorize effectively the transactions contemplated by the Agreement have been taken by Panorama Total Return. Maryland counsel may be relied upon for this opinion.

C.           The representations and warranties of Panorama Total Return contained herein shall be true and correct at and as of the Closing Date, and Balanced Fund/VA shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of Panorama Total Return, dated as of the Closing Date, to that effect.

D.           On the Closing Date, Panorama Total Return shall have furnished to Balanced Fund/VA a certificate of the Treasurer or Assistant Treasurer of Panorama Total Return as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Panorama Total Return as of the Closing Date.

E.           The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Panorama Total Return at the close of business on the Valuation Date.

F.           A Registration Statement on Form N-14 filed by Balanced Fund/VA under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

G.           On the Closing Date, Balanced Fund/VA shall have received a letter from a senior legal officer or other senior executive officer of OppenheimerFunds, Inc. acceptable to Balanced Fund/VA, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Panorama Total Return arising out of litigation brought against Panorama Total Return or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Panorama Total Return delivered to Balanced Fund/VA. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

H.           Balanced Fund/VA shall have received an opinion, dated as of the Closing Date, of K & L Gates, LLP, to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I.           Balanced Fund/VA shall have received at the Closing all of the assets of Panorama Total Return to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

11.       The obligations of Panorama Total Return hereunder shall be subject to the following conditions:

A.           The Board of Trustees of Balanced Fund/VA shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Balanced Fund/VA shall have furnished to Panorama Total Return copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Balanced Fund/VA.

B.           Panorama Total Return's shareholders shall have approved the Agreement and the transactions contemplated hereby as provided in Section 10.A of this Agreement, and Panorama Total Return shall have furnished Balanced Fund/VA copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of Panorama Total Return.

C.           Panorama Total Return shall have received an opinion dated as of the Closing Date from counsel to Balanced Fund/VA, to the effect that (i) Balanced Fund/VA is a series of Oppenheimer Variable Account Funds; (ii) Oppenheimer Variable Account Funds is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement; (iii) all actions necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Balanced Fund/VA and to authorize effectively the transactions contemplated by the Agreement have been taken by Balanced Fund/VA; and (iv) the shares to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable, except as set forth under "Shareholder and Trustee Liability" in Balanced Fund/VA's Statement of Additional Information. Massachusetts counsel may be relied upon for this opinion.

D.           The representations and warranties of Balanced Fund/VA contained herein shall be true and correct at and as of the Closing Date, and Panorama Total Return shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer or the Assistant Treasurer of the Trust to that effect dated as of the Closing Date.

E.           Panorama Total Return shall have received an opinion of K & L Gates LLP to the effect that the federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Panorama Total Return's representation that there is no plan or intention by any Panorama Total Return shareholder who owns 5% or more of Panorama Total Return's outstanding shares, and, to Panorama Total Return's best knowledge, there is no plan or intention on the part of the remaining Panorama Total Return shareholders, to redeem, sell, exchange or otherwise dispose of a number of Balanced Fund/VA shares received in the transaction that would reduce Panorama Total Return shareholders' ownership of Balanced Fund/VA shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Panorama Total Return shares as of the same date, and (ii) the representation by each of Panorama Total Return and Balanced Fund/VA that, as of the Closing Date, Panorama Total Return and Balanced Fund/VA will each qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

Panorama Total Return and Balanced Fund/VA will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

No gain or loss will be recognized by the shareholders of Panorama Total Return upon the distribution of shares of beneficial interest in Balanced Fund/VA to the shareholders of Panorama Total Return pursuant to Section 354 of the Code.

Under Section 361(a) of the Code no gain or loss will be recognized by Panorama Total Return by reason of the transfer of substantially all its assets in exchange for shares of Balanced Fund/VA.

Under Section 1032 of the Code no gain or loss will be recognized by Balanced Fund/VA by reason of the transfer of substantially all of Panorama Total Return's assets in exchange for shares of Balanced Fund/VA and Balanced Fund/VA's assumption of certain liabilities of Panorama Total Return.

The shareholders of Panorama Total Return will have the same tax basis and holding period for the shares of beneficial interest in Balanced Fund/VA that they receive as they had for Panorama Total Return shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

The securities transferred by Panorama Total Return to Balanced Fund/VA will have the same tax basis and holding period in the hands of Balanced Fund/VA as they had for Panorama Total Return, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

F.           The cash reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Panorama Total Return at the close of business on the Valuation Date.

G.           A Registration Statement on Form N-14 filed by Balanced Fund/VA under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act.

H.           On the Closing Date, Panorama Total Return shall have received a letter from a senior legal officer or other senior executive officer of OppenheimerFunds, Inc. acceptable to Panorama Total Return, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material, actual or contingent liabilities of Balanced Fund/VA arising out of litigation brought against Balanced Fund/VA or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Balanced Fund/VA delivered to Panorama Total Return. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

I.           Panorama Total Return shall acknowledge receipt of the shares of Balanced Fund/VA.

12.       Panorama Total Return hereby represents and warrants that:

A.           The audited financial statements of Panorama Total Return as of December 31, 2010, and unaudited financial statements as of June 30, 2011, heretofore furnished to Balanced Fund/VA, present fairly the financial position, results of operations, and changes in net assets of Panorama Total Return as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 2011, through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Panorama Total Return, it being agreed that a decrease in the size of Panorama Total Return due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

B.           Contingent upon approval of the Agreement and the transactions contemplated thereby by Panorama Total Return's shareholders, Panorama Total Return has authority to transfer all of the assets of Panorama Total Return to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

C.           The Prospectus, as amended and supplemented, contained in Panorama Series Fund, Inc.'s Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

D.           There is no material contingent liability of Panorama Total Return and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Panorama Total Return, threatened against Panorama Total Return, not reflected in such Prospectus;

E.           Except for the Agreement, there are no material contracts outstanding to which Panorama Total Return is a party other than those ordinary in the conduct of its business;

F.           Panorama Total Return is a series of Panorama Series Fund, Inc., which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted, and is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

G.           All Federal and other tax returns and reports of Panorama Total Return required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Panorama Total Return no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Panorama Total Return ended December 31, 2011, or with respect to the taxable year from January 1, 2012, through the Closing Date, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

H.           Panorama Total Return has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Panorama Total Return has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Panorama Total Return intends to meet such requirements with respect to its current taxable year. Panorama Total Return currently is, at all times since its inception has been, and will continue to be up until and at the Closing Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Panorama Total Return, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. Panorama Total Return's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect.

13.       Balanced Fund/VA hereby represents and warrants that:

A.           The audited financial statements of Panorama Total Return as of December 31, 2010, and unaudited financial statements as of June 30, 2011, heretofore furnished to Panorama Total Return, present fairly the financial position, results of operations, and changes in net assets of Balanced Fund/VA, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from June 30, 2011, through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Balanced Fund/VA, it being understood that a decrease in the size of Balanced Fund/VA due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

B.           The Prospectus, as amended and supplemented, contained in Balanced Fund/VA's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post-Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

C.           Except for this Agreement, there is no material contingent liability of Balanced Fund/VA and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Balanced Fund/VA, threatened against Balanced Fund/VA, not reflected in such Prospectus;

D.           There are no material contracts outstanding to which Balanced Fund/VA is a party other than those ordinary in the conduct of its business;

E.           Balanced Fund/VA is a series of Oppenheimer Variable Account Funds, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted, and is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect; and the shares of Balanced Fund/VA issued to Panorama Total Return pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, except as set forth under "Shareholder & Trustee Liability" in Balanced Fund/VA's Statement of Additional Information, will conform to the description thereof contained in Oppenheimer Variable Account Funds' Registration Statement, and will be duly registered under the 1933 Act and in the states where registration is required;

F.           All federal and other tax returns and reports of Balanced Fund/VA required by law to be filed have been filed, and all federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Balanced Fund/VA, no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Balanced Fund/VA ended December 31, 2011, or with respect to the taxable year from January 1, 2012, through the Closing Date, have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

G.           Balanced Fund/VA has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Balanced Fund/VA has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Balanced Fund/VA intends to meet such requirements with respect to its current taxable year. Balanced Fund/VA currently is, at all times since its inception has been, and will continue to be up until and at the Closing Date, in compliance with Section 817(h)(1) of the Internal Revenue Code of 1986, as amended, and Treas. Reg. Section 1.817-5, as if those provisions applied directly to the Balanced Fund/VA, relating to the diversification requirements for variable annuity, endowment and life insurance contracts. Balanced Fund/VA's shares are (and since its inception have been) held only by (a) insurance company "segregated asset accounts" within the meaning of Treas. Reg. Section 1.817-5(e) and (b) other purchasers of the kind specified in Treas. Reg. Section 1.817-5(f)(3) as from time to time in effect;

H.           Balanced Fund/VA has no plan or intention (i) to dispose of any of the assets transferred by Panorama Total Return, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

I.           After consummation of the transactions contemplated by the Agreement, Balanced Fund/VA intends to operate its business in a substantially unchanged manner.

14.       Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Balanced Fund/VA hereby represents to and covenants with Panorama Total Return that, if the reorganization becomes effective, Balanced Fund/VA will treat each shareholder of Panorama Total Return who received any of Balanced Fund/VA's shares as a result of the reorganization as having made the minimum initial purchase of shares of Balanced Fund/VA received by such shareholder for the purpose of making additional investments in shares of Balanced Fund/VA, regardless of the value of the shares of Balanced Fund/VA received.

15.       Balanced Fund/VA agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Panorama Total Return covenants and agrees to liquidate and dissolve under the laws of the State of Maryland, following the Closing, and, upon Closing, to cause the cancellation of its outstanding shares.

16.        The obligations of the parties shall be subject to the right of either party to abandon and terminate the Agreement for any reason and there shall be no liability for damages or other recourse available to a party not so terminating this Agreement; provided, however, that in the event that a party shall terminate this Agreement without reasonable cause, the party so terminating shall, upon demand, reimburse the party not so terminating for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with this Agreement.

17.       The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

18.       All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

19.       Balanced Fund/VA understands that the obligations of Panorama Total Return under the Agreement are not binding upon any other series of Panorama Series Fund, Inc., or any director or shareholder of Panorama Total Return or any other series of Panorama Series Fund, Inc. personally, but bind only Panorama Total Return and Panorama Total Return's property. Balanced Fund/VA represents that it has notice of the provisions of the Articles of Incorporation of Panorama Series Fund, Inc. disclaiming shareholder and director liability for acts or obligations of Panorama Total Return.

20.       Panorama Total Return understands that the obligations of Balanced Fund/VA under the Agreement are not binding upon any other series of Oppenheimer Variable Account Funds, or any trustee or shareholder of Balanced Fund/VA or any other series of Oppenheimer Variable Account Funds personally, but bind only Balanced Fund/VA and Balanced Fund/VA's property. Panorama Total Return represents that it has notice of the provisions of the Declaration of Trust of Balanced Fund/VA disclaiming shareholder and trustee liability for acts or obligations of Balanced Fund/VA.

IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

PANORAMA SERIES FUND, INC., on behalf of
Growth Portfolio

By: ______________________
Arthur S. Gabinet
Secretary

OPPENHEIMER VARIABLE ACCOUNT FUNDS, on behalf of Oppenheimer Balanced Fund/VA

By: ______________________
Arthur S. Gabinet
Secretary
EXHIBIT B

PRINCIPAL SHAREHOLDERS

Principal Shareholders of Panorama Total Return. As of February 3, 2012, the only persons who owned of record or were known by Panorama Total Return to own beneficially 5% or more of any class of the outstanding shares of Panorama Total Return were:

Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts, which owned 97.75% of the outstanding shares of Panorama Total Return and Commonwealth Annuity and Life Insurance Company, Worcester, Massachusetts, which owned 2.25%% of the outstanding shares of Panorama Total Return.

Principal Shareholders of Balanced Fund/VA. As of February 3, 2012, the only persons who owned of record or were known by Balanced Fund/VA to own beneficially 5% or more of any class of the outstanding shares of Balanced Fund/VA were:

Genworth Life and Annuity Insurance Company, Richmond, Virginia, which owned 13.97% of the outstanding shares of Balanced Fund/VA, Transamerica Advisors Life Insurance Company, which owned 14.27% of the outstanding shares of Balanced Fund/VA, Massachusetts Mutual Life Insurance Company, Springfield, Massachusetts, which owned 28.70% of the outstanding shares of Balanced Fund/VA, Nationwide Life Insurance Company, Columbus, Ohio, which owned 37.31% of the outstanding shares of Balanced Fund/VA.

STATEMENT OF ADDITIONAL INFORMATION
TO COMBINED PROSPECTUS AND PROXY STATEMENT
OF
OPPENHEIMER BALANCED FUND/VA
a series of Oppenheimer Variable Account Funds

PART B

Acquisition of the Assets of
TOTAL RETURN PORTFOLIO,
 a series of Panorama Series Fund, Inc.

By and in exchange for Non-Service Shares of
OPPENHEIMER BALANCED FUND/VA,
a series of Oppenheimer Variable Account Funds

This Statement of Additional Information to this Prospectus and Proxy Statement (the “SAI”) relates specifically to the proposed delivery of substantially all of the assets of Total Return Portfolio, a series of Panorama Series Fund, Inc. (“Panorama Total Return”), for Non-Service shares of Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Account Funds (together, these transactions are referred to as the “Reorganization”).

This SAI consists of this Cover Page, the audited Financial Statements of Panorama Total Return and Balanced Fund/VA for their fiscal years ended December 30, 2011, the Pro Forma Financial Statements of Balanced Fund/VA as of December 30, 2011 as if the proposed reorganization had taken place on that date, and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional Information of Panorama Total Return, dated April 29, 2011, as supplemented; and (ii) the Statement of Additional Information of Balanced Fund/VA dated April 29, 2011.

This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated March 26, 2012 relating to the Reorganization. You can request a copy of the Prospectus and Proxy Statement by calling 1-800-225-5677 or by writing OppenheimerFunds Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is March 26, 2012.

FINANCIAL STATEMENTS

Panorama Total Return Financial Statements

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—49.8%
Consumer Discretionary—6.0%
Automobiles—0.9%
Ford Motor Co.1	85,960	$924,930
Household Durables—0.7%
Mohawk Industries, Inc.1	12,810	766,674
Media—3.2%
Comcast Corp., Cl. A	37,730	894,578
Jupiter Telecommunications Co. Ltd.	1,766	1,789,632
Viacom, Inc., Cl. B	11,270	511,771

		3,195,981

Multiline Retail—1.2%
Target Corp.	23,270	1,191,889
Consumer Staples—3.6%
Beverages—1.3%
Coca-Cola Co. (The)	18,830	1,317,535
Food & Staples Retailing—1.3%
Wal-Mart Stores, Inc.	22,340	1,335,038
Household Products—1.0%
Church & Dwight Co., Inc.	20,930	957,757
Energy—7.2%
Energy Equipment & Services—0.4%
Nabors Industries Ltd.1	25,250	437,835
Oil, Gas & Consumable Fuels—6.8%
Apache Corp.	3,920	355,074
Chevron Corp.	31,170	3,316,488
Exxon Mobil Corp.	17,990	1,524,832
Penn West Petroleum Ltd.	34,070	674,586
Royal Dutch Shell plc, ADR	13,220	966,250

		6,837,230

Financials—10.7%
Capital Markets—1.6%
Goldman Sachs Group, Inc. (The)	17,410	1,574,386
Commercial Banks—5.7%
CIT Group, Inc.1	18,760	654,161
M&T Bank Corp.	14,090	1,075,631
U.S. Bancorp	77,450	2,095,023
Wells Fargo & Co.	70,350	1,938,846

		5,763,661

Diversified Financial Services—0.8%
JPMorgan Chase & Co.	25,760	856,520
Insurance—2.6%
ACE Ltd.	20,030	1,404,504
MetLife, Inc.	39,400	1,228,492

		2,632,996

Health Care—7.2%
Biotechnology—1.4%
Gilead Sciences, Inc.1	35,844	1,467,095
Health Care Equipment & Supplies—1.6%
Medtronic, Inc.	41,580	1,590,435
Health Care Providers & Services—2.7%
Humana, Inc.	14,230	1,246,690
UnitedHealth Group, Inc.	16,360	829,125
WellPoint, Inc.	9,980	661,175

		2,736,990

Pharmaceuticals—1.5%
Pfizer, Inc.	70,400	1,523,456
Industrials—3.2%
Electrical Equipment—1.3%
Cooper Industries plc	24,610	1,332,632
Industrial Conglomerates—1.3%
Tyco International Ltd.	26,760	1,249,960
Trading Companies & Distributors—0.6%
AerCap Holdings NV1	52,720	595,209
Information Technology—4.4%
Communications Equipment—1.0%
Juniper Networks, Inc.1	50,000	1,020,500
Computers & Peripherals—0.4%
Hewlett-Packard Co.	14,420	371,459
Internet Software & Services—0.4%
VeriSign, Inc.	12,740	455,073
Semiconductors & Semiconductor Equipment—0.7%
Xilinx, Inc.	22,360	716,862
Software—1.9%
Microsoft Corp.	34,300	890,428
Oracle Corp.	39,320	1,008,558

		1,898,986

Materials—2.4%
Chemicals—1.5%
Celanese Corp., Series A	15,240	674,675
Mosaic Co. (The)	15,960	804,863

		1,479,538

Containers & Packaging—0.9%
Rock-Tenn Co., Cl. A	15,950	920,315
Telecommunication Services—1.5%
Diversified Telecommunication Services—0.5%
AT&T, Inc.	16,380	495,331
Wireless Telecommunication Services—1.0%
Vodafone Group plc, Sponsored ADR	35,700	1,000,671

	Shares	Value

Utilities—3.6%
Electric Utilities—1.8%
American Electric Power Co., Inc.	11,900	$491,589
Edison International, Inc.	32,200	1,333,080

		1,824,669

Energy Traders—0.4%
GenOn Energy, Inc.1	149,730	390,795
Multi-Utilities—1.4%
Public Service Enterprise Group, Inc.	43,030	1,420,420

Total Common Stocks (Cost $49,867,325)		50,282,828

	Principal
	Amount

Asset-Backed Securities—4.2%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/132	$60,000	59,865
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	55,000	55,065
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/152	95,000	96,597
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	115,000	114,693
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	27,605	27,758
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	17,785	17,783
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	30,000	30,385
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	35,000	35,152
Series 2011-2, Cl. D, 4%, 5/8/17	60,000	59,919
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	165,000	164,753
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables Nts., Series 2011-5, Cl. D, 4.72%, 12/8/17	100,000	102,309
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	8,185	8,188
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.254%, 5/25/343	141,560	$119,329
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	45,000	45,097
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/152	23,086	24,211
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	73,008
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/182	225,000	245,940
Series 2009-A17, Cl. A17, 4.90%, 11/15/182	175,000	190,477
Series 2009-A8, Cl. A8, 2.378%, 5/16/162,3	155,000	155,966
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.078%, 1/20/413	115,000	115,139
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.034%, 2/25/333	3,568	3,427
Series 2005-16, Cl. 2AF2, 5.377%, 5/1/363	247,369	190,043
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	100,000	101,355
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/152	49,260	49,501
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/152	140,000	140,268
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/132	35,000	34,884
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/414	98,000	97,805
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	76,162	75,811
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.828%, 9/15/143	110,000	110,849
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.928%, 12/15/142,3	115,000	116,262
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	125,000	126,736

	Principal
	Amount	Value

Asset-Backed Securities Continued
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.828%, 10/20/142,3	$115,000	$116,015
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/232	110,000	109,992
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/152	175,000	177,046
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.628%, 3/15/163	120,000	120,338
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	105,000	105,270
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.428%, 1/15/152,3	110,000	110,840
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/162	85,000	84,848
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	41,234	41,232
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	115,000	115,007
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/132	55,194	55,242
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	115,000	114,766
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/174	106,840	105,905
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/172	86,952	85,648
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	105,000	105,171
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/142	50,000	49,951

Total Asset-Backed Securities (Cost $4,352,939)		4,285,846

Mortgage-Backed Obligations—27.1%
Government Agency—23.1%
FHLMC/FNMA/FHLB/Sponsored—22.5%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	157,873	168,403
4.50%, 1/1/425	780,000	826,678
5%, 12/15/34	11,625	12,517
5.50%, 9/1/39	307,304	334,107
6.50%, 4/15/18-4/1/34	105,574	118,426
7%, 10/1/31	82,644	95,982
8%, 4/1/16	35,401	38,369
9%, 8/1/22-5/1/25	14,232	16,412
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.49%, 3/25/363	91,664	128,004
Series 2461, Cl. PZ, 6.50%, 6/15/32	183,481	208,254
Series 2500, Cl. FD, 0.778%, 3/15/323	24,046	24,164
Series 2526, Cl. FE, 0.678%, 6/15/293	31,816	31,928
Series 2551, Cl. FD, 0.678%, 1/15/333	21,458	21,522
Series 2663, Cl. BA, 4%, 8/1/16	25,865	25,922
Series 2686, Cl. CD, 4.50%, 2/1/17	1,558	1,557
Series 3019, Cl. MD, 4.75%, 1/1/31	29,685	29,838
Series 3025, Cl. SJ, 23.73%, 8/15/353	16,169	23,122
Series 3094, Cl. HS, 23.363%, 6/15/343	51,084	69,165
Series 3242, Cl. QA, 5.50%, 3/1/30	29,030	29,156
Series 3822, Cl. JA, 5%, 6/1/40	192,669	208,650
Series 3848, Cl. WL, 4%, 4/1/40	139,625	147,583
Series R001, Cl. AE, 4.375%, 4/1/15	2,162	2,162
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.226%, 4/1/276	76,632	12,505
Series 192, Cl. IO, 13.427%, 2/1/286	20,693	3,957
Series 2130, Cl. SC, 50.333%, 3/15/296	60,576	12,349
Series 243, Cl. 6, 0.377%, 12/15/326	61,011	11,082
Series 2527, Cl. SG, 10.321%, 2/15/326	2,065	22
Series 2531, Cl. ST, 56.618%, 2/15/306	6,239	192
Series 2796, Cl. SD, 62.144%, 7/15/266	90,570	17,786
Series 2802, Cl. AS, 60.971%, 4/15/336	51,960	3,724
Series 2920, Cl. S, 63.682%, 1/15/356	378,768	64,194
Series 3110, Cl. SL, 99.999%, 2/15/266	54,389	6,971
Series 3451, Cl. SB, 20.751%, 5/15/386	517,965	61,740
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.821%, 6/1/267	20,847	19,097
Federal National Mortgage Assn.:
3.50%, 1/1/275	1,225,000	1,281,273
4%, 1/1/425	2,095,000	2,201,387
4.50%, 1/1/27-1/1/425	3,547,000	3,776,598
5%, 1/1/425	2,760,000	2,982,094
5.50%, 1/1/27-1/1/425	1,499,000	1,631,830
6%, 11/25/17-3/1/37	418,405	459,013
6%, 1/1/425	1,000,000	1,101,250
6.50%, 5/25/17-10/25/19	229,251	250,603
6.50%, 1/1/425	499,000	555,294
7%, 10/25/35	18,922	21,619
8.50%, 7/1/32	3,152	3,854

	Principal
	Amount	Value

FHLMC/FNMA/FHLB/Sponsored Continued
Federal National Mortgage Assn., 15 yr.:
3%, 1/1/275	$2,280,000	$2,355,169
4%, 1/1/275	115,000	121,307
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment
Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	54,697	61,573
Trust 2003-130, Cl. CS, 13.513%, 12/25/333	42,689	49,558
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	737,095
Trust 2004-101, Cl. BG, 5%, 1/25/20	326,057	349,259
Trust 2004-9, Cl. AB, 4%, 7/1/17	54,523	55,002
Trust 2005-12, Cl. JC, 5%, 6/1/28	27,028	27,105
Trust 2005-22, Cl. EC, 5%, 10/1/28	18,021	18,055
Trust 2005-30, Cl. CU, 5%, 4/1/29	20,023	20,135
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	304,167
Trust 2006-46, Cl. SW, 23.123%, 6/25/363	69,120	96,509
Trust 2006-50, Cl. KS, 23.124%, 6/25/363	49,542	69,129
Trust 2007-42, Cl. A, 6%, 2/1/33	168,639	176,745
Trust 2009-36, Cl. FA, 1.234%, 6/25/373	174,419	176,597
Trust 2011-15, Cl. DA, 4%, 3/1/41	89,607	94,849
Trust 2011-3, Cl. KA, 5%, 4/1/40	137,035	148,515
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 36.947%, 11/25/316	151,986	27,544
Trust 2001-81, Cl. S, 31.823%, 1/25/326	38,164	7,547
Trust 2002-47, Cl. NS, 34.496%, 4/25/326	98,822	18,863
Trust 2002-51, Cl. S, 34.75%, 8/25/326	90,742	17,323
Trust 2002-52, Cl. SD, 41.24%, 9/25/326	116,437	23,287
Trust 2002-77, Cl. SH, 41.717%, 12/18/326	51,779	10,121
Trust 2002-84, Cl. SA, 40.33%, 12/25/326	141,467	24,450
Trust 2003-33, Cl. SP, 40.27%, 5/25/336	159,728	26,061
Trust 2003-4, Cl. S, 36.563%, 2/25/336	91,758	16,127
Trust 2003-89, Cl. XS, 40.735%, 11/25/326	14,820	745
Trust 2004-54, Cl. DS, 51.343%, 11/25/306	93,650	17,593
Trust 2004-56, Cl. SE, 16.111%, 10/25/336	88,670	12,452
Trust 2005-40, Cl. SA, 60.45%, 5/25/356	208,785	37,179
Trust 2005-71, Cl. SA, 61.197%, 8/25/256	240,150	33,670
Trust 2005-93, Cl. SI, 18.704%, 10/25/356	111,868	16,511
Trust 2006-129, Cl. SM, 28.813%, 1/25/376	430,135	61,627
Trust 2008-55, Cl. SA, 25.433%, 7/25/386	274,486	30,469
Trust 2008-67, Cl. KS, 48.433%, 8/25/346	184,515	13,448
Trust 222, Cl. 2, 25.073%, 6/1/236	164,360	30,934
Trust 252, Cl. 2, 36.675%, 11/1/236	140,553	25,828
Trust 319, Cl. 2, 6.073%, 2/1/326	34,942	6,325
Trust 320, Cl. 2, 11.724%, 4/1/326	30,819	5,379
Trust 321, Cl. 2, 1.47%, 4/1/326	374,769	67,753
Trust 331, Cl. 9, 13.163%, 2/1/336	107,940	21,224
Trust 334, Cl. 17, 20.772%, 2/1/336	71,306	15,730
Trust 339, Cl. 12, 2.516%, 7/1/336	104,774	19,994
Trust 339, Cl. 7, 4.929%, 7/1/336	288,863	41,184
Trust 343, Cl. 13, 10.169%, 9/1/336	100,844	18,759
Trust 345, Cl. 9, 0%, 1/1/346,8	133,807	17,316
Trust 351, Cl. 10, 0.79%, 4/1/346	13,778	2,010
Trust 351, Cl. 8, 1.45%, 4/1/346	47,243	6,964
Trust 356, Cl. 10, 1.267%, 6/1/356	38,875	5,665
Trust 356, Cl. 12, 1.975%, 2/1/356	23,093	3,366
Trust 362, Cl. 13, 3.439%, 8/1/356	114,126	18,303
Trust 364, Cl. 16, 0.173%, 9/1/356	101,337	16,914
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.29%, 9/25/237	55,768	50,469

		22,670,258

GNMA/Guaranteed—0.4%
Government National Mortgage Assn.:
7%, 1/30/24	75,147	87,047
7.50%, 1/30/23-6/30/24	74,042	83,962
8%, 5/30/17	24,600	27,312
8.50%, 8/1/17-12/15/17	19,300	21,790
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 91.414%, 1/16/276	108,842	21,435
Series 2002-15, Cl. SM, 82.482%, 2/16/326	125,400	23,276
Series 2002-76, Cl. SY, 83.146%, 12/16/266	272,168	55,064
Series 2004-11, Cl. SM, 73.937%, 1/17/306	100,051	22,803
Series 2007-17, Cl. AI, 21.009%, 4/16/376	339,038	63,590

		406,279

Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.834%, 12/8/203	210,518	211,373
Non-Agency—4.0%
Commercial—3.2%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	160,000	174,495
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.622%, 6/1/493	90,000	96,888
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/442	31,363	31,291
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.072%, 12/1/493	160,000	178,444
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	135,000	143,737
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	102,372	56,080
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/462	136,765	140,811

	Principal
	Amount	Value

Commercial Continued
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.858%, 9/1/202,6	$1,072,068	$80,572
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	106,458	103,862
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	95,158	62,428
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.857%, 11/1/373	69,236	42,262
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	230,000	249,153
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	115,000	108,439
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	86,830	88,786
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	134,558	124,148
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.834%, 5/25/353	123,339	83,984
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/462	102,362	102,810
Series 2010-C2, Cl. A2, 3.616%, 11/1/432	165,000	171,758
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/494	50,110	50,591
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	165,000	170,495
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	20,000	21,705
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	205,000	225,475
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	203,824	209,224
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/493	115,000	108,733
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	40,000	43,536
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	120,000	132,172
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/432	83,791	86,974
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.719%, 2/1/353	67,325	59,363
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.82%, 3/1/446	1,309,891	116,356

		3,264,572

Multifamily—0.2%
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/363	226,883	181,426
Other—0.1%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	145,000	157,542
Residential—0.5%
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.866%, 6/1/343	128,623	113,717
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	110,164	86,500
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	54,608	56,669
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/343	107,311	102,294
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	107,303	103,212

		462,392

Total Mortgage-Backed Obligations (Cost $26,567,738)		27,353,842

	Principal
	Amount	Value

U.S. Government Obligations—0.7%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	$40,000	$41,659
2.50%, 5/27/16	60,000	63,638
5%, 2/16/17	65,000	76,846
5.25%, 4/18/16	105,000	123,862
5.50%, 7/18/16	65,000	77,624
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/16	110,000	116,387
4.875%, 12/15/16	47,000	55,447
5%, 3/15/16	70,000	81,683
5.375%, 6/12/17	46,000	55,672

Total U.S. Government Obligations (Cost $655,958)		692,818

Non-Convertible Corporate Bonds and Notes—18.0%
Consumer Discretionary—3.0%
Automobiles—0.3%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/142	74,000	73,657
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	43,000	60,201
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	115,000	120,030

		253,888

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	110,000	118,800
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/152	171,000	183,299
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	122,000	137,283

		320,582

Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	98,000	100,695
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	107,000	112,241
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	44,000	45,744
8% Sr. Unsec. Nts., 5/1/12	85,000	86,906

		345,586

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	110,000	115,620
Media—1.2%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	67,000	95,612
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	25,000	31,131
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	92,000	101,660
DIRECTV Holdings LLC/DIRECTV
Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	87,000	100,484
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	99,000	107,168
Historic TW, Inc., 9.125% Debs., 1/15/13	37,000	39,907
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	40,000	42,700
10% Sr. Unsec. Nts., 7/15/17	126,000	144,585
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	102,000	114,750
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	64,000	73,894
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	59,000	77,438
Time Warner, Inc., 4% Sr. Unsec.
Unsub. Nts., 1/15/22	99,000	102,284
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	63,000	66,843
6.50% Sr. Sec. Nts., 1/15/18	135,000	144,113

		1,242,569

Multiline Retail—0.3%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	62,000	63,900
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	164,000	174,571
Target Corp., 7% Bonds, 1/15/38	23,000	32,204

		270,675

Specialty Retail—0.3%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	98,000	104,370
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	115,000	116,438
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/192	105,000	110,250

		331,058

Consumer Staples—1.2%
Beverages—0.2%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	54,000	70,018
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	27,000	29,545

	Principal
	Amount	Value

Beverages Continued
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/222	$104,000	$109,125

		208,688

Food & Staples Retailing—0.2%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	39,000	47,542
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	31,000	31,878
Kroger Co. (The), 5% Sr. Nts., 4/15/13	97,000	101,518

		180,938

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	45,000	47,229
8.50% Sr. Unsec. Nts., 6/15/19	50,000	60,932
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13	99,000	104,337
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	59,000	76,891
TreeHouse Foods, Inc., 7.75%
Sr. Unsec. Nts., 3/1/18	113,000	122,605

		411,994

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/212	113,000	119,101
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	85,000	132,463
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	72,000	75,796
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	105,000	112,664

		320,923

Energy—2.4%
Energy Equipment & Services—0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	115,000	119,940
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	139,000	155,435
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/212	50,000	51,250
6.625% Sr. Unsec. Nts., 11/15/20	48,000	49,320
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	119,000	125,225
Weatherford International Ltd.
Bermuda, 5.125% Sr. Unsec.
Unsub. Nts., 9/15/20	117,000	121,754

		622,924

Oil, Gas & Consumable Fuels—1.8%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	70,000	78,033
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/212	75,000	77,433
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	98,000	102,900
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/132	105,000	111,445
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	105,000	112,350
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	158,000	174,870
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	84,000	82,410
EQT Corp., 4.875% Sr. Unsec. Unsub. Nts., 11/15/21	64,000	64,705
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	183,000	192,964
Marathon Petroleum Corp., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	54,000	56,495
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	96,000	103,200
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	118,000	125,185
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	102,000	114,240
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/142	60,000	64,500
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/152	188,000	185,950
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	104,000	104,678
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/212	80,000	81,809

		1,833,167

Financials—5.5%
Capital Markets—1.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/192	195,000	206,581
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	108,000	91,532
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	160,000	156,318
6.25% Sr. Nts., 2/1/41	101,000	99,241
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/212	152,000	140,325

	Principal
	Amount	Value

Capital Markets Continued
Morgan Stanley, 5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	$345,000	$333,312
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	107,000	104,534
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	117,000	118,493
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	45,000	44,622

		1,294,958

Commercial Banks—1.0%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/122	124,000	126,175
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	208,000	204,880
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/353	250,000	208,750
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/202	84,000	70,376
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	71,000	74,017
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	110,000	112,704
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K9	78,000	83,948
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	146,000	154,916

		1,035,766

Consumer Finance—0.5%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	106,000	110,842
American Express Credit Corp., 2.80% Sr. Unsec. Unsub. Nts., 9/19/16	103,000	103,641
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	100,000	103,069
SLM Corp., 6.25% Sr. Nts., 1/25/16	150,000	146,026

		463,578

Diversified Financial Services—0.9%
Bank of America Corp., 3.75% Sr. Unsec. Unsub. Nts., 7/12/16	115,000	106,611
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	327,000	349,502
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/673,4	147,000	104,738
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/132	50,000	44,230
JPMorgan Chase & Co.:
5.40% Sr. Unsec. Nts., 1/6/42	30,000	31,364
7.90% Perpetual Bonds, Series 19	183,000	195,496
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	95,000	90,379

		922,320

Insurance—1.5%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	29,000	34,759
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	93,000	95,039
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	55,000	56,575
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/122	105,000	107,331
Hartford Financial Services Group, Inc. (The), 6.625% Sr. Unsec. Unsub. Nts., 3/30/40	68,000	67,587
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	109,000	101,216
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/212	164,000	160,943
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	222,000	186,480
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	189,000	202,550
Swiss Re Capital I LP, 6.854% Perpetual Bonds2,9	218,000	186,393
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	71,000	73,207
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	116,000	117,949
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/373,4	122,000	110,410

		1,500,439

Real Estate Investment Trusts—0.3%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	57,000	57,368
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	26,000	26,000
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	106,000	110,902
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	43,000	43,032
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/122	108,000	110,677

		347,979

	Principal
	Amount	Value

Health Care—0.3%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	$70,000	$77,177
Health Care Providers & Services—0.1%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	59,000	75,552
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	70,000	75,627

		151,179

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/182	120,000	124,050
Industrials—1.3%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	110,000	113,300
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	100,000	110,000

		223,300

Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	109,000	118,810
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	100,000	100,625

		219,435
Industrial Conglomerates—0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	105,000	106,285
4.65% Sr. Unsec. Nts., 10/17/21	99,000	103,486
5.25% Sr. Unsec. Nts., 10/19/12	15,000	15,528
6.375% Unsec. Sub. Bonds, 11/15/67	205,000	202,438

		427,737

Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/162	105,000	108,675
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	47,000	50,248
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/172	94,000	101,990

		260,913

Professional Services—0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	17,000	17,638
Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	30,000	34,044
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	90,000	99,450

		133,494

Information Technology—0.8%
Communications Equipment—0.1%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	34,000	38,516
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	45,000	49,302

		87,818

Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.35% Sr. Unsec. Unsub. Nts., 3/15/15	106,000	105,584
4.65% Sr. Unsec. Nts., 12/9/21	82,000	86,655

		192,239

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	210,000	210,495
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	107,000	112,377
Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	76,000	87,731
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	127,000	127,887
Materials—1.3%
Chemicals—0.5%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	48,000	59,644
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	182,000	187,447
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	100,000	112,000
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	68,000	83,188

		442,279

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	87,000	91,847
Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	160,000	170,180
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	151,000	166,855
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	106,000	110,055
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	7,000	7,629

	Principal
	Amount	Value

Metals & Mining Continued
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	$60,000	$65,216
6% Sr. Unsec. Unsub. Nts., 10/15/15	87,000	93,809
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	28,000	28,848

		642,592

Paper & Forest Products—0.1%
International Paper Co., 4.75% Sr. Unsec. Unsub. Nts., 2/15/22	84,000	89,429
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	116,000	142,657
British Telecommunications plc, 9.875% Bonds, 12/15/30	67,000	94,539
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	39,000	38,322
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	110,000	113,025
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	108,000	120,245
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	65,000	82,651
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	94,000	102,225

		693,664

Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	170,000	170,414
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	25,000	25,080
7% Sr. Unsec. Nts., 10/15/17	78,000	88,211

		283,705

Utilities—1.2%
Electric Utilities—1.0%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/122	99,000	100,797
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	76,000	78,327
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	66,000	74,021
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	115,000	116,696
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	59,000	63,621
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	110,000	111,566
Oncor Electric Delivery Co., 7% Debs., 9/1/22	96,000	123,169
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/212	156,000	163,830
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/192	115,000	150,995

		983,022

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	104,000	111,390
Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	96,000	101,259
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41	26,000	26,639

		127,898

Total Non-Convertible Corporate Bonds and Notes (Cost $17,816,794)		18,180,849

	Shares

Investment Company—15.5%
Oppenheimer Institutional Money
Market Fund, Cl. E, 0.20%10,11 (Cost $15,675,118)	15,675,118	15,675,118
Total Investments, at Value (Cost $114,935,872)	115.3%	116,471,301
Liabilities in Excess of Other Assets	(15.3)	(15,469,507)

Net Assets	100.0%	$101,001,794

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $5,588,956 or 5.53% of the Fund’s net assets as of December 30, 2011.

3.	Represents the current interest rate for a variable or increasing rate security.

4.
Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $469,449, which represents 0.46% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

DT Auto Owner Trust 2011-3A, Automobile Receivable Nts.,
Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$97,992	$97,805	$(187)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	122,783	104,738	(18,045)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates,
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	49,483	50,591	1,108
Santander Drive Auto Receivables Trust 2011-S1A,
Automobile Receivables Nts., Series 2011-S1A,
Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	106,968	105,905	(1,063)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	123,010	110,410	(12,600)

		$500,236	$469,449	$(30,787)

5.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

6.
Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,296,283 or 1.28% of the Fund’s net assets as of December 30, 2011.

7.
Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $69,566 or 0.07% of the Fund’s net assets as of December 30, 2011.

8.
The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.
This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.
Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	17,175,856	50,534,844	52,035,582	15,675,118

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$15,675,118	$32,755

11. Rate shown is the 7-day yield as of December 30, 2011.

Valuation Inputs

Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,079,474	$—	$—	$6,079,474
Consumer Staples	3,610,330	—	—	3,610,330
Energy	7,275,065	—	—	7,275,065
Financials	10,827,563	—	—	10,827,563
Health Care	7,317,976	—	—	7,317,976
Industrials	3,177,801	—	—	3,177,801
Information Technology	4,462,880	—	—	4,462,880
Materials	2,399,853	—	—	2,399,853
Telecommunication Services	1,496,002	—	—	1,496,002
Utilities	3,635,884	—	—	3,635,884
Asset-Backed Securities	—	4,285,846	—	4,285,846
Mortgage-Backed Obligations	—	27,353,842	—	27,353,842
U.S. Government Obligations	—	692,818	—	692,818
Non-Convertible Corporate Bonds and Notes	—	18,180,849	—	18,180,849
Investment Company	15,675,118	—	—	15,675,118

Total Investments, at Value	65,957,946	50,513,355	—	116,471,301
Other Financial Instruments:
Futures margins	8,435	—	—	8,435
Foreign currency exchange contracts	—	114	—	114

Total Assets	$65,966,381	$50,513,469	$—	$116,479,850

Liabilities Table
Other Financial Instruments:
Futures margins	$(5,489)	$—	$—	$(5,489)
Foreign currency exchange contracts	—	(4,775)	—	(4,775)

Total Liabilities	$(5,489)	$(4,775)	$—	$(10,264)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract
Counterparty/		Amount	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman
Japanese Yen (JPY)	Sell	20,008 JPY	1/6/12	$259,944	$114	$—

Bank of America
Japanese Yen (JPY)	Sell	33,665 JPY	1/4/12-1/5/12	437,415	—	4,775

					$114	$4,775

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	6	3/21/12	$868,875	$7,807
U.S. Treasury Nts., 2 yr.	Sell	26	3/30/12	5,734,219	(1,175)
U.S. Treasury Nts., 5 yr.	Sell	16	3/30/12	1,972,125	(7,834)
U.S. Treasury Nts., 10 yr.	Sell	1	3/21/12	131,125	(1,759)
U.S. Treasury Ultra Bonds	Buy	13	3/21/12	2,082,438	13,236

					$10,275

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $99,260,754)	$100,796,183

Affiliated companies (cost $15,675,118)	15,675,118
116,471,301
Cash	12,614
Cash used for collateral on futures	118,050
Unrealized appreciation on foreign currency exchange contracts	114
Receivables and other assets:
Investments sold (including $411,797 sold on a when-issued or delayed delivery basis)	1,109,126
Interest, dividends and principal paydowns	442,848
Shares of capital stock sold	16,773
Futures margins	8,435
Other	41,224

Total assets	118,220,485
Liabilities
Unrealized depreciation on foreign currency exchange contracts	4,775
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	17,131,323
Shareholder communications	12,805
Shares of capital stock redeemed	11,817
Directors’ compensation	9,559
Transfer and shareholder servicing agent fees	8,617
Futures margins	5,489
Other	34,306

Total liabilities	17,218,691
Net Assets	$101,001,794

Composition of Net Assets
Par value of shares of capital stock	$82,852
Additional paid-in capital	144,699,832
Accumulated net investment income	1,819,427
Accumulated net realized loss on investments and foreign currency transactions	(47,144,796)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	1,544,479

Net Assets—applicable to 82,852,109 shares of capital stock outstanding	$101,001,794

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.22

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$1,675,164
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $24,283)	901,465
Affiliated companies	32,755

Total investment income	2,609,384

Expenses
Management fees	686,780
Transfer and shareholder servicing agent fees	109,884
Legal, auditing and other professional fees	36,998
Shareholder communications	28,972
Custodian fees and expenses	17,295
Accounting service fees	15,000
Directors’ compensation	12,430
Administration service fees	1,500
Other	8,605

Total expenses	917,464
Less waivers and reimbursements of expenses	(38,703)

Net expenses	878,761

Net Investment Income	1,730,623
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(870,398)
Closing and expiration of futures contracts	639,044
Foreign currency transactions	88,109

Net realized loss	(143,245)
Net change in unrealized appreciation/depreciation on:
Investments	(860,922)
Translation of assets and liabilities denominated in foreign currencies	(116,740)
Futures contracts	(5,186)

Net change in unrealized appreciation/depreciation	(982,848)
Net Increase in Net Assets Resulting from Operations	$604,530

1.	December 30, 2011 represents the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes.
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	20111	2010

Operations
Net investment income	$1,730,623	$2,928,622
Net realized gain (loss)	(143,245)	17,324,536
Net change in unrealized appreciation/depreciation	(982,848)	(2,933,812)

Net increase in net assets resulting from operations	604,530	17,319,346

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(3,081,896)	(1,974,658)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(12,019,714)	(12,312,911)

Net Assets
Total increase (decrease)	(14,497,080)	3,031,777
Beginning of period	115,498,874	112,467,097

End of period (including accumulated net investment income of $1,819,427 and $3,057,913, respectively)	$101,001,794	$115,498,874

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.
FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$1.25	$1.09	$0.91	$1.53	$1.49

Income (loss) from investment operations:
Net investment income2	.02	.03	.03	.05	.04
Net realized and unrealized gain (loss)	(.02)	.15	.15	(.63)	.04

Total from investment operations	—	.18	.18	(.58)	.08

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.02)	—	(.04)	(.04)

Net asset value, end of period	$1.22	$1.25	$1.09	$0.91	$1.53

Total Return, at Net Asset Value3	0.23%	16.70%	19.78%	(38.65)%	5.82%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$101	$115	$112	$110	$216

Average net assets (in millions)	$110	$113	$103	$170	$231

Ratios to average net assets:4
Net investment income	1.58%	2.59%	3.67%	3.82%	2.84%
Total expenses5	0.84%	0.83%	0.79%	0.68%	0.68%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.78%	0.70%	0.68%	0.68%

Portfolio turnover rate6	98%	181%	144%	121%	107%

1.	December 30, 2011 represents the last business day of the Fund’s respective 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.86%
Year Ended December 31, 2010	0.83%
Year Ended December 31, 2009	0.79%
Year Ended December 31, 2008	0.68%
Year Ended December 31, 2007	0.68%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$216,775,123	$217,461,939
Year Ended December 31, 2010	$185,632,885	$184,250,091
Year Ended December 31, 2009	$220,453,679	$226,017,815
Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
Total Return Portfolio (the “Fund”) is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund’s investment objective is to seek to maximize total investment return (including capital appreciation and income). The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). Shares of the Fund are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Directors or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

“Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$17,131,323
Sold securities	411,797

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward1,2,3,4	Tax Purposes

$1,824,214	$—	$47,115,288	$1,519,743

1.
As of December 30, 2011, the Fund had $45,730,492 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$12,872,283
2017	32,858,209
Total		$45,730,492

2.	As of December 30, 2011, the Fund had $1,384,796 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $1,106,135 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $15,703,539 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated Net
Net Investment	Realized Loss
Income	on Investments

$112,787	$112,787

The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$3,081,896	$1,974,658

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$114,955,110
Federal tax cost of other investments	(5,323,573)

Total federal tax cost	$109,631,537

Gross unrealized appreciation	$3,516,485
Gross unrealized depreciation	(1,996,742)

Net unrealized appreciation	$1,519,743

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Sold	1,446,145	$1,784,597	2,280,073	$2,603,517
Dividends and/or distributions reinvested	2,445,949	3,081,896	1,778,971	1,974,658
Redeemed	(13,569,942)	(16,886,207)	(14,703,659)	(16,891,086)

Net decrease	(9,677,848)	$(12,019,714)	(10,644,615)	$(12,312,911)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$85,393,339	$94,646,009
U.S. government and government agency obligations	390,824	406,151
To Be Announced (TBA) mortgage-related securities	216,775,123	217,461,939

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450

Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $111,091 to OFS for services to the Fund.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to limit the Fund’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $20,395.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $18,308 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of Assets			Statement of Assets
Accounted for as	and Liabilities			and Liabilities
Hedging Instruments	Location	Value		Location	Value

Interest rate contracts	Futures margins	$8,435	*	Futures margins	$5,489	*

Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	114		Unrealized depreciation on foreign currency exchange contracts	4,775

Total		$8,549			$10,264

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not	Closing and
Accounted for as	expiration of	Foreign currency
Hedging Instruments	futures contracts	transactions	Total

Foreign exchange contracts	$—	$(3,152)	$(3,152)
Interest rate contracts	639,044	—	639,044

Total	$639,044	$(3,152)	$635,892

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation of assets
Derivatives Not		and liabilities
Accounted for as		denominated in
Hedging Instruments	Futures contracts	foreign currencies	Total

Foreign exchange contracts	$—	$(4,661)	$(4,661)
Interest rate contracts	(5,186)	—	(5,186)

Total	$(5,186)	$(4,661)	$(9,847)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.
During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $37,713 and $68,740, respectively.
Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.
Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk. The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk. During the year ended December 30, 2011, the Fund had an ending monthly average market value of $3,710,971 and $6,984,590 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

6. Restricted Securities
As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation
Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.

In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

8. Subsequent Events Evaluation
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of the financial statements were issued. This evaluation determined that the following subsequent event warranted disclosure:

The Board of Directors of the Fund has determined that it is in the best interest of the Fund’s shareholders that the Fund reorganize with and into Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Accounts Funds. The Board unanimously approved an Agreement and Plan of Reorganization (the “Reorganization Agreement”) to be entered into between the Fund and Balanced Fund/VA, whereby Balanced Fund/VA will acquire substantially all of the assets and assume certain liabilities of the Fund in exchange for newly-issued shares of Balanced Fund/VA (the “Reorganization”). If the Reorganization takes place, Fund shareholders will receive Non-Service shares of Balanced Fund/VA equal in value to the value of the net assets of the shares of the Fund they hold immediately prior to the Reorganization. The shares of Balanced Fund/VA to be received by shareholders of the Fund will be issued at net asset value without a sales charge. The Reorganization is expected to be tax-free for both the Fund and Balanced Fund/VA and their respective shareholders. Following the Reorganization, the Fund will liquidate and dissolve.

If approved by the shareholders and certain conditions required by the Reorganization Agreement are satisfied, the Reorganization is expected to take place on or about April 27, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of Panorama Series Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (a separate series of Panorama Series Fund, Inc.), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Total Return Portfolio for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Total Return Portfolio as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG llp

Denver, Colorado
February 16, 2012

Balanced Fund/VA Financial Statements

STATEMENT OF INVESTMENTS December 30, 2011*

	Shares	Value

Common Stocks—48.1%
Consumer Discretionary—6.5%
Automobiles—0.9%
Ford Motor Co.1	175,370	$1,886,981
Household Durables—0.5%
Mohawk Industries, Inc.1	17,780	1,064,133
Media—3.8%
Comcast Corp., Cl. A	118,380	2,806,790
Jupiter Telecommunications Co. Ltd.	3,231	3,274,237
Viacom, Inc., Cl. B	35,080	1,592,983

		7,674,010

Multiline Retail—1.3%
Target Corp.	53,080	2,718,758
Consumer Staples—4.0%
Beverages—2.0%
Coca-Cola Co. (The)	58,860	4,118,434
Food & Staples Retailing—1.3%
Wal-Mart Stores, Inc.	45,590	2,724,458
Household Products—0.7%
Church & Dwight Co., Inc.	29,050	1,329,328
Energy—7.3%
Energy Equipment & Services—0.4%
Nabors Industries Ltd.1	51,520	893,357
Oil, Gas & Consumable Fuels—6.9%
Apache Corp.	12,290	1,113,228
Chevron Corp.	68,690	7,308,612
Exxon Mobil Corp.	37,000	3,136,120
Penn West Petroleum Ltd.	30,730	608,454
Royal Dutch Shell plc, ADR	26,970	1,971,237

		14,137,651

Financials—11.1%
Capital Markets—1.6%
Goldman Sachs Group, Inc. (The)	35,530	3,212,978
Commercial Banks—5.2%
CIT Group, Inc.1	25,970	905,574
M&T Bank Corp.	20,750	1,584,055
U.S. Bancorp	158,000	4,273,900
Wells Fargo & Co.	143,530	3,955,687

		10,719,216

Diversified Financial Services—1.3%
JPMorgan Chase & Co.	81,040	2,694,580
Insurance—3.0%
ACE Ltd.	40,870	2,865,804
MetLife, Inc.	107,300	3,345,614

		6,211,418

Health Care—5.8%
Biotechnology—1.0%
Gilead Sciences, Inc.1	49,760	2,036,677
Health Care Equipment & Supplies—1.1%
Medtronic, Inc.	57,750	2,208,938
Health Care Providers & Services—2.2%
Humana, Inc.	18,400	1,612,024
UnitedHealth Group, Inc.	40,010	2,027,707
WellPoint, Inc.	13,700	907,625

		4,547,356

Pharmaceuticals—1.5%
Pfizer, Inc.	143,630	3,108,153
Industrials—3.0%
Electrical Equipment—1.3%
Cooper Industries plc	50,210	2,718,872
Industrial Conglomerates—1.3%
Tyco International Ltd.	54,600	2,550,366
Trading Companies & Distributors—0.4%
AerCap Holdings NV1	73,620	831,170
Information Technology—4.7%
Communications Equipment—1.0%
Juniper Networks, Inc.1	102,000	2,081,820
Orbcomm, Inc.1	375	1,121

		2,082,941

Computers & Peripherals—0.3%
Hewlett-Packard Co.	20,090	517,518
Internet Software & Services—0.3%
VeriSign, Inc.	17,710	632,601
Semiconductors & Semiconductor Equipment—0.7%
Xilinx, Inc.	45,620	1,462,577
Software—2.4%
Microsoft Corp.	107,420	2,788,623
Oracle Corp.	86,240	2,212,056

		5,000,679

Materials—1.5%
Chemicals—1.1%
Celanese Corp., Series A	13,790	610,483
Mosaic Co. (The)	35,010	1,765,554

		2,376,037

Containers & Packaging—0.4%
Rock-Tenn Co., Cl. A	14,350	827,995
Telecommunication Services—1.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.	51,330	1,552,219

	Shares	Value

Wireless Telecommunication Services—1.0%
Vodafone Group plc, Sponsored ADR	72,840	$2,041,705
Utilities—2.5%
Electric Utilities—1.6%
American Electric Power Co., Inc.	16,520	682,441
Edison International, Inc.	65,690	2,719,566

		3,402,007

Energy Traders—0.3%
GenOn Energy, Inc.1	208,040	542,984
Multi-Utilities—0.6%
Public Service Enterprise Group, Inc.	38,850	1,282,439

Total Common Stocks (Cost $95,567,248)		99,108,536

	Principal
	Amount

Asset-Backed Securities—4.3%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/132	$125,000	124,718
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	30,000	30,036
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/152	200,000	203,361
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	240,000	239,359
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	63,097	63,447
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	60,000	60,771
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	70,000	70,304
Series 2011-2, Cl. D, 4%, 5/8/17	120,000	119,838
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	335,000	334,498
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables Nts., Series 2011-5, Cl. D, 4.72%, 12/8/17	205,000	209,733
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	18,188	18,197
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	65,000	65,140
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.404%, 7/25/363	177,363	163,486
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/152	52,768	55,340
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	180,000	187,736
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/182	475,000	519,207
Series 2009-A17, Cl. A17, 4.90%, 11/15/182	370,000	402,724
Series 2009-A8, Cl. A8, 2.378%, 5/16/162,3	325,000	327,026
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.078%, 1/20/413	240,000	240,290
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.034%, 2/25/333	8,285	7,957
Series 2005-16, Cl. 2AF2, 5.377%, 5/1/363	222,632	171,039
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.414%, 6/25/473	428,317	378,736
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	210,000	212,845
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/152	104,466	104,976
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/152	290,000	290,555
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/132	70,000	69,769
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/414	201,000	200,600
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	155,498	154,780
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.828%, 9/15/143	245,000	246,891
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.928%, 12/15/142,3	250,000	252,743

	Principal
	Amount	Value

Commercial Continued
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.474%, 12/1/353	$153,943	$119,433
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/432	176,891	183,613
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.042%, 11/1/373	213,735	155,757
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.82%, 3/1/446	2,833,135	251,663

		7,714,702

Multifamily—0.3%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.672%, 6/1/363	203,226	165,839
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.259%, 5/1/373	42,477	34,372
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/363	521,619	417,110

		617,321

Other—0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	320,000	347,679
Residential—1.0%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.544%, 5/1/363	80,000	70,893
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.866%, 6/1/343	128,623	113,717
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	62,243	52,213
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	169,268	161,050
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	688,524	540,622
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	195,456	136,115
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	169,436	164,920
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	119,999	103,140
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	116,801	121,208
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	24,192	13,734
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	39,406	30,547
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.467%, 5/1/373	204,503	170,770
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	174,937	136,051
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/343	85,387	81,395
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.667%, 10/1/363	198,909	167,167

		2,063,542

Total Mortgage-Backed Obligations (Cost $56,907,510)		58,107,974

	Principal
	Amount	Value

U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	$65,000	$67,696
2.50%, 5/27/16	100,000	106,063
5%, 2/16/17	115,000	135,958
5.25%, 4/18/16	195,000	230,030
5.50%, 7/18/16	110,000	131,364
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/169	190,000	201,032
4.875%, 12/15/16	160,000	188,755
5%, 3/15/169	120,000	140,028

Total U.S. Government Obligations (Cost $1,127,545)		1,200,926

Non-Convertible Corporate Bonds and Notes—18.3%
Consumer Discretionary—3.0%
Automobiles—0.3%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/142	153,000	152,291
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	88,000	123,203
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	236,000	246,321

		521,815

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	230,000	248,400
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/152	349,000	374,101
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	255,000	286,944

		661,045

Household Durables—0.3%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	201,000	206,528
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	223,000	233,922
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	90,000	93,567
8% Sr. Unsec. Nts., 5/1/12	180,000	184,037

		718,054

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	215,000	225,985

Media—1.3%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	138,000	196,932
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	52,000	64,752
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	188,000	207,740
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	182,000	210,208
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	201,000	217,583
Historic TW, Inc., 9.125% Debs., 1/15/13	78,000	84,128
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	80,000	85,400
10% Sr. Unsec. Nts., 7/15/17	264,000	302,940
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	218,000	245,250
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	130,000	150,098
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	122,000	160,126
Time Warner, Inc., 4% Sr. Unsec. Unsub. Nts., 1/15/22	203,000	209,734
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/21	132,000	140,053
6.50% Sr. Sec. Nts., 1/15/18	282,000	301,035

		2,575,979

Multiline Retail—0.3%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	127,000	130,891
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	336,000	357,659
Target Corp., 7% Bonds, 1/15/38	46,000	64,408

		552,958

Specialty Retail—0.3%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	198,000	210,870
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	240,000	243,000
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/192	214,000	224,700

		678,570

	Principal
	Amount	Value

Consumer Staples—1.2%
Beverages—0.2%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	$111,000	$143,926
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	55,000	60,185
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/222	211,000	221,399

		425,510

Food & Staples Retailing—0.2%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	80,000	97,521
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	63,000	64,785
Kroger Co. (The), 5% Sr. Nts., 4/15/13	199,000	208,270

		370,576

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	29,000	30,436
8.50% Sr. Unsec. Nts., 6/15/19	155,000	188,888
Kraft Foods, Inc.:
6% Sr. Unsec. Nts., 2/11/13	207,000	218,160
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	120,000	156,388
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	240,000	260,400

		854,272

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/212	233,000	245,581
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	177,000	275,834
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	149,000	156,856
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	214,000	229,619

		662,309

Energy—2.5%
Energy Equipment & Services—0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	235,000	245,096
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	286,000	319,817
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/212	102,000	104,550
6.625% Sr. Unsec. Nts., 11/15/20	97,000	99,668
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	244,000	256,764
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	242,000	251,833

		1,277,728

Oil, Gas & Consumable Fuels—1.9%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	145,000	161,640
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/212	152,000	156,930
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	199,000	208,950
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/132	213,000	226,074
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	215,000	230,050
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	330,000	365,234
Encana Corp., 3.90% Sr. Unsec. Unsub. Nts., 11/15/21	79,000	79,493
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	172,000	168,744
EQT Corp., 4.875% Sr. Unsec. Unsub. Nts., 11/15/21	130,000	131,432
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	383,000	403,854
Marathon Petroleum Corp., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	110,000	115,082
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	195,000	209,625
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	245,000	259,918
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	212,000	237,440
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/142	140,000	150,500
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/152	393,000	388,715
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	214,000	215,395
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/212	165,000	168,731

		3,877,807

	Principal
	Amount	Value

Financials—5.6%
Capital Markets—1.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/192	$405,000	$429,052
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	232,000	196,624
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	326,000	318,497
6.25% Sr. Nts., 2/1/41	206,000	202,412
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/212	314,000	289,883
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/202	114,000	103,789
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	595,000	574,843
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	223,000	217,861
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	237,000	240,025
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	94,000	93,210

		2,666,196

Commercial Banks—1.0%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/122	258,000	262,526
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	433,000	426,505
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/353	510,000	425,850
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/202	174,000	145,779
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	147,000	153,246
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	227,000	232,579
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	162,000	174,353
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	306,000	324,687

		2,145,525

Consumer Finance—0.5%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	223,000	233,187
American Express Credit Corp., 2.80% Sr. Unsec. Unsub. Nts., 9/19/16	209,000	210,301
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	205,000	211,291
SLM Corp., 6.25% Sr. Nts., 1/25/16	312,000	303,734

		958,513

Diversified Financial Services—0.9%
Bank of America Corp., 3.75% Sr. Unsec. Unsub. Nts., 7/12/16	230,000	213,222
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	669,000	715,037
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/673,4	300,000	213,750
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/132	120,000	106,153
JPMorgan Chase & Co.:
5.40% Sr. Unsec. Nts., 1/6/42	60,000	62,729
7.90% Perpetual Bonds, Series 110	379,000	404,879
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	193,000	183,612

		1,899,382

Insurance—1.5%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	60,000	71,915
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	197,000	201,319
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	114,000	117,264
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/122	212,000	216,706
Hartford Financial Services Group, Inc. (The), 6.625% Sr. Unsec. Unsub. Nts., 3/30/40	139,000	138,155
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	228,000	211,718
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/212	342,000	335,624
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	466,000	391,440
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	386,000	413,674
Swiss Re Capital I LP, 6.854% Perpetual Bonds2,10	455,000	389,030
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	146,000	150,538
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	241,000	245,050
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/373,4	252,000	228,060

		3,110,493

Real Estate Investment Trusts—0.4%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	123,000	123,794
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	54,000	54,000

	Principal
	Amount	Value

Real Estate Investment Trusts Continued
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	$216,000	$225,990
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	93,000	93,070
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/122	226,000	231,603

		728,457

Health Care—0.4%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	145,000	159,867
Health Care Providers & Services—0.2%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	124,000	158,786
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	145,000	156,655

		315,441

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/182	245,000	253,269
Industrials—1.3%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	230,000	236,900
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	205,000	225,500

		462,400

Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	235,000	256,150
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	203,000	204,269

		460,419

Industrial Conglomerates—0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	215,000	217,632
4.65% Sr. Unsec. Nts., 10/17/21	203,000	212,198
5.25% Sr. Unsec. Nts., 10/19/12	34,000	35,197
6.375% Unsec. Sub. Bonds, 11/15/67	428,000	422,650

		887,677

Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/162	214,000	221,490
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	97,000	103,704
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/172	192,000	208,320

		533,514

Professional Services—0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	35,000	36,313
Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	62,000	70,357
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	185,000	204,425

		274,782

Information Technology—0.8%
Communications Equipment—0.1%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	71,000	80,430
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	93,000	101,891

		182,321

Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.35% Sr. Unsec. Unsub. Nts., 3/15/15	216,000	215,152
4.65% Sr. Unsec. Nts., 12/9/21	167,000	176,479

		391,631

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	430,000	431,014
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	223,000	234,207
Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	157,000	181,234
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	264,000	265,844
Materials—1.3%
Chemicals—0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	101,000	125,502
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	374,000	385,194
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	210,000	235,200
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	140,000	171,269

		917,165

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	180,000	190,029

	Principal
	Amount	Value

Metals & Mining—0.7%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	$330,000	$350,997
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	307,000	339,235
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	216,000	224,263
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	14,000	15,258
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	75,000	81,520
6% Sr. Unsec. Unsub. Nts., 10/15/15	177,000	190,853
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	94,000	96,846
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/162	35,000	38,230

		1,337,202

Paper & Forest Products—0.1%
International Paper Co., 4.75% Sr. Unsec. Unsub. Nts., 2/15/22	172,000	183,117
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	236,000	290,234
British Telecommunications plc, 9.875% Bonds, 12/15/30	142,000	200,367
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	82,000	80,574
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	230,000	236,325
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	225,000	250,511
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	134,000	170,389
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	192,000	208,800

		1,437,200

Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	349,000	349,849
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	50,000	50,160
7% Sr. Unsec. Nts., 10/15/17	162,000	183,207

		583,216

Utilities—1.2%
Electric Utilities—1.0%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/122	205,000	208,721
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	154,000	158,714
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	138,000	154,772
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	239,000	242,524
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	120,000	129,399
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	230,000	233,273
Oncor Electric Delivery Co., 7% Debs., 9/1/22	198,000	254,036
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/212	322,000	338,161
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/192	235,000	308,556

		2,028,156

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	212,000	227,064
Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	194,000	204,628
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41	53,000	54,303

		258,931

Total Non-Convertible Corporate Bonds and Notes (Cost $36,798,681)		37,637,168

	Shares

Investment Companies—15.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20%11,12 (Cost $32,784,414)	32,784,414	32,784,414

Total Investments, at Value (Cost $232,141,466)	115.4%	237,714,032
Liabilities in Excess of Other Assets	(15.4)	(31,779,971)

Net Assets	100.0%	$205,934,061

Footnotes to Statement of Investments

*	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

1.	Non-income producing security.

2.
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $11,723,347 or 5.69% of the Fund’s net assets as of December 30, 2011.

3.	Represents the current interest rate for a variable or increasing rate security.

4.
Restricted security. The aggregate value of restricted securities as of December 30, 2011 was $1,000,078, which represents 0.49% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)

DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$200,984	$200,600	$(384)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	251,672	213,750	(37,922)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	125,957	128,776	2,819
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	231,246	228,892	(2,354)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	254,109	228,060	(26,049)

		$1,063,968	$1,000,078	$(63,890)

5.	When-issued security or delayed delivery to be delivered and settled after December 30, 2011. See Note 1 of the accompanying Notes.

6.
Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,771,932 or 1.35% of the Fund’s net assets as of December 30, 2011.

7.
Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $144,097 or 0.07% of the Fund’s net assets as of December 30, 2011.

8.
The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.
All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $212,701. See Note 5 of the accompanying Notes.

10.
This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

11.
Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2010	Additions	Reductions	December 30, 2011

Oppenheimer Institutional Money Market Fund, Cl. E	45,755,638	100,641,276	113,612,500	32,784,414

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$32,784,414	$80,528

12.	Rate shown is the 7-day yield as of December 30, 2011.

Valuation Inputs

Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)
Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$13,343,882	$—	$—	$13,343,882
Consumer Staples	8,172,220	—	—	8,172,220
Energy	15,031,008	—	—	15,031,008
Financials	22,838,192	—	—	22,838,192
Health Care	11,901,124	—	—	11,901,124
Industrials	6,100,408	—	—	6,100,408
Information Technology	9,696,316	—	—	9,696,316
Materials	3,204,032	—	—	3,204,032
Telecommunication Services	3,593,924	—	—	3,593,924
Utilities	5,227,430	—	—	5,227,430
Asset-Backed Securities	—	8,875,014	—	8,875,014
Mortgage-Backed Obligations	—	58,107,974	—	58,107,974
U.S. Government Obligations	—	1,200,926	—	1,200,926
Non-Convertible Corporate Bonds and Notes	—	37,637,168	—	37,637,168
Investment Company	32,784,414	—	—	32,784,414

Total Investments, at Value	131,892,950	105,821,082	—	237,714,032
Other Financial Instruments:
Futures margins	18,316	—	—	18,316
Foreign currency exchange contracts	—	28,920	—	28,920

Total Assets	$131,911,266	$105,850,002	$—	$237,761,268

Liabilities Table
Other Financial Instruments:
Futures margins	$(11,188)	$—	$—	$(11,188)
Foreign currency exchange contracts	—	(8,731)	—	(8,731)

Total Liabilities	$(11,188)	$(8,731)	$—	$(19,919)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

Counterparty/		Contract	Expiration		Unrealized	Unrealized
Contract Description	Buy/Sell	Amount (000’s)	Dates	Value	Appreciation	Depreciation

Brown Brothers Harriman
Japanese Yen (JPY)	Sell	36,617 JPY	1/6/12	$475,728	$208	$—
Bank of America
Japanese Yen (JPY)	Sell	61,566 JPY	1/4/12-1/5/12	799,924	—	8,731
Chase Manhattan Bank
Swiss Franc (CHF)	Sell	4,647 CHF	1/3/12	4,947,229	28,712	—

					$28,920	$8,731

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Long Bonds	Buy	24	3/21/12	$3,475,500	$42,776
U.S. Treasury Nts., 10 yr.	Buy	1	3/21/12	131,125	6
U.S. Treasury Nts., 2 yr.	Sell	54	3/30/12	11,909,531	(3,064)
U.S. Treasury Nts., 5 yr.	Sell	37	3/30/12	4,560,539	(17,547)
U.S. Treasury Ultra Bonds	Buy	21	3/21/12	3,363,938	20,631

					$42,802

STATEMENT OF ASSETS AND LIABILITIES December 30, 20111

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $199,357,052)	$204,929,618
Affiliated companies (cost $32,784,414)	32,784,414

237,714,032
Cash	55,568
Unrealized appreciation on foreign currency exchange contracts	28,920
Receivables and other assets:
Investments sold (including $834,575 sold on a when-issued or delayed delivery basis)	2,110,172
Interest, dividends and principal paydowns	934,679
Futures margins	18,316
Other	15,397

Total assets	240,877,084

Liabilities
Unrealized depreciation on foreign currency exchange contracts	8,731
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	34,608,626
Shares of beneficial interest redeemed	134,661
Shareholder communications	45,714
Transfer and shareholder servicing agent fees	17,606
Distribution and service plan fees	15,095
Trustees’ compensation	13,626
Futures margins	11,188
Other	87,776

Total liabilities	34,943,023
Net Assets	$205,934,061

Composition of Net Assets
Par value of shares of beneficial interest	$18,310
Additional paid-in capital	261,404,840
Accumulated net investment income	3,885,373
Accumulated net realized loss on investments and foreign currency transactions	(64,994,840)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,620,378

Net Assets	$205,934,061

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $128,383,141 and 11,366,261 shares of beneficial interest outstanding)	$11.30
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $77,550,920 and 6,943,916 shares of beneficial interest outstanding)	$11.17

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

STATEMENT OF OPERATIONS For the Year Ended December 30, 20111

Investment Income
Interest	$3,740,550
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $41,729)	1,555,903
Affiliated companies	80,528

Total investment income	5,376,981

Expenses
Management fees	1,695,109
Distribution and service plan fees—Service shares	212,975
Transfer and shareholder servicing agent fees:
Non-Service shares	141,905
Service shares	85,192
Shareholder communications:
Non-Service shares	34,918
Service shares	20,972
Custodian fees and expenses	23,781
Trustees’ compensation	11,530
Administration service fees	1,500
Other	51,445

Total expenses	2,279,327
Less waivers and reimbursements of expenses	(545,502)

Net expenses	1,733,825
Net Investment Income	3,643,156

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments from unaffiliated companies	7,451,196
Closing and expiration of futures contracts	1,402,952
Foreign currency transactions	721,809

Net realized gain	9,575,957
Net change in unrealized appreciation/depreciation on:
Investments	(10,948,759)
Translation of assets and liabilities denominated in foreign currencies	(559,038)
Futures contracts	50,474

Net change in unrealized appreciation/depreciation	(11,457,323)

Net Increase in Net Assets Resulting from Operations	$1,761,790

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 30,	December 31,
	20111	2010

Operations
Net investment income	$3,643,156	$4,859,704
Net realized gain	9,575,957	16,046,665
Net change in unrealized appreciation/depreciation	(11,457,323)	7,623,134

Net increase in net assets resulting from operations	1,761,790	28,529,503

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,355,682)	(2,184,050)
Service shares	(1,802,307)	(1,027,757)

	(5,157,989)	(3,211,807)

Beneficial Interest Transactions
Net decrease in net assets resulting from beneficial interest transactions:
Non-Service shares	(20,174,392)	(25,243,141)
Service shares	(10,697,145)	(8,416,068)

	(30,871,537)	(33,659,209)

Net Assets
Total decrease	(34,267,736)	(8,341,513)
Beginning of period	240,201,797	248,543,310

End of period (including accumulated net investment income of $3,885,373 and $5,128,069, respectively)	$205,934,061	$240,201,797

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

FINANCIAL HIGHLIGHTS

	Year Ended
	December 30,			Year Ended December 31,
Non-Service Shares	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.47	$10.30	$8.45	$16.41	$17.69

Income (loss) from investment operations:
Net investment income2	.20	.23	.25	.41	.43
Net realized and unrealized gain (loss)	(.11)	1.09	1.60	(7.03)	.19

Total from investment operations	.09	1.32	1.85	(6.62)	.62

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.26)	(.15)	—	(.39)	(.46)

Distributions from net realized gain	—	—	—	(.95)	(1.44)

Total dividends and/or distributions to shareholders	(.26)	(.15)	—	(1.34)	(1.90)

Net asset value, end of period	$11.30	$11.47	$10.30	$8.45	$16.41

Total Return, at Net Asset Value3	0.72%	12.91%	21.89%	(43.47)%	3.79%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,383	$150,622	$159,797	$169,621	$385,948

Average net assets (in thousands)	$141,848	$151,620	$159,013	$295,669	$418,103

Ratios to average net assets:4
Net investment income	1.70%	2.13%	2.71%	3.14%	2.55%
Total expenses5	0.91%	0.91%	0.89%	0.76%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%	0.65%	0.60%	0.67%	0.73%

Portfolio turnover rate6	102%	54%	87%	67%	68%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	0.93%
Year Ended December 31, 2010	0.92%
Year Ended December 31, 2009	0.91%
Year Ended December 31, 2008	0.76%
Year Ended December 31, 2007	0.75%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720

	Year Ended
	December 30,			Year Ended December 31,
Service Shares	20111	2010	2009	2008	2007

Per Share Operating Data
Net asset value, beginning of period	$11.35	$10.19	$8.38	$16.28	$17.57

Income (loss) from investment operations:
Net investment income2	.16	.20	.22	.37	.38
Net realized and unrealized gain (loss)	(.11)	1.08	1.59	(6.97)	.19

Total from investment operations	.05	1.28	1.81	(6.60)	.57

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.23)	(.12)	—	(.35)	(.42)
Distributions from net realized gain	—	—	—	(.95)	(1.44)

Total dividends and/or distributions to shareholders	(.23)	(.12)	—	(1.30)	(1.86)

Net asset value, end of period	$11.17	$11.35	$10.19	$8.38	$16.28

Total Return, at Net Asset Value3	0.38%	12.68%	21.60%	(43.62)%	3.49%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$77,551	$89,580	$88,746	$68,798	$121,399

Average net assets (in thousands)	$85,157	$87,280	$77,101	$100,164	$117,012

Ratios to average net assets:4
Net investment income	1.45%	1.87%	2.42%	2.90%	2.30%
Total expenses5	1.16%	1.16%	1.15%	1.01%	1.00%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.92%	0.90%	0.85%	0.92%	0.98%

Portfolio turnover rate6	102%	54%	87%	67%	68%

1.	December 30, 2011 represents the last business day of the Fund’s 2011 fiscal year. See Note 1 of the accompanying Notes.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 30, 2011	1.18%
Year Ended December 31, 2010	1.17%
Year Ended December 31, 2009	1.17%
Year Ended December 31, 2008	1.01%
Year Ended December 31, 2007	1.00%

6.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 30, 2011	$450,804,195	$453,759,282
Year Ended December 31, 2010	$412,930,431	$414,511,903
Year Ended December 31, 2009	$504,698,365	$520,212,670
Year Ended December 31, 2008	$474,582,075	$434,587,487
Year Ended December 31, 2007	$296,201,319	$315,527,720
See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Balanced Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, an open end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek high total investment return, which includes current income and capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).

     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.

     The following is a summary of significant accounting policies consistently followed by the Fund.
Fiscal Year End. Since December 30, 2011 represents the last day during the Fund’s 2011 fiscal year on which the New York Stock Exchange was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.

     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

1. Significant Accounting Policies Continued
Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

   There have been no significant changes to the fair valuation methodologies of the Fund during the period.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 30, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery
Basis Transactions

Purchased securities	$34,608,626
Sold securities	834,575
The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

     Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Appreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward1,2,3,4	Tax Purposes

$3,890,265	$—	$64,721,622	$5,355,887

1.
As of December 30, 2011, the Fund had $58,137,466 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2016	$13,408,759
2017	44,728,707

Total	$58,137,466

2.	As of December 30, 2011, the Fund had $6,584,156 of post-October losses available to offset future realized capital gains, if any.

3.	During the fiscal year ended December 30, 2011, the Fund utilized $15,143,099 of capital loss carryforward to offset capital gains realized in that fiscal year.

4.	During the fiscal year ended December 31, 2010, the Fund utilized $15,850,248 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 30, 2011. Net assets of the Fund were unaffected by the reclassifications.

Increase to	Increase to
Accumulated	Accumulated
Net Investment	Net Realized Loss
Income	on Investments

$272,137	$272,137

The tax character of distributions paid during the years ended December 30, 2011 and December 31, 2010 was as follows:

	Year Ended	Year Ended
	December 30, 2011	December 31, 2010

Distributions paid from:
Ordinary income	$5,157,989	$3,211,807

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 30, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$232,371,885
Federal tax cost of other investments	(5,355,361)

Total federal tax cost	$227,016,524

Gross unrealized appreciation	$8,427,376
Gross unrealized depreciation	(3,071,489)

Net unrealized appreciation	$5,355,887

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended December 30, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	252,001	$2,909,335	272,126	$2,909,287
Dividends and/or distributions reinvested	287,056	3,355,682	209,000	2,184,050
Redeemed	(2,302,830)	(26,439,409)	(2,866,355)	(30,336,478)

Net decrease	(1,763,773)	$(20,174,392)	(2,385,229)	$(25,243,141)

Service Shares
Sold	423,625	$4,837,026	627,983	$6,716,376
Dividends and/or distributions reinvested	155,505	1,802,307	99,204	1,027,757
Redeemed	(1,531,184)	(17,336,478)	(1,542,514)	(16,160,201)

Net decrease	(952,054)	$(10,697,145)	(815,327)	$(8,416,068)

3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended December 30, 2011, were as follows:

	Purchases	Sales

Investment securities	$175,187,163	$188,834,785
U.S. government and government agency obligations	737,646	771,994
To Be Announced (TBA) mortgage-related securities	450,804,195	453,759,282

4. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Over $800 million	0.60

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended December 30, 2011, the Fund paid $229,756 to OFS for services to the Fund.

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the “Plan”) in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the “Distributor”), for distribution related services, personal service and account maintenance for the Fund’s Service shares. Under the Plan, payments are made periodically at an annual rate of 0.25% of the daily net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsors of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund’s assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund’s shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $312,513 and $187,740 for Non-Service and Service shares, respectively.

     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed the Fund $45,249 for IMMF management fees.

     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

5. Risk Exposures and the Use of Derivative Instruments
The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Risk Exposures and the Use of Derivative Instruments Continued

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

     Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

     Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for	Statement of Assets and			Statement of Assets and
as Hedging Instruments	Liabilities Location	Value		Liabilities Location	Value

Interest rate contracts	Futures margins	$18,316	*	Futures margins	$11,188	*
Foreign exchange contracts	Unrealized depreciation on foreign currency exchange contracts	28,920		Unrealized appreciation on foreign currency exchange contracts	8,731

Total		$47,236			$19,919

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not	Closing and
Accounted for as	expiration of futures	Foreign currency
Hedging Instruments	contracts	transactions	Total

Foreign exchange contracts	$—	$(4,185)	$(4,185)
Interest rate contracts	1,402,952	—	1,402,952

Total	$1,402,952	$(4,185)	$1,398,767

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not		Translation of assets and
Accounted for as		liabilities denominated in
Hedging Instruments	Futures contracts	foreign currencies	Total

Foreign exchange contracts	$—	$20,189	$20,189
Interest rate contracts	50,474	—	50,474

Total	$50,474	$20,189	$70,663

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     During the year ended December 30, 2011, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $13,905 and $21,677, respectively.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

5. Risk Exposures and the Use of Derivative Instruments

     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

     The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

     The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

     During the year ended December 30, 2011, the Fund had an ending monthly average market value of $8,387,118 and $14,904,462 on futures contracts purchased and sold, respectively.

     Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

6. Restricted Securities

As of December 30, 2011, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Pending Litigation

Since 2009, a number of class action, derivative and individual lawsuits have been pending in federal and state courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities laws and various states’ securities, consumer protection and common law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. On September 30, 2011, the U.S. District Court for the District of Colorado entered orders and final judgments approving the settlement of certain putative class actions involving two Defendant Funds, Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund. Those orders are not subject to further appeal. These settlements do not resolve other outstanding lawsuits relating to Oppenheimer Champion Income Fund and Oppenheimer Core Bond Fund, nor do the settlements affect certain other putative class action lawsuits pending in federal court against the Manager, the Distributor, and other Defendant Funds and their independent trustees.

     In 2009, what are claimed to be derivative lawsuits were filed in New Mexico state court against the Manager and a subsidiary (but not against the Fund) on behalf of the New Mexico Education Plan Trust challenging a settlement reached in 2010 between the Manager, its subsidiary and the Distributor and the board of the New Mexico section 529 college savings plan. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses. On September 9, 2011, the court denied plaintiffs’ request for a hearing to determine the fairness of the settlement, finding that plaintiffs lacked standing to pursue derivative claims on behalf of the Trust. On October 27, 2011, the parties to these actions filed a joint motion to dismiss the lawsuits with prejudice, which the court granted on October 28, 2011.

     Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. On July 29, 2011, a stipulation of settlement between certain affiliates of the Manager and the Trustee appointed under the Securities Investor Protection Act to liquidate BLMIS was filed in the U.S. Bankruptcy Court for the Southern District of New York to resolve purported preference and fraudulent transfer claims by the Trustee. On September 22, 2011, the court entered an order approving the settlement as fair, reasonable and adequate. In October 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The aforementioned settlements do not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

     On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

     The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Balanced Fund/VA (a separate series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of Oppenheimer Balanced Fund/VA for the years ended prior to January 1, 2009 were audited by other auditors whose report dated February 11, 2009 expressed an unqualified opinion on those financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 30, 2011, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Balanced Fund/VA as of December 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG llp
Denver,Colorado
February 16, 2012

PRO FORMA FINANCIAL STATEMENTS

 Pro Forma Financial Statements

Pro Forma Combining Statements of Investments December 30, 2011 (Unaudited)
Oppenheimer Balanced Fund/VA and Total Return Portfolio

	Oppenheimer	Total	Oppenheimer Balanced Fund/VA	Oppenheimer	Total	Oppenheimer Balanced Fund/VA
	Balanced	Return	Combined	Balanced	Return	Combined
	Fund/VA	Portfolio	Pro Forma	Fund/VA	Portfolio	Pro Forma
	Shares	Shares	Shares	Value	Value	Value
Common Stocks—48.6%
Consumer Discretionary—6.3%
Automobiles—0.9%
Ford Motor Co.1	175,370	85,960	261,330	$1,886,981	$924,930	$2,811,911
Household Durables—0.6%
Mohawk Industries, Inc.1	17,780	12,810	30,590	1,064,133	766,674	1,830,807
Media—3.5%
Comcast Corp., Cl. A	118,380	37,730	156,110	2,806,790	894,578	3,701,368
Jupiter Telecommunications Co. Ltd.	3,231	1,766	4,997	3,274,237	1,789,632	5,063,869
Viacom, Inc., Cl. B	35,080	11,270	46,350	1,592,983	511,771	2,104,754

				7,674,010	3,195,981	10,869,991

Multiline Retail—1.3%
Target Corp.	53,080	23,270	76,350	2,718,758	1,191,889	3,910,647
Consumer Staples—3.8%
Beverages—1.8%
Coca-Cola Co. (The)	58,860	18,830	77,690	4,118,434	1,317,535	5,435,969
Food & Staples Retailing—1.3%
Wal-Mart Stores, Inc.	45,590	22,340	67,930	2,724,458	1,335,038	4,059,496
Household Products—0.7%
Church & Dwight Co., Inc.	29,050	20,930	49,980	1,329,328	957,757	2,287,085
Energy—7.2%
Energy Equipment & Services—0.4%
Nabors Industries Ltd.1	51,520	25,250	76,770	893,357	437,835	1,331,192
Oil, Gas & Consumable Fuels—6.8%
Apache Corp.	12,290	3,920	16,210	1,113,228	355,074	1,468,302
Chevron Corp.	68,690	31,170	99,860	7,308,612	3,316,488	10,625,100
Exxon Mobil Corp.	37,000	17,990	54,990	3,136,120	1,524,832	4,660,952
Penn West Petroleum Ltd.	30,730	34,070	64,800	608,454	674,586	1,283,040
Royal Dutch Shell plc, ADR	26,970	13,220	40,190	1,971,237	966,250	2,937,487

				14,137,651	6,837,230	20,974,881

Financials—11.1%
Capital Markets—1.6%
Goldman Sachs Group, Inc. (The)	35,530	17,410	52,940	3,212,978	1,574,386	4,787,364
Commercial Banks—5.4%
CIT Group, Inc.1	25,970	18,760	44,730	905,574	654,161	1,559,735
M&T Bank Corp.	20,750	14,090	34,840	1,584,055	1,075,631	2,659,686
U.S. Bancorp	158,000	77,450	235,450	4,273,900	2,095,023	6,368,923
Wells Fargo & Co.	143,530	70,350	213,880	3,955,687	1,938,846	5,894,533

				10,719,216	5,763,661	16,482,877

Diversified Financial Services—1.2%
JPMorgan Chase & Co.	81,040	25,760	106,800	2,694,580	856,520	3,551,100
Insurance—2.9%
ACE Ltd.	40,870	20,030	60,900	2,865,804	1,404,504	4,270,308
MetLife, Inc.	107,300	39,400	146,700	3,345,614	1,228,492	4,574,106

				6,211,418	2,632,996	8,844,414

Health Care—6.2%
Biotechnology—1.1%
Gilead Sciences, Inc.1	49,760	35,844	85,604	2,036,677	1,467,095	3,503,772
Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	57,750	41,580	99,330	2,208,938	1,590,435	3,799,373
Health Care Providers & Services—2.4%
Humana, Inc.	18,400	14,230	32,630	1,612,024	1,246,690	2,858,714
UnitedHealth Group, Inc.	40,010	16,360	56,370	2,027,707	829,125	2,856,832
WellPoint, Inc.	13,700	9,980	23,680	907,625	661,175	1,568,800

				4,547,356	2,736,990	7,284,346

Pharmaceuticals—1.5%
Pfizer, Inc.	143,630	70,400	214,030	3,108,153	1,523,456	4,631,609
Industrials—3.0%
Electrical Equipment—1.3%
Cooper Industries plc	50,210	24,610	74,820	2,718,872	1,332,632	4,051,504
Industrial Conglomerates—1.2%
Tyco International Ltd.	54,600	26,760	81,360	2,550,366	1,249,960	3,800,326
Trading Companies & Distributors—0.5%
AerCap Holdings NV1	73,620	52,720	126,340	831,170	595,209	1,426,379
Information Technology—4.6%
Communications Equipment—1.0%
Juniper Networks, Inc.1	102,000	50,000	152,000	2,081,820	1,020,500	3,102,320
Orbcomm, Inc.1	375	—	375	1,121	—	1,121

				2,082,941	1,020,500	3,103,441

Computers & Peripherals—0.3%
Hewlett-Packard Co.	20,090	14,420	34,510	517,518	371,459	888,977
Internet Software & Services—0.4%
VeriSign, Inc.	17,710	12,740	30,450	632,601	455,073	1,087,674
Semiconductors & Semiconductor Equipment—0.7%
Xilinx, Inc.	45,620	22,360	67,980	1,462,577	716,862	2,179,439
Software—2.2%
Microsoft Corp.	107,420	34,300	141,720	2,788,623	890,428	3,679,051
Oracle Corp.	86,240	39,320	125,560	2,212,056	1,008,558	3,220,614

				5,000,679	1,898,986	6,899,665

Materials—1.8%
Chemicals—1.2%
Celanese Corp., Series A	13,790	15,240	29,030	610,483	674,675	1,285,158

	Oppenheimer	Total	Oppenheimer Balanced Fund/VA	Oppenheimer	Total	Oppenheimer Balanced Fund/VA
	Balanced	Return	Combined	Balanced	Return	Combined
	Fund/VA	Portfolio	Pro Forma	Fund/VA	Portfolio	Pro Forma
	Shares	Shares	Shares	Value	Value	Value
Mosaic Co. (The)	35,010	15,960	50,970	1,765,554	804,863	2,570,417

				2,376,037	1,479,538	3,855,575

Containers & Packaging—0.6%
Rock-Tenn Co., Cl. A	14,350	15,950	30,300	827,995	920,315	1,748,310
Telecommunication Services—1.7%
Diversified Telecommunication Services—0.7%
AT&T, Inc.	51,330	16,380	67,710	1,552,219	495,331	2,047,550
Wireless Telecommunication Services—1.0%
Vodafone Group plc, Sponsored ADR	72,840	35,700	108,540	2,041,705	1,000,671	3,042,376
Utilities—2.9%
Electric Utilities—1.7%
American Electric Power Co., Inc.	16,520	11,900	28,420	682,441	491,589	1,174,030
Edison International, Inc.	65,690	32,200	97,890	2,719,566	1,333,080	4,052,646

				3,402,007	1,824,669	5,226,676

Energy Traders—0.3%
GenOn Energy, Inc.1	208,040	149,730	357,770	542,984	390,795	933,779
Multi-Utilities—0.9%
Public Service Enterprise Group, Inc.	38,850	43,030	81,880	1,282,439	1,420,420	2,702,859

Total Common Stocks (Cost $95,567,248, Cost $49,867,325, Combined $145,434,573)				99,108,536	50,282,828	149,391,364

	Principal	Principal	Principal
	Amount	Amount	Amount
Asset-Backed Securities—4.3%
AESOP Funding II LLC, Automobile Receivables Nts., Series 2011-1A, Cl. A, 1.85%, 11/20/132	$125,000	$60,000	$185,000	124,718	59,865	184,583
Ally Auto Receivables Trust 2010-4, Automobile Receivables Nts., Series 2010-4, Cl. A3, 0.91%, 11/17/14	30,000	55,000	85,000	30,036	55,065	85,101
Ally Master Owner Trust 2010-3, Asset-Backed Certificates, Series 2010-3, Cl. A, 2.88%, 4/15/152	200,000	95,000	295,000	203,361	96,597	299,958
Ally Master Owner Trust, Automobile Receivables Nts., Series 2011-4, Cl. A2, 1.54%, 9/15/16	240,000	115,000	355,000	239,359	114,693	354,052
AmeriCredit Automobile Receivables Trust 2009-1, Automobile Receivables-Backed Nts., Series 2009-1, Cl. A3, 3.04%, 10/15/13	63,097	27,605	90,702	63,447	27,758	91,205
AmeriCredit Automobile Receivables Trust 2010-3, Automobile Receivables-Backed Nts., Series 2010-3, Cl. A2, 0.77%, 12/9/13	—	17,785	17,785	—	17,783	17,783
AmeriCredit Automobile Receivables Trust 2011-1, Automobile Receivables-Backed Nts., Series 2011-1, Cl. D, 4.26%, 2/8/17	60,000	30,000	90,000	60,771	30,385	91,156
AmeriCredit Automobile Receivables Trust 2011-2, Automobile Receivables-Backed Nts.:
Series 2011-2, Cl. A3, 1.61%, 10/8/15	70,000	35,000	105,000	70,304	35,152	105,456
Series 2011-2, Cl. D, 4%, 5/8/17	120,000	60,000	180,000	119,838	59,919	179,757
AmeriCredit Automobile Receivables Trust 2011-4, Automobile Receivables-Backed Nts., Series 2011-4, Cl. D, 4.08%, 7/10/17	335,000	165,000	500,000	334,498	164,753	499,251
AmeriCredit Automobile Receivables Trust 2011-5, Automobile Receivables Nts., Series 2011-5, Cl. D, 4.72%, 12/8/17	205,000	100,000	305,000	209,733	102,309	312,042
AmeriCredit Prime Automobile Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 1.22%, 10/8/13	18,188	8,185	26,373	18,197	8,188	26,385
Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 1.254%, 5/25/343	—	141,560	141,560	—	119,329	119,329
CarMax Auto Owner Trust 2010-3, Automobile Asset-Backed Nts., Series 2010-3, Cl. A3, 0.99%, 2/17/15	65,000	45,000	110,000	65,140	45,097	110,237
Carrington Mortgage Loan Trust, Asset-Backed Pass-Through Certificates, Series 2006-FRE1, Cl. A2, 0.404%, 7/25/363	177,363	—	177,363	163,486	—	163,486
Centre Point Funding LLC, Asset-Backed Nts., Series 2010-1A, Cl. 1, 5.43%, 7/20/152	52,768	23,086	75,854	55,340	24,211	79,551
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	180,000	70,000	250,000	187,736	73,008	260,744
Citibank Omni Master Trust, Credit Card Receivables:
Series 2009-A13, Cl. A13, 5.35%, 8/15/182	475,000	225,000	700,000	519,207	245,940	765,147
Series 2009-A17, Cl. A17, 4.90%, 11/15/182	370,000	175,000	545,000	402,724	190,477	593,201
Series 2009-A8, Cl. A8, 2.378%, 5/16/162,3	325,000	155,000	480,000	327,026	155,966	482,992

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
CNH Wholesale Master Note Trust 2011-1, Equipment Nts., Series 2011-1, Cl. 1A, 1.078%, 1/20/413	240,000	115,000	355,000	240,290	115,139	355,429
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.034%, 2/25/333	8,285	3,568	11,853	7,957	3,427	11,384
Series 2005-16, Cl. 2AF2, 5.377%, 5/1/363	222,632	247,369	470,001	171,039	190,043	361,082
CWABS Asset-Backed Certificates Trust 2006-25, Asset-Backed Certificates, Series 2006-25, Cl. 2A2, 0.414%, 6/25/473	428,317	—	428,317	378,736	—	378,736
DSC Floorplan Master Owner Trust, Automobile Receivable Nts., Series 2011-1, Cl. A, 3.91%, 3/15/16	210,000	100,000	310,000	212,845	101,355	314,200
DT Auto Owner Trust 2009-1, Automobile Receivable Nts., Series 2009-1, Cl. A1, 2.98%, 10/15/152	104,466	49,260	153,726	104,976	49,501	154,477
DT Auto Owner Trust 2011-1A, Automobile Receivable Nts., Series 2011-1A, Cl. C, 3.05%, 8/15/152	290,000	140,000	430,000	290,555	140,268	430,823
DT Auto Owner Trust 2011-2A, Automobile Receivable Nts., Series 2011-2A, Cl. C, 3.05%, 7/15/132	70,000	35,000	105,000	69,769	34,884	104,653
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/414	201,000	98,000	299,000	200,600	97,805	298,405
First Investors Auto Owner Trust 2011-1, Automobile Receivable Nts., Series 2011-1, Cl. A2, 1.47%, 3/16/15	155,498	76,162	231,660	154,780	75,811	230,591
Ford Credit Floorplan Master Owner Trust 2009-2, Asset-Backed Nts., Series 2009-2, Cl. A, 1.828%, 9/15/143	245,000	110,000	355,000	246,891	110,849	357,740
Ford Credit Floorplan Master Owner Trust 2010-1, Asset-Backed Nts., Series 2010-1, Cl. A, 1.928%, 12/15/142,3	250,000	115,000	365,000	252,743	116,262	369,005
Ford Credit Floorplan Master Owner Trust 2011-1, Asset-Backed Nts., Series 2011-1, Cl. A1, 2.12%, 2/15/16	255,000	125,000	380,000	258,540	126,736	385,276
GE Dealer Floorplan Master Note Trust, Asset-Backed Securities, Series 2009-2A, Cl. A, 1.828%, 10/20/142,3	240,000	115,000	355,000	242,118	116,015	358,133
GMAC Mortgage Servicer Advance Funding Ltd., Asset-Backed Nts., Series 2011-1A, Cl. A, 3.72%, 2/15/232	230,000	110,000	340,000	229,983	109,992	339,975
Hertz Vehicle Financing LLC, Automobile Receivable Nts., Series 2010-1A, Cl. A1, 2.60%, 2/25/152	315,000	175,000	490,000	318,683	177,046	495,729
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 1.628%, 3/15/163	255,000	120,000	375,000	255,717	120,338	376,055
Nissan Auto Lease Trust 2010-B, Automobile Asset-Backed Nts., Series 2010-B, Cl. A3, 1.12%, 12/15/13	220,000	105,000	325,000	220,565	105,270	325,835
Nissan Master Owner Trust, Automobile Receivable Nts., Series 2010-AA, Cl. A, 1.428%, 1/15/152,3	240,000	110,000	350,000	241,833	110,840	352,673
Rental Car Finance Corp., Automobile Receivable Nts., Series 2011-1A, Cl. A1, 2.51%, 2/25/162	180,000	85,000	265,000	179,678	84,848	264,526
Santander Drive Auto Receivables Trust 2010-2, Automobile Receivables Nts., Series 2010-2, Cl. A2, 0.95%, 8/15/13	84,342	41,234	125,576	84,339	41,232	125,571
Santander Drive Auto Receivables Trust 2010-3, Automobile Receivables Nts., Series 2010-3, Cl. C, 3.06%, 11/15/17	235,000	115,000	350,000	235,014	115,007	350,021
Santander Drive Auto Receivables Trust 2010-A, Automobile Receivables Nts., Series 2010-A, Cl. A2, 1.37%, 8/15/132	113,838	55,194	169,032	113,937	55,242	169,179
Santander Drive Auto Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. D, 4.01%, 2/15/17	245,000	115,000	360,000	244,501	114,766	359,267
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/174	230,913	106,840	337,753	228,892	105,905	334,797
Santander Drive Auto Receivables Trust 2011-S2A, Automobile Receivables Nts., Series 2011-S2A, Cl. D, 3.35%, 6/15/172	177,527	86,952	264,479	174,865	85,648	260,513
Volkswagen Auto Lease Trust 2010-A, Automobile Receivable Nts., Series 2010-A, Cl. A3, 0.99%, 11/20/13	215,000	105,000	320,000	215,349	105,171	320,520
Westlake Automobile Receivables Trust 2011-1, Automobile Receivables Nts., Series 2011-1, Cl. A3, 1.49%, 6/16/142	105,000	50,000	155,000	104,898	49,951	154,849

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
Total Asset-Backed Securities (Cost $8,956,068, Cost $4,352,939, Combined $13,309,007)				8,875,014	4,285,846	13,160,860

Mortgage-Backed Obligations—27.8%
Government Agency—23.0%
FHLMC/FNMA/FHLB/Sponsored—22.5%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	—	157,873	157,873	—	168,403	168,403
4.50%, 1/1/425	1,595,000	780,000	2,375,000	1,690,451	826,678	2,517,129
5%, 12/15/34	—	11,625	11,625	—	12,517	12,517
5.50%, 9/1/39	1,038,003	307,304	1,345,307	1,128,541	334,107	1,462,648
6.50%, 4/15/18-4/1/34	—	105,574	105,574	—	118,426	118,426
7%, 10/1/31	—	82,644	82,644	—	95,982	95,982
7%, 10/1/37	756,180	—	756,180	862,947	—	862,947
8%, 4/1/16	—	35,401	35,401	—	38,369	38,369
9%, 8/1/22-5/1/25	—	14,232	14,232	—	16,412	16,412
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 23.49%, 3/25/363	208,974	91,664	300,638	291,823	128,004	419,827
Series 2426, Cl. BG, 6%, 3/15/17	292,502	—	292,502	313,107	—	313,107
Series 2427, Cl. ZM, 6.50%, 3/15/32	355,826	—	355,826	409,262	—	409,262
Series 2461, Cl. PZ, 6.50%, 6/15/32	—	183,481	183,481	—	208,254	208,254
Series 2500, Cl. FD, 0.778%, 3/15/323	—	24,046	24,046	—	24,164	24,164
Series 2526, Cl. FE, 0.678%, 6/15/293	—	31,816	31,816	—	31,928	31,928
Series 2551, Cl. FD, 0.678%, 1/15/333	—	21,458	21,458	—	21,522	21,522
Series 2626, Cl. TB, 5%, 6/1/33	495,738	—	495,738	547,873	—	547,873
Series 2663, Cl. BA, 4%, 8/1/16	79,583	25,865	105,448	79,761	25,922	105,683
Series 2686, Cl. CD, 4.50%, 2/1/17	3,816	1,558	5,374	3,815	1,557	5,372
Series 3019, Cl. MD, 4.75%, 1/1/31	88,424	29,685	118,109	88,878	29,838	118,716
Series 3025, Cl. SJ, 23.73%, 8/15/353	60,634	16,169	76,803	86,707	23,122	109,829
Series 3094, Cl. HS, 23.363%, 6/15/343	120,743	51,084	171,827	163,480	69,165	232,645
Series 3242, Cl. QA, 5.50%, 3/1/30	41,838	29,030	70,868	42,019	29,156	71,175
Series 3822, Cl. JA, 5%, 6/1/40	398,780	192,669	591,449	431,858	208,650	640,508
Series 3848, Cl. WL, 4%, 4/1/40	288,558	139,625	428,183	305,005	147,583	452,588
Series R001, Cl. AE, 4.375%, 4/1/15	3,759	2,162	5,921	3,758	2,162	5,920
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 15.226%, 4/1/276	—	76,632	76,632	—	12,505	12,505
Series 183, Cl. IO, 15.233%, 4/1/276	143,551	—	143,551	23,425	—	23,425
Series 192, Cl. IO, 13.427%, 2/1/286	41,272	20,693	61,965	7,891	3,957	11,848
Series 2130, Cl. SC, 50.18%, 3/15/296	116,974	—	116,974	23,846	—	23,846
Series 2130, Cl. SC, 50.333%, 3/15/296	—	60,576	60,576	—	12,349	12,349
Series 243, Cl. 6, 0.377%, 12/15/326	138,077	61,011	199,088	25,081	11,082	36,163
Series 2527, Cl. SG, 10.321%, 2/15/326	—	2,065	2,065	—	22	22
Series 2527, Cl. SG, 10.403%, 2/15/326	12,469	—	12,469	133	—	133
Series 2531, Cl. ST, 56.618%, 2/15/306	—	6,239	6,239	—	192	192
Series 2531, Cl. ST, 58.412%, 2/15/306	368,946	—	368,946	11,344	—	11,344
Series 2796, Cl. SD, 61.829%, 7/15/266	169,644	—	169,644	33,314	—	33,314
Series 2796, Cl. SD, 62.144%, 7/15/266	—	90,570	90,570	—	17,786	17,786
Series 2802, Cl. AS, 60.97%, 4/15/336	118,293	—	118,293	8,478	—	8,478
Series 2802, Cl. AS, 60.971%, 4/15/336	—	51,960	51,960	—	3,724	3,724
Series 2920, Cl. S, 63.682%, 1/15/356	—	378,768	378,768	—	64,194	64,194
Series 2920, Cl. S, 63.683%, 1/15/356	932,789	—	932,789	158,091	—	158,091
Series 3110, Cl. SL, 99.999%, 2/15/266	123,887	54,389	178,276	15,878	6,971	22,849
Series 3451, Cl. SB, 20.751%, 5/15/386	725,978	517,965	1,243,943	86,535	61,740	148,275
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.812%, 6/1/267	41,694	—	41,694	38,195	—	38,195
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 3.821%, 6/1/267	—	20,847	20,847	—	19,097	19,097
Federal National Mortgage Assn.:
3.50%, 1/1/275	2,500,000	1,225,000	3,725,000	2,614,844	1,281,273	3,896,117
4%, 1/1/425	4,285,000	2,095,000	6,380,000	4,502,598	2,201,387	6,703,985
4.50%, 1/1/27-1/1/425	7,687,000	3,547,000	11,234,000	8,185,248	3,776,598	11,961,846
5%, 1/1/425	5,657,000	2,760,000	8,417,000	6,112,213	2,982,094	9,094,307
5.50%, 9/25/20	9,370	—	9,370	10,265	—	10,265
5.50%, 1/1/27-1/1/425	2,644,000	1,499,000	4,143,000	2,878,069	1,631,830	4,509,899
6%, 11/25/17-3/1/37	—	418,405	418,405	—	459,013	459,013
6%, 3/1/37	644,704	—	644,704	711,313	—	711,313
6%, 1/1/425	2,025,000	1,000,000	3,025,000	2,230,032	1,101,250	3,331,282
6.50%, 5/25/17-10/25/19	—	229,251	229,251	—	250,603	250,603
6.50%, 1/1/425	680,000	499,000	1,179,000	756,713	555,294	1,312,007
7%, 11/1/17	119,583	—	119,583	127,915	—	127,915
7%, 10/25/35	—	18,922	18,922	—	21,619	21,619
7.50%, 1/1/33	176,098	—	176,098	209,822	—	209,822
8.50%, 7/1/32	5,673	3,152	8,825	6,937	3,854	10,791
Federal National Mortgage Assn., 15 yr.:
3%, 1/1/275	4,630,000	2,280,000	6,910,000	4,782,645	2,355,169	7,137,814
4%, 1/1/275	235,000	115,000	350,000	247,888	121,307	369,195

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Trust 1998-61, Cl. PL, 6%, 11/25/28	121,285	54,697	175,982	136,532	61,573	198,105
Trust 2003-130, Cl. CS, 13.513%, 12/25/333	—	42,689	42,689	—	49,558	49,558
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	—	662,000	662,000	—	737,095	737,095
Trust 2004-101, Cl. BG, 5%, 1/25/20	721,364	326,057	1,047,421	772,696	349,259	1,121,955
Trust 2004-9, Cl. AB, 4%, 7/1/17	87,826	54,523	142,349	88,598	55,002	143,600
Trust 2005-104, Cl. MC, 5.50%, 12/25/25	700,000	—	700,000	776,851	—	776,851
Trust 2005-12, Cl. JC, 5%, 6/1/28	61,136	27,028	88,164	61,308	27,105	88,413
Trust 2005-22, Cl. EC, 5%, 10/1/28	26,639	18,021	44,660	26,690	18,055	44,745
Trust 2005-30, Cl. CU, 5%, 4/1/29	42,270	20,023	62,293	42,506	20,135	62,641
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	—	250,000	250,000	—	304,167	304,167
Trust 2005-69, Cl. LE, 5.50%, 11/1/33	266,714	—	266,714	278,672	—	278,672
Trust 2006-46, Cl. SW, 23.123%, 6/25/363	151,290	69,120	220,410	211,240	96,509	307,749
Trust 2006-50, Cl. KS, 23.124%, 6/25/363	—	49,542	49,542	—	69,129	69,129
Trust 2007-42, Cl. A, 6%, 2/1/33	349,324	168,639	517,963	366,115	176,745	542,860
Trust 2009-36, Cl. FA, 1.234%, 6/25/373	358,304	174,419	532,723	362,778	176,597	539,375
Trust 2009-37, Cl. HA, 4%, 4/1/19		433,702	433,702	457,191	—	457,191
Trust 2009-70, Cl. PA, 5%, 8/1/35	530,387	—	530,387	545,953	—	545,953
Trust 2011-15, Cl. DA, 4%, 3/1/41	190,903	89,607	280,510	202,069	94,849	296,918
Trust 2011-3, Cl. KA, 5%, 4/1/40	278,638	137,035	415,673	301,981	148,515	450,496
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 2001-65, Cl. S, 36.887%, 11/25/316	328,819	—	328,819	59,590	—	59,590
Trust 2001-65, Cl. S, 36.947%, 11/25/316	—	151,986	151,986	—	27,544	27,544
Trust 2001-81, Cl. S, 31.648%, 1/25/326	77,633	—	77,633	15,352	—	15,352
Trust 2001-81, Cl. S, 31.823%, 1/25/326	—	38,164	38,164		7,547	7,547
Trust 2002-47, Cl. NS, 34.45%, 4/25/326	185,860	—	185,860	35,476	—	35,476
Trust 2002-47, Cl. NS, 34.496%, 4/25/326	—	98,822	98,822	—	18,863	18,863
Trust 2002-51, Cl. S, 34.703%, 8/25/326	170,663	—	170,663	32,581	—	32,581
Trust 2002-51, Cl. S, 34.75%, 8/25/326	—	90,742	90,742	—	17,323	17,323
Trust 2002-52, Cl. SD, 41.209%, 9/25/326	214,578	—	214,578	42,915	—	42,915
Trust 2002-52, Cl. SD, 41.24%, 9/25/326	—	116,437	116,437	—	23,287	23,287
Trust 2002-77, Cl. SH, 41.713%, 12/18/326	113,096	—	113,096	22,106	—	22,106
Trust 2002-77, Cl. SH, 41.717%, 12/18/326	—	51,779	51,779	—	10,121	10,121
Trust 2002-84, Cl. SA, 40.239%, 12/25/326	304,774	—	304,774	52,674	—	52,674
Trust 2002-84, Cl. SA, 40.33%, 12/25/326	—	141,467	141,467	—	24,450	24,450
Trust 2002-9, Cl. MS, 33.177%, 3/25/326	121,884	—	121,884	23,634	—	23,634
Trust 2003-33, Cl. SP, 40.163%, 5/25/336	350,732	—	350,732	57,225	—	57,225
Trust 2003-33, Cl. SP, 40.27%, 5/25/336	—	159,728	159,728	—	26,061	26,061
Trust 2003-4, Cl. S, 36.497%, 2/25/336	194,987	—	194,987	34,270	—	34,270
Trust 2003-4, Cl. S, 36.563%, 2/25/336	—	91,758	91,758	—	16,127	16,127
Trust 2003-46, Cl. IH, 16.403%, 6/1/236	1,063,523		1,063,523	132,960		132,960
Trust 2003-89, Cl. XS, 40.735%, 11/25/326	—	14,820	14,820	—	745	745
Trust 2003-89, Cl. XS, 40.943%, 11/25/326	87,834	—	87,834	4,413	—	4,413
Trust 2004-54, Cl. DS, 51.305%, 11/25/306	182,972		182,972	34,373	—	34,373
Trust 2004-54, Cl. DS, 51.343%, 11/25/306	—	93,650	93,650	—	17,593	17,593
Trust 2004-56, Cl. SE, 16.111%, 10/25/336	—	88,670	88,670	—	12,452	12,452
Trust 2005-14, Cl. SE, 41.53%, 3/25/356	134,956	—	134,956	19,579	—	19,579
Trust 2005-40, Cl. SA, 60.391%, 5/25/356	505,274	—	505,274	89,975	—	89,975
Trust 2005-40, Cl. SA, 60.45%, 5/25/356	—	208,785	208,785	—	37,179	37,179
Trust 2005-71, Cl. SA, 61.101%, 8/25/256	515,615	—	515,615	72,292	—	72,292
Trust 2005-71, Cl. SA, 61.197%, 8/25/256	—	240,150	240,150	—	33,670	33,670
Trust 2005-93, Cl. SI, 18.704%, 10/25/356	96,809	111,868	208,677	14,289	16,511	30,800
Trust 2006-129, Cl. SM, 28.813%, 1/25/376	604,763	430,135	1,034,898	86,646	61,627	148,273
Trust 2006-60, Cl. DI, 38.798%, 4/25/356	81,947	—	81,947	11,823	—	11,823

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
Trust 2007-88, Cl. XI, 35.148%, 6/25/376	550,091	—	550,091	78,478	—	78,478
Trust 2008-55, Cl. SA, 25.433%, 7/25/386	—	274,486	274,486	—	30,469	30,469
Trust 2008-55, Cl. SA, 25.574%, 7/25/386	381,957	—	381,957	42,398	—	42,398
Trust 2008-67, Cl. KS, 48.433%, 8/25/346	199,750	184,515	384,265	14,558	13,448	28,006
Trust 222, Cl. 2, 24.79%, 6/1/236	315,791	—	315,791	59,435		59,435
Trust 222, Cl. 2, 25.073%, 6/1/236	—	164,360	164,360	—	30,934	30,934
Trust 233, Cl. 2, 43.257%, 8/1/236	307,466	—	307,466	59,505	—	59,505
Trust 252, Cl. 2, 36.675%, 11/1/236	—	140,553	140,553	—	25,828	25,828
Trust 252, Cl. 2, 36.731%, 11/1/236	263,105	—	263,105	48,348	—	48,348
Trust 319, Cl. 2, 6.059%, 2/1/326	81,417	—	81,417	14,738	—	14,738
Trust 319, Cl. 2, 6.073%, 2/1/326	—	34,942	34,942	—	6,325	6,325
Trust 320, Cl. 2, 11.724%, 4/1/326	—	30,819	30,819	—	5,379	5,379
Trust 321, Cl. 2, 1.47%, 4/1/326	—	374,769	374,769	—	67,753	67,753
Trust 331, Cl. 9, 13.163%, 2/1/336	255,461	107,940	363,401	50,232	21,224	71,456
Trust 334, Cl. 17, 20.772%, 2/1/336	148,926	71,306	220,232	32,853	15,730	48,583
Trust 339, Cl. 12, 2.509%, 7/1/336	249,514	—	249,514	47,615	—	47,615
Trust 339, Cl. 12, 2.516%, 7/1/336	—	104,774	104,774	—	19,994	19,994
Trust 339, Cl. 7, 4.929%, 7/1/336	—	288,863	288,863	—	41,184	41,184
Trust 339, Cl. 7, 6.752%, 7/1/336	836,751	—	836,751	119,298	—	119,298
Trust 343, Cl. 13, 10.169%, 9/1/336	—	100,844	100,844	—	18,759	18,759
Trust 343, Cl. 13, 10.17%, 9/1/336	239,504	—	239,504	44,553	—	44,553
Trust 345, Cl. 9, 0%, 1/1/346,8	310,390	133,807	444,197	40,167	17,316	57,483
Trust 351, Cl. 10, 0.79%, 4/1/346	35,430	13,778	49,208	5,170	2,010	7,180
Trust 351, Cl. 8, 1.45%, 4/1/346	111,218	47,243	158,461	16,394	6,964	23,358
Trust 356, Cl. 10, 1.267%, 6/1/356	87,783	38,875	126,658	12,792	5,665	18,457
Trust 356, Cl. 12, 1.968%, 2/1/356	46,186	—	46,186	6,733	—	6,733
Trust 356, Cl. 12, 1.975%, 2/1/356	—	23,093	23,093	—	3,366	3,366
Trust 362, Cl. 13, 3.439%, 8/1/356	337,362	114,126	451,488	54,105	18,303	72,408
Trust 364, Cl. 16, 0.173%, 9/1/356	—	101,337	101,337	—	16,914	16,914
Trust 364, Cl. 16, 0.174%, 9/1/356	242,082	—	242,082	40,407	—	40,407
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.29%, 9/25/237	—	55,768	55,768	—	50,469	50,469
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 4.309%, 9/25/237	117,021	—	117,021	105,902	—	105,902

				46,625,032	22,670,258	69,295,290

GNMA/Guaranteed—0.3%
Government National Mortgage Assn.:
7%, 1/30/24	—	75,147	75,147	—	87,047	87,047
7.50%, 1/30/23-6/30/24	—	74,042	74,042	—	83,962	83,962
8%, 5/30/17	—	24,600	24,600	—	27,312	27,312
8%, 4/15/23	50,341	—	50,341	59,309	—	59,309
8.50%, 8/1/17-12/15/17	—	19,300	19,300	—	21,790	21,790
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 91.36%, 1/16/276	211,360	—	211,360	41,625	—	41,625
Series 2001-21, Cl. SB, 91.414%, 1/16/276	—	108,842	108,842	—	21,435	21,435
Series 2002-15, Cl. SM, 82.482%, 2/16/326	—	125,400	125,400	—	23,276	23,276
Series 2002-15, Cl. SM, 82.507%, 2/16/326	246,720	—	246,720	45,794	—	45,794
Series 2002-76, Cl. SY, 83.146%, 12/16/266	—	272,168	272,168	—	55,064	55,064
Series 2002-76, Cl. SY, 83.178%, 12/16/266	540,644	—	540,644	109,381	—	109,381
Series 2004-11, Cl. SM, 73.937%, 1/17/306	—	100,051	100,051	—	22,803	22,803
Series 2004-11, Cl. SM, 80.843%, 1/17/306	197,888	—	197,888	45,101	—	45,101
Series 2007-17, Cl. AI, 21.004%, 4/16/376	475,917	—	475,917	89,263	—	89,263
Series 2007-17, Cl. AI, 21.009%, 4/16/376	—	339,038	339,038	—	63,590	63,590

				390,473	406,279	796,752
Other Agency—0.2%
NCUA Guaranteed Notes Trust 2010-R3, Gtd. Nts., Series 2010-R3, Cl. 2A, 0.834%, 12/8/203	347,813	210,518	558,331	349,225	211,373	560,598
Non-Agency—4.8%
Commercial—3.6%
Banc of America Commercial Mortgage Trust 2007-1, Commercial Mtg. Pass-Through Certificates, Series 2007-1, Cl. A4, 5.451%, 1/1/49	355,000	160,000	515,000	387,161	174,495	561,656
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2007-3, Cl. A4, 5.622%, 6/1/493	180,000	90,000	270,000	193,776	96,888	290,664
Bear Stearns ARM Trust 2007-4, Mtg. Pass-Through Certificates, Series 2007-4, Cl. 22A1, 5.669%, 6/1/473	244,346		244,346	170,875		170,875

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
CFCRE Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2011-C1, Cl. A1, 1.871%, 4/1/442	67,207	31,363	98,570	67,053	31,291	98,344
CHL Mortgage Pass-Through Trust 2007-J3, Mtg. Pass-Through Certificates, Series 2007-J3, Cl. A9, 6%, 7/1/37	51,542	—	51,542	40,788	—	40,788
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. A4, 6.072%, 12/1/493	300,000	160,000	460,000	334,582	178,444	513,026
Citigroup, Inc./Deutsche Bank 2007-CD4 Commercial Mortgage Trust, Commercial Mtg. Pass-Through Certificates, Series 2007-CD4, Cl. A4, 5.322%, 12/1/49	290,000	135,000	425,000	308,768	143,737	452,505
Deutsche Alt-B Securities, Inc., Mtg. Pass-Through Certificates, Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	238,868	102,372	341,240	130,853	56,080	186,933
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.156%, 7/1/462	278,414	136,765	415,179	286,650	140,811	427,461
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.858%, 9/1/202,6	—	1,072,068	1,072,068	—	80,572	80,572
Deutsche Mortgage & Asset Receiving, Commercial Mtg. Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security, Series 2010-C1, Cl. XPA, 4.859%, 9/1/202,6	2,197,256	—	2,197,256	165,137	—	165,137
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	249,510	106,458	355,968	243,426	103,862	347,288
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	449,147	95,158	544,305	294,661	62,428	357,089
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 5.857%, 11/1/373	—	69,236	69,236	—	42,262	42,262
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG11, Commercial Mtg. Pass-Through Certificates, Series 2007-GG11, Cl. A4, 5.736%, 12/1/49	70,000	230,000	300,000	75,829	249,153	324,982
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. AM, 5.475%, 3/1/39	235,000	115,000	350,000	221,593	108,439	330,032
GS Mortgage Securities Corp. II, Commercial Mtg. Obligations, Series 2011-GC3, Cl. A1, 2.331%, 3/1/44	182,343	86,830	269,173	186,451	88,786	275,237
GSR Mortgage Loan Trust 2005-AR4, Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 6A1, 5.25%, 7/1/35	—	134,558	134,558	—	124,148	124,148
Impac CMB Trust Series 2005-4, Collateralized Asset-Backed Bonds, Series 2005-4, Cl. 1A1A, 0.834%, 5/25/353	148,829	123,339	272,168	101,340	83,984	185,324
IndyMac Index Mortgage Loan Trust 2005-AR23, Mtg. Pass-Through Certificates, Series 2005-AR23, Cl. 6A1, 5.11%, 11/1/353	315,769	—	315,769	215,229	—	215,229
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates:
Series 2011-C3, Cl. A1, 1.875%, 2/1/462	209,174	102,362	311,536	210,091	102,810	312,901
Series 2010-C2, Cl. A2, 3.616%, 11/1/432	340,000	165,000	505,000	353,925	171,758	525,683
Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/494	127,552	50,110	177,662	128,776	50,591	179,367
Series 2007-LDP10, Cl. A3S, 5.317%, 1/1/49	355,000	165,000	520,000	366,823	170,495	537,318
Series 2007-LDPX, Cl. A3, 5.42%, 1/15/49	40,000	20,000	60,000	43,409	21,705	65,114
Series 2007-LD11, Cl. A2, 5.802%, 6/15/493	268,798	—	268,798	271,887	—	271,887
JPMorgan Mortgage Trust 2007-S3, Mtg. Pass-Through Certificates, Series 2007-S3, Cl. 1A90, 7%, 8/1/37	332,593	—	332,593	279,692	—	279,692
LB-UBS Commercial Mortgage Trust 2007-C1, Commercial Mtg. Pass-Through Certificates, Series 2007-C1, Cl. A2, 5.318%, 2/11/40	107,611	—	107,611	107,690	—	107,690

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
LB-UBS Commercial Mortgage Trust 2007-C6, Commercial Mtg. Pass-Through Certificates, Series 2007-C6, Cl. A4, 5.858%, 7/11/40	415,000	205,000	620,000	456,450	225,475	681,925
Mastr Adjustable Rate Mortgages Trust 2004-13, Mtg. Pass-Through Certificates, Series 2004-13, Cl. 2A2, 2.664%, 4/1/343	198,378	—	198,378	191,352	—	191,352
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	470,261	203,824	674,085	482,720	209,224	691,944
Morgan Stanley Capital I Trust 2007-IQ15, Commercial Mtg. Pass-Through Certificates, Series 2007-IQ15, Cl. AM, 5.879%, 6/1/493	230,000	115,000	345,000	217,466	108,733	326,199
Structured Adjustable Rate Mortgage Loan Trust, Mtg. Pass-Through Certificates, Series 2007-6, Cl. 3A1, 5.118%, 7/1/373	304,680	—	304,680	183,410	—	183,410
Wachovia Bank Commercial Mortgage Trust 2006-C28, Commercial Mtg. Pass-Through Certificates, Series 2006-C28, Cl. A4, 5.572%, 10/1/48	—	40,000	40,000	—	43,536	43,536
Wachovia Bank Commercial Mortgage Trust 2007-C34, Commercial Mtg. Pass-Through Certificates, Series 2007-C34, Cl. A3, 5.678%, 5/1/46	260,000	120,000	380,000	286,373	132,172	418,545
WaMu Mortgage Pass-Through Certificates 2005-AR14 Trust, Mtg. Pass-Through Certificates, Series 2005-AR14, Cl. 1A4, 2.474%, 12/1/353	153,943	—	153,943	119,433	—	119,433
Wells Fargo Commercial Mortgage Trust 2010-C1, Commercial Mtg. Pass-Through Certificates, Series 2010-C1, Cl. A1, 3.349%, 11/1/432	176,891	83,791	260,682	183,613	86,974	270,587
Wells Fargo Mortgage-Backed Securities 2005-AR1 Trust, Mtg. Pass-Through Certificates, Series 2005-AR1, Cl. 1A1, 2.719%, 2/1/353	—	67,325	67,325	—	59,363	59,363
Wells Fargo Mortgage-Backed Securities 2007-AR8 Trust, Mtg. Pass-Through Certificates, Series 2007-AR8, Cl. A1, 6.042%, 11/1/373	213,735	—	213,735	155,757	—	155,757
WFRBS Commercial Mortgage Trust 2011-C3, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 7.82%, 3/1/446	2,833,135	1,309,891	4,143,026	251,663	116,356	368,019

				7,714,702	3,264,572	10,979,274

Multifamily—0.2%
Citigroup Mortgage Loan Trust, Inc. 2006-AR3, Mtg. Pass-Through Certificates, Series 2006-AR3, Cl. 1A2A, 5.672%, 6/1/363	203,226	—	203,226	165,839	—	165,839
JPMorgan Mortgage Trust 2007-A3, Mtg. Pass-Through Certificates, Series 2007-A3, Cl. 3A2M, 5.259%, 5/1/373	42,477	—	42,477	34,372	—	34,372
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 2.689%, 3/25/363	521,619	226,883	748,502	417,110	181,426	598,536

				617,321	181,426	798,747

Other—0.2%
Greenwich Capital Commercial Funding Corp./Commercial Mortgage Trust 2007-GG9, Commercial Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A4, 5.444%, 3/1/39	320,000	145,000	465,000	347,679	157,542	505,221
Residential—0.8%
Banc of America Funding 2007-C Trust, Mtg. Pass-Through Certificates, Series 2007-C, Cl. 1A4, 5.544%, 5/1/363	80,000	—	80,000	70,893	—	70,893
Banc of America Mortgage Securities, Inc., Mtg. Pass-Through Certificates, Series 2004-E, Cl. 2A6, 2.866%, 6/1/343	128,623	128,623	257,246	113,717	113,717	227,434
CHL Mortgage Pass-Through Trust 2005-29, Mtg. Pass-Through Certificates, Series 2005-29, Cl. A1, 5.75%, 12/1/35	62,243	—	62,243	52,213	—	52,213
CHL Mortgage Pass-Through Trust 2006-6, Mtg. Pass-Through Certificates, Series 2006-6, Cl. A3, 6%, 4/1/36	169,268	—	169,268	161,050	—	161,050
Countrywide Alternative Loan Trust 2005-29CB, Mtg. Pass-Through Certificates, Series 2005-29CB, Cl. A4, 5%, 7/1/35	688,524	110,164	798,688	540,622	86,500	627,122
Countrywide Alternative Loan Trust 2007-19, Mtg. Pass-Through Certificates, Series 2007-19, Cl. 1A34, 6%, 8/1/37	195,456	—	195,456	136,115	—	136,115
GSR Mortgage Loan Trust 2006-5F, Mtg. Pass-Through Certificates, Series 2006-5F, Cl. 2A1, 6%, 6/1/36	169,436	—	169,436	164,920	—	164,920

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
JPMorgan Alternative Loan Trust 2006-S4, Mtg. Pass-Through Certificates, Series 2006-S4, Cl. A6, 5.71%, 12/1/36	119,999	—	119,999	103,140	—	103,140
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	116,801	54,608	171,409	121,208	56,669	177,877
RALI Series 2006-QS13 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	24,192	—	24,192	13,734	—	13,734
Residential Asset Securitization Trust 2005-A15, Mtg. Pass-Through Certificates, Series 2005-A15, Cl. 1A4, 5.75%, 2/1/36	39,406	—	39,406	30,547	—	30,547
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 3A1, 5.467%, 5/1/373	204,503	—	204,503	170,770	—	170,770
Wells Fargo Alternative Loan 2007-PA5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-PA5, Cl. 1A1, 6.25%, 11/1/37	174,937	—	174,937	136,051	—	136,051
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 2.625%, 9/1/343	85,387	107,311	192,698	81,395	102,294	183,689
Wells Fargo Mortgage-Backed Securities 2005-9 Trust, Mtg. Pass-Through Certificates, Series 2005-9, Cl. 2A6, 5.25%, 10/25/35	—	107,303	107,303	—	103,212	103,212
Wells Fargo Mortgage-Backed Securities 2006-AR14 Trust, Mtg. Pass-Through Certificates, Series 2006-AR14, Cl. 1A2, 5.667%, 10/1/363	198,909	—	198,909	167,167	—	167,167

				2,063,542	462,392	2,525,934

Total Mortgage-Backed Obligations (Cost $56,907,510, Cost $26,567,738, Combined $83,475,248)				58,107,974	27,353,842	85,461,816
U.S. Government Obligations—0.6%
Federal Home Loan Mortgage Corp. Nts.:
2%, 8/25/16	65,000	40,000	105,000	67,696	41,659	109,355
2.50%, 5/27/16	100,000	60,000	160,000	106,063	63,638	169,701
5%, 2/16/17	115,000	65,000	180,000	135,958	76,846	212,804
5.25%, 4/18/16	195,000	105,000	300,000	230,030	123,862	353,892
5.50%, 7/18/16	110,000	65,000	175,000	131,364	77,624	208,988
Federal National Mortgage Assn. Nts.:
2.375%, 4/11/169	190,000	110,000	300,000	201,032	116,387	317,419
4.875%, 12/15/16	160,000	47,000	207,000	188,755	55,447	244,202
5%, 3/15/169	120,000	70,000	190,000	140,028	81,683	221,711
5.375%, 6/12/17	—	46,000	46,000	—	55,672	55,672

Total U.S. Government Obligations (Cost $1,127,545, Cost $655,958, Combined $1,783,503)				1,200,926	692,818	1,893,744

Non-Convertible Corporate Bonds and Notes—18.2%
Consumer Discretionary—3.0%
Automobiles—0.3%
Daimler Finance North America LLC, 1.875% Sr. Unsec. Nts., 9/15/142	153,000	74,000	227,000	152,291	73,657	225,948
DaimlerChrysler NA Holdings Corp., 8.50% Nts., 1/18/31	88,000	43,000	131,000	123,203	60,201	183,404
Ford Motor Credit Co. LLC, 5.875% Sr. Unsec. Nts., 8/2/21	236,000	115,000	351,000	246,321	120,030	366,351

				521,815	253,888	775,703

Diversified Consumer Services—0.1%
Service Corp. International, 6.75% Sr. Unsec. Nts., 4/1/15	230,000	110,000	340,000	248,400	118,800	367,200
Hotels, Restaurants & Leisure—0.3%
Hyatt Hotels Corp., 5.75% Sr. Unsec. Unsub. Nts., 8/15/152	349,000	171,000	520,000	374,101	183,299	557,400
Marriott International, Inc., 6.20% Sr. Unsec. Unsub. Nts., 6/15/16	255,000	122,000	377,000	286,944	137,283	424,227

				661,045	320,582	981,627

Household Durables—0.4%
Jarden Corp., 6.125% Sr. Unsec. Nts., 11/15/22	201,000	98,000	299,000	206,528	100,695	307,223
Newell Rubbermaid, Inc., 5.50% Sr. Unsec. Nts., 4/15/13	223,000	107,000	330,000	233,922	112,241	346,163
Whirlpool Corp.:
5.50% Sr. Unsec. Unsub. Nts., 3/1/13	90,000	44,000	134,000	93,567	45,744	139,311
8% Sr. Unsec. Nts., 5/1/12	180,000	85,000	265,000	184,037	86,906	270,943

				718,054	345,586	1,063,640

Leisure Equipment & Products—0.1%
Mattel, Inc., 5.625% Sr. Unsec. Nts., 3/15/13	215,000	110,000	325,000	225,985	115,620	341,605
Media—1.2%
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	138,000	67,000	205,000	196,932	95,612	292,544
Comcast Corp., 6.40% Sr. Unsec. Nts., 3/1/40	52,000	25,000	77,000	64,752	31,131	95,883

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
CSC Holdings, Inc., 7.625% Sr. Unsec. Debs., 7/15/18	188,000	92,000	280,000	207,740	101,660	309,400
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 6.375% Sr. Unsec. Nts., 3/1/41	182,000	87,000	269,000	210,208	100,484	310,692
Dish DBS Corp., 6.75% Sr. Unsec. Nts., 6/1/21	201,000	99,000	300,000	217,583	107,168	324,751
Historic TW, Inc., 9.125% Debs., 1/15/13	78,000	37,000	115,000	84,128	39,907	124,035
Interpublic Group of Cos., Inc. (The):
6.25% Sr. Unsec. Nts., 11/15/14	80,000	40,000	120,000	85,400	42,700	128,100
10% Sr. Unsec. Nts., 7/15/17	264,000	126,000	390,000	302,940	144,585	447,525
Lamar Media Corp., 9.75% Sr. Unsec. Nts., 4/1/14	218,000	102,000	320,000	245,250	114,750	360,000
News America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	130,000	64,000	194,000	150,098	73,894	223,992
Time Warner Entertainment Co. LP, 8.375% Sr. Nts., 7/15/33	122,000	59,000	181,000	160,126	77,438	237,564
Time Warner, Inc., 4% Sr. Unsec. Unsub. Nts., 1/15/22	203,000	99,000	302,000	209,734	102,284	312,018
Virgin Media Secured Finance plc:	132,000	63,000	195,000	140,053	66,843	206,896
5.25% Sr. Sec. Nts., 1/15/21
6.50% Sr. Sec. Nts., 1/15/18	282,000	135,000	417,000	301,035	144,113	445,148

				2,575,979	1,242,569	3,818,548

Multiline Retail—0.3%
Family Dollar Stores, Inc., 5% Sr. Unsec. Nts., 2/1/21	127,000	62,000	189,000	130,891	63,900	194,791
Macy’s Retail Holdings, Inc., 5.75% Sr. Unsec. Nts., 7/15/14	336,000	164,000	500,000	357,659	174,571	532,230
Target Corp., 7% Bonds, 1/15/38	46,000	23,000	69,000	64,408	32,204	96,612

				552,958	270,675	823,633

Specialty Retail—0.3%
Limited Brands, Inc., 6.625% Sr. Nts., 4/1/21	198,000	98,000	296,000	210,870	104,370	315,240
Rent-A-Center, Inc., 6.625% Sr. Unsec. Nts., 11/15/20	240,000	115,000	355,000	243,000	116,438	359,438
Sally Holdings LLC/Sally Capital, Inc., 6.875% Sr. Unsec. Nts., 11/15/192	214,000	105,000	319,000	224,700	110,250	334,950

				678,570	331,058	1,009,628

Consumer Staples—1.2%
Beverages—0.2%
Anheuser-Busch Inbev Worldwide, Inc., 7.75% Sr. Unsec. Unsub. Nts., 1/15/19	111,000	54,000	165,000	143,926	70,018	213,944
Fortune Brands, Inc., 6.375% Sr. Unsec. Unsub. Nts., 6/15/14	55,000	27,000	82,000	60,185	29,545	89,730
Pernod-Ricard SA, 4.45% Sr. Unsec. Nts., 1/15/222	211,000	104,000	315,000	221,399	109,125	330,524

				425,510	208,688	634,198

Food & Staples Retailing—0.2%
CVS Caremark Corp., 6.125% Sr. Unsec. Unsub. Nts., 9/15/39	80,000	39,000	119,000	97,521	47,542	145,063
Delhaize Group, 5.70% Sr. Unsec. Nts., 10/1/40	63,000	31,000	94,000	64,785	31,878	96,663
Kroger Co. (The), 5% Sr. Nts., 4/15/13	199,000	97,000	296,000	208,270	101,518	309,788

				370,576	180,938	551,514

Food Products—0.4%
Bunge Ltd. Finance Corp.:
5.35% Sr. Unsec. Unsub. Nts., 4/15/14	29,000	45,000	74,000	30,436	47,229	77,665
8.50% Sr. Unsec. Nts., 6/15/19	155,000	50,000	205,000	188,888	60,932	249,820
Kraft Foods, Inc.:	207,000	99,000	306,000	218,160	104,337	322,497
6% Sr. Unsec. Nts., 2/11/13
6.50% Sr. Unsec. Unsub. Nts., 2/9/40	120,000	59,000	179,000	156,388	76,891	233,279
TreeHouse Foods, Inc., 7.75% Sr. Unsec. Nts., 3/1/18	240,000	113,000	353,000	260,400	122,605	383,005

				854,272	411,994	1,266,266

Household Products—0.1%
Energizer Holdings, Inc., 4.70% Sr. Nts., 5/19/212	233,000	113,000	346,000	245,581	119,101	364,682
Tobacco—0.3%
Altria Group, Inc., 10.20% Sr. Unsec. Nts., 2/6/39	177,000	85,000	262,000	275,834	132,463	408,297
Lorillard Tobacco Co., 7% Sr. Unsec. Nts., 8/4/41	149,000	72,000	221,000	156,856	75,796	232,652
Reynolds American, Inc., 7.25% Sr. Sec. Nts., 6/1/13	214,000	105,000	319,000	229,619	112,664	342,283

				662,309	320,923	983,232

Energy—2.5%
Energy Equipment & Services—0.6%
Ensco plc, 4.70% Sr. Unsec. Nts., 3/15/21	235,000	115,000	350,000	245,096	119,940	365,036
Nabors Industries, Inc., 6.15% Sr. Unsec. Unsub. Nts., 2/15/18	286,000	139,000	425,000	319,817	155,435	475,252
Precision Drilling Corp.:
6.50% Sr. Unsec. Nts., 12/15/212	102,000	50,000	152,000	104,550	51,250	155,800
6.625% Sr. Unsec. Nts., 11/15/20	97,000	48,000	145,000	99,668	49,320	148,988
Rowan Cos., Inc., 5% Sr. Unsec. Nts., 9/1/17	244,000	119,000	363,000	256,764	125,225	381,989
Weatherford International Ltd. Bermuda, 5.125% Sr. Unsec. Unsub. Nts., 9/15/20	242,000	117,000	359,000	251,833	121,754	373,587

				1,277,728	622,924	1,900,652

Oil, Gas & Consumable Fuels—1.9%
Anadarko Petroleum Corp., 6.20% Sr. Unsec. Nts., 3/15/40	145,000	70,000	215,000	161,640	78,033	239,673
BG Energy Capital plc, 4% Sr. Unsec. Nts., 10/15/212	152,000	75,000	227,000	156,930	77,433	234,363

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
Bill Barrett Corp., 7.625% Sr. Unsec. Unsub. Nts., 10/1/19	199,000	98,000	297,000	208,950	102,900	311,850
Canadian Oil Sands Ltd., 5.80% Sr. Unsec. Nts., 8/15/132	213,000	105,000	318,000	226,074	111,445	337,519
Cloud Peak Energy Resources LLC, 8.25% Sr. Unsec. Unsub. Nts., 12/15/17	215,000	105,000	320,000	230,050	112,350	342,400
El Paso Pipeline Partners LP, 6.50% Sr. Unsec. Nts., 4/1/20	330,000	158,000	488,000	365,234	174,870	540,104
Encana Corp., 3.90% Sr. Unsec. Unsub. Nts., 11/15/21	79,000	—	79,000	79,493	—	79,493
Energy Transfer Partners LP, 4.65% Sr. Unsec. Unsub. Nts., 6/1/21	172,000	84,000	256,000	168,744	82,410	251,154
EQT Corp., 4.875% Sr. Unsec. Unsub. Nts., 11/15/21	130,000	64,000	194,000	131,432	64,705	196,137
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	383,000	183,000	566,000	403,854	192,964	596,818
Marathon Petroleum Corp., 5.125% Sr. Unsec. Unsub. Nts., 3/1/21	110,000	54,000	164,000	115,082	56,495	171,577
Newfield Exploration Co., 6.875% Sr. Unsec. Sub. Nts., 2/1/20	195,000	96,000	291,000	209,625	103,200	312,825
Nexen, Inc., 6.40% Sr. Unsec. Unsub. Bonds, 5/15/37	245,000	118,000	363,000	259,918	125,185	385,103
Range Resources Corp., 8% Sr. Unsec. Sub. Nts., 5/15/19	212,000	102,000	314,000	237,440	114,240	351,680
Ras Laffan Liquefied Natural Gas Co. Ltd. III, 5.50% Sr. Sec. Nts., 9/30/142	140,000	60,000	200,000	150,500	64,500	215,000
Rockies Express Pipeline LLC, 3.90% Sr. Unsec. Unsub. Nts., 4/15/152	393,000	188,000	581,000	388,715	185,950	574,665
Sunoco Logistics Partners Operations LP, 7.25% Sr. Unsec. Nts., 2/15/12	214,000	104,000	318,000	215,395	104,678	320,073
Woodside Finance Ltd., 4.60% Sr. Unsec. Nts., 5/10/212	165,000	80,000	245,000	168,731	81,809	250,540

				3,877,807	1,833,167	5,710,974

Financials—5.6%
Capital Markets—1.3%
Blackstone Holdings Finance Co. LLC, 6.625% Sr. Unsec. Nts., 8/15/192	405,000	195,000	600,000	429,052	206,581	635,633
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	232,000	108,000	340,000	196,624	91,532	288,156
Goldman Sachs Group, Inc. (The):
5.25% Sr. Unsec. Nts., 7/27/21	326,000	160,000	486,000	318,497	156,318	474,815
6.25% Sr. Nts., 2/1/41	206,000	101,000	307,000	202,412	99,241	301,653
Macquarie Bank Ltd., 6.625% Unsec. Sub. Nts., 4/7/212	314,000	152,000	466,000	289,883	140,325	430,208
Morgan Stanley:
5.50% Sr. Unsec. Unsub. Nts., 7/24/202	114,000		114,000	103,789		103,789
5.55% Sr. Unsec. Unsub. Nts., Series F, 4/27/17	595,000	345,000	940,000	574,843	333,312	908,155
Nomura Holdings, Inc., 4.125% Sr. Unsec. Unsub. Nts., 1/19/16	223,000	107,000	330,000	217,861	104,534	322,395
TD Ameritrade Holding Corp., 2.95% Sr. Unsec. Unsub. Nts., 12/1/12	237,000	117,000	354,000	240,025	118,493	358,518
UBS AG Stamford CT, 2.25% Sr. Unsec. Nts., 8/12/13	94,000	45,000	139,000	93,210	44,622	137,832

				2,666,196	1,294,958	3,961,154

Commercial Banks—1.0%
ANZ National International Ltd., 2.375% Sr. Unsec. Nts., 12/21/122	258,000	124,000	382,000	262,526	126,175	388,701
Fifth Third Cap Trust IV, 6.50% Jr. Unsec. Sub. Nts., 4/15/37	433,000	208,000	641,000	426,505	204,880	631,385
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/353	510,000	250,000	760,000	425,850	208,750	634,600
Lloyds TSB Bank plc, 6.50% Unsec. Sub. Nts., 9/14/202	174,000	84,000	258,000	145,779	70,376	216,155
Mercantile Bankshares Corp., 4.625% Unsec. Sub. Nts., Series B, 4/15/13	147,000	71,000	218,000	153,246	74,017	227,263
Sumitomo Mitsui Banking Corp., 8% Unsec. Sub. Nts., 6/15/12	227,000	110,000	337,000	232,579	112,704	345,283
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K10	162,000	78,000	240,000	174,353	83,948	258,301
Zions Bancorp., 7.75% Sr. Unsec. Nts., 9/23/14	306,000	146,000	452,000	324,687	154,916	479,603

				2,145,525	1,035,766	3,181,291

Consumer Finance—0.5%
American Express Bank FSB, 5.50% Sr. Unsec. Nts., 4/16/13	223,000	106,000	329,000	233,187	110,842	344,029
American Express Credit Corp., 2.80% Sr. Unsec. Unsub. Nts., 9/19/16	209,000	103,000	312,000	210,301	103,641	313,942
Capital One Financial Corp., 4.75% Sr. Nts., 7/15/21	205,000	100,000	305,000	211,291	103,069	314,360
SLM Corp., 6.25% Sr. Nts., 1/25/16	312,000	150,000	462,000	303,734	146,026	449,760

				958,513	463,578	1,422,091

Diversified Financial Services—0.9%
Bank of America Corp., 3.75% Sr. Unsec. Unsub. Nts., 7/12/16	230,000	115,000	345,000	213,222	106,611	319,833
Citigroup, Inc., 6.125% Sr. Unsec. Unsub. Nts., 11/21/17	669,000	327,000	996,000	715,037	349,502	1,064,539
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/673,4	300,000	147,000	447,000	213,750	104,738	318,488
Irish Life & Permanent Group Holdings plc, 3.60% Sr. Unsec. Unsub. Nts., 1/14/132	120,000	50,000	170,000	106,153	44,230	150,383

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
JPMorgan Chase & Co.:
5.40% Sr. Unsec. Nts., 1/6/42	60,000	30,000	90,000	62,729	31,364	94,093
7.90% Perpetual Bonds, Series 110	379,000	183,000	562,000	404,879	195,496	600,375
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	193,000	95,000	288,000	183,612	90,379	273,991

				1,899,382	922,320	2,821,702

Insurance—1.5%
Burlington Northern Santa Fe LLC, 5.75% Sr. Unsec. Bonds, 5/1/40	60,000	29,000	89,000	71,915	34,759	106,674
CNA Financial Corp.:
5.75% Sr. Unsec. Unsub. Nts., 8/15/21	197,000	93,000	290,000	201,319	95,039	296,358
5.875% Sr. Unsec. Unsub. Bonds, 8/15/20	114,000	55,000	169,000	117,264	56,575	173,839
Gulf South Pipeline Co. LP, 5.75% Sr. Unsec. Nts., 8/15/122	212,000	105,000	317,000	216,706	107,331	324,037
Hartford Financial Services Group, Inc. (The), 6.625% Sr. Unsec. Unsub. Nts., 3/30/40	139,000	68,000	207,000	138,155	67,587	205,742
International Lease Finance Corp., 5.75% Sr. Unsec. Unsub. Nts., 5/15/16	228,000	109,000	337,000	211,718	101,216	312,934
Liberty Mutual Group, Inc., 5% Sr. Nts., 6/1/212	342,000	164,000	506,000	335,624	160,943	496,567
Lincoln National Corp., 6.05% Jr. Unsec. Sub. Bonds, 4/20/67	466,000	222,000	688,000	391,440	186,480	577,920
Prudential Financial, Inc., 5.375% Sr. Unsec. Unsub. Nts., 6/21/20	386,000	189,000	575,000	413,674	202,550	616,224
Swiss Re Capital I LP, 6.854% Perpetual Bonds2,10	455,000	218,000	673,000	389,030	186,393	575,423
Unum Group, 5.625% Sr. Unsec. Unsub. Nts., 9/15/20	146,000	71,000	217,000	150,538	73,207	223,745
Willis Group Holdings plc, 4.125% Sr. Unsec. Unsub. Nts., 3/15/16	241,000	116,000	357,000	245,050	117,949	362,999
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/373,4	252,000	122,000	374,000	228,060	110,410	338,470

				3,110,493	1,500,439	4,610,932

Real Estate Investment Trusts—0.4%
Brandywine Operating Partnership LP, 5.75% Sr. Unsec. Unsub. Nts., 4/1/12	123,000	57,000	180,000	123,794	57,368	181,162
CommonWealth REIT, 6.95% Sr. Unsec. Nts., 4/1/12	54,000	26,000	80,000	54,000	26,000	80,000
Duke Realty LP, 6.25% Sr. Unsec. Unsub. Nts., 5/15/13	216,000	106,000	322,000	225,990	110,902	336,892
Mack-Cali Realty LP, 5.25% Sr. Unsec. Unsub. Nts., 1/15/12	93,000	43,000	136,000	93,070	43,032	136,102
WCI Finance LLC/WEA Finance LLC, 5.40% Sr. Unsec. Unsub. Nts., 10/1/122	226,000	108,000	334,000	231,603	110,677	342,280

				728,457	347,979	1,076,436

Health Care—0.4%
Biotechnology—0.1%
Celgene Corp., 5.70% Sr. Unsec. Nts., 10/15/40	145,000	70,000	215,000	159,867	77,177	237,044
Health Care Providers & Services—0.2%
McKesson Corp., 6% Sr. Unsec. Unsub. Nts., 3/1/41	124,000	59,000	183,000	158,786	75,552	234,338
Quest Diagnostics, Inc., 5.75% Sr. Unsec. Nts., 1/30/40	145,000	70,000	215,000	156,655	75,627	232,282

				315,441	151,179	466,620

Pharmaceuticals—0.1%
Mylan, Inc., 6% Sr. Nts., 11/15/182	245,000	120,000	365,000	253,269	124,050	377,319
Industrials—1.3%
Aerospace & Defense—0.2%
Alliant Techsystems, Inc., 6.75% Sr. Sub. Nts., 4/1/16	230,000	110,000	340,000	236,900	113,300	350,200
BE Aerospace, Inc., 8.50% Sr. Unsec. Nts., 7/1/18	205,000	100,000	305,000	225,500	110,000	335,500
				462,400	223,300	685,700
Commercial Services & Supplies—0.2%
Corrections Corp. of America, 7.75% Sr. Nts., 6/1/17	235,000	109,000	344,000	256,150	118,810	374,960
R.R. Donnelley & Sons Co., 8.60% Sr. Unsec. Unsub. Nts., 8/15/16	203,000	100,000	303,000	204,269	100,625	304,894

				460,419	219,435	679,854

Industrial Conglomerates—0.4%
General Electric Capital Corp.:
4.25% Sr. Unsec. Nts., Series A, 6/15/12	215,000	105,000	320,000	217,632	106,285	323,917
4.65% Sr. Unsec. Nts., 10/17/21	203,000	99,000	302,000	212,198	103,486	315,684
5.25% Sr. Unsec. Nts., 10/19/12	34,000	15,000	49,000	35,197	15,528	50,725
6.375% Unsec. Sub. Bonds, 11/15/67	428,000	205,000	633,000	422,650	202,438	625,088

				887,677	427,737	1,315,414

Machinery—0.3%
CNH Capital LLC, 6.25% Sr. Unsec. Nts., 11/1/162	214,000	105,000	319,000	221,490	108,675	330,165
Joy Global, Inc., 5.125% Sr. Unsec. Unsub. Nts., 10/15/21	97,000	47,000	144,000	103,704	50,248	153,952
SPX Corp., 6.875% Sr. Unsec. Nts., 9/1/172	192,000	94,000	286,000	208,320	101,990	310,310

				533,514	260,913	794,427

Professional Services—0.0%
FTI Consulting, Inc., 6.75% Sr. Unsec. Nts., 10/1/20	35,000	17,000	52,000	36,313	17,638	53,951
Road & Rail—0.2%
CSX Corp., 5.50% Sr. Unsec. Nts., 4/15/41	62,000	30,000	92,000	70,357	34,044	104,401
Kansas City Southern de Mexico, 8% Sr. Unsec. Unsub. Nts., 2/1/18	185,000	90,000	275,000	204,425	99,450	303,875

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
				274,782	133,494	408,276
Information Technology—0.8%
Communications Equipment—0.1%
Harris Corp., 6.15% Sr. Unsec. Nts., 12/15/40	71,000	34,000	105,000	80,430	38,516	118,946
Juniper Networks, Inc., 5.95% Sr. Unsec. Unsub. Nts., 3/15/41	93,000	45,000	138,000	101,891	49,302	151,193

				182,321	87,818	270,139

Computers & Peripherals—0.2%
Hewlett-Packard Co.:
2.35% Sr. Unsec. Unsub. Nts., 3/15/15	216,000	106,000	322,000	215,152	105,584	320,736
4.65% Sr. Unsec. Nts., 12/9/21	167,000	82,000	249,000	176,479	86,655	263,134

				391,631	192,239	583,870

Electronic Equipment & Instruments—0.2%
Arrow Electronics, Inc., 3.375% Sr. Unsec. Unsub. Nts., 11/1/15	430,000	210,000	640,000	431,014	210,495	641,509
Office Electronics—0.1%
Xerox Corp., 5.65% Sr. Unsec. Nts., 5/15/13	223,000	107,000	330,000	234,207	112,377	346,584
Semiconductors & Semiconductor Equipment—0.1%
KLA-Tencor Corp., 6.90% Sr. Unsec. Nts., 5/1/18	157,000	76,000	233,000	181,234	87,731	268,965
Software—0.1%
Symantec Corp., 4.20% Sr. Unsec. Unsub. Nts., 9/15/20	264,000	127,000	391,000	265,844	127,887	393,731
Materials—1.2%
Chemicals—0.4%
Agrium, Inc., 6.125% Sr. Unsec. Nts., 1/15/41	101,000	48,000	149,000	125,502	59,644	185,146
Airgas, Inc., 3.25% Sr. Nts., 10/1/15	374,000	182,000	556,000	385,194	187,447	572,641
Ashland, Inc., 9.125% Sr. Unsec. Nts., 6/1/17	210,000	100,000	310,000	235,200	112,000	347,200
Potash Corp. of Saskatchewan, Inc., 5.625% Sr. Unsec. Unsub. Nts., 12/1/40	140,000	68,000	208,000	171,269	83,188	254,457

				917,165	442,279	1,359,444

Containers & Packaging—0.1%
Sealed Air Corp., 7.875% Sr. Nts., 6/15/17	180,000	87,000	267,000	190,029	91,847	281,876
Metals & Mining—0.6%
Freeport-McMoRan Copper & Gold, Inc., 8.375% Sr. Nts., 4/1/17	330,000	160,000	490,000	350,997	170,180	521,177
Petrohawk Energy Corp., 6.25% Sr. Unsec. Nts., 6/1/19	307,000	151,000	458,000	339,235	166,855	506,090
Teck Resources Ltd., 7% Sr. Unsec. Unsub. Nts., 9/15/12	216,000	106,000	322,000	224,263	110,055	334,318
Vale Inco Ltd., 5.70% Sr. Unsec. Unsub. Nts., 10/15/15	14,000	7,000	21,000	15,258	7,629	22,887
Xstrata Canada Corp.:
5.375% Sr. Unsec. Unsub. Nts., 6/1/15	75,000	60,000	135,000	81,520	65,216	146,736
6% Sr. Unsec. Unsub. Nts., 10/15/15	177,000	87,000	264,000	190,853	93,809	284,662
7.25% Sr. Unsec. Unsub. Nts., 7/15/12	94,000	28,000	122,000	96,846	28,848	125,694
Xstrata Finance Canada Ltd., 5.80% Sr. Unsec. Unsub. Bonds, 11/15/162	35,000	—	35,000	38,230	—	38,230

				1,337,202	642,592	1,979,794

Paper & Forest Products—0.1%
International Paper Co., 4.75% Sr. Unsec. Unsub. Nts., 2/15/22	172,000	84,000	256,000	183,117	89,429	272,546
Telecommunication Services—1.0%
Diversified Telecommunication Services—0.7%
AT&T, Inc., 6.30% Sr. Unsec. Bonds, 1/15/38	236,000	116,000	352,000	290,234	142,657	432,891
British Telecommunications plc, 9.875% Bonds, 12/15/30	142,000	67,000	209,000	200,367	94,539	294,906
CenturyLink, Inc., 7.60% Sr. Unsec. Unsub. Nts., Series P, 9/15/39	82,000	39,000	121,000	80,574	38,322	118,896
Frontier Communications Corp., 8.25% Sr. Unsec. Nts., 4/15/17	230,000	110,000	340,000	236,325	113,025	349,350
Qwest Corp., 7.625% Sr. Unsec. Unsub. Nts., 6/15/15	225,000	108,000	333,000	250,511	120,245	370,756
Verizon Communications, Inc., 6.40% Sr. Unsec. Nts., 2/15/38	134,000	65,000	199,000	170,389	82,651	253,040
Windstream Corp., 7.875% Sr. Unsec. Unsub. Nts., 11/1/17	192,000	94,000	286,000	208,800	102,225	311,025

				1,437,200	693,664	2,130,864

Wireless Telecommunication Services—0.3%
America Movil SAB de CV, 2.375% Unsec. Unsub. Nts., 9/8/16	349,000	170,000	519,000	349,849	170,414	520,263
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	50,000	25,000	75,000	50,160	25,080	75,240
7% Sr. Unsec. Nts., 10/15/17	162,000	78,000	240,000	183,207	88,211	271,418

				583,216	283,705	866,921

Utilities—1.2%
Electric Utilities—1.0%
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/122	205,000	99,000	304,000	208,721	100,797	309,518
Edison International, 3.75% Sr. Unsec. Unsub. Nts., 9/15/17	154,000	76,000	230,000	158,714	78,327	237,041
FirstEnergy Solutions Corp., 6.80% Sr. Unsec. Nts., 8/15/39	138,000	66,000	204,000	154,772	74,021	228,793
Great Plains Energy, Inc., 2.75% Sr. Unsec. Unsub. Nts., 8/15/13	239,000	115,000	354,000	242,524	116,696	359,220
Kansas City Power & Light Co., 5.30% Sr. Unsec. Nts., 10/1/41	120,000	59,000	179,000	129,399	63,621	193,020

				Oppenheimer	Total	Oppenheimer Balanced Fund/VA
				Balanced	Return	Combined
	Principal	Principal	Principal	Fund/VA	Portfolio	Pro Forma
	Amount	Amount	Amount	Value	Value	Value
Northeast Utilities Co., 7.25% Sr. Unsec. Nts., 4/1/12	230,000	110,000	340,000	233,273	111,566	344,839
Oncor Electric Delivery Co., 7% Debs., 9/1/22	198,000	96,000	294,000	254,036	123,169	377,205
PPL WEM Holdings plc, 5.375% Sr. Unsec. Nts., 5/1/212	322,000	156,000	478,000	338,161	163,830	501,991
Texas-New Mexico Power Co., 9.50% Sec. Nts., 4/1/192	235,000	115,000	350,000	308,556	150,995	459,551

				2,028,156	983,022	3,011,178

Energy Traders—0.1%
TransAlta Corp., 5.75% Sr. Unsec. Nts., 12/15/13	212,000	104,000	316,000	227,064	111,390	338,454
Multi-Utilities—0.1%
CMS Energy Corp., 6.25% Sr. Unsec. Nts., 2/1/20	194,000	96,000	290,000	204,628	101,259	305,887
Pacific Gas & Electric Co., 4.50% Sr. Unsec. Nts., 12/15/41	53,000	26,000	79,000	54,303	26,639	80,942

				258,931	127,898	386,829

Total Non-Convertible Corporate Bonds and Notes (Cost $36,798,681, Cost $17,816,794, Combined $54,615,475)				37,637,168	18,180,849	55,818,017

	Shares	Shares	Shares
Investment Company—15.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.20% 11,12 (Cost $32,784,414, Cost $15,675,118, Combined $48,459,532)	32,784,414	15,675,118	15,675,118	32,784,414	15,675,118	48,459,532
Total Investments, at Value (Cost $232,141,466, Cost $114,935,872, Combined $347,077,338)	115.4%	115.3%	115.3%	237,714,032	116,471,301	354,185,333
Liabilities in Excess of Other Assets	(15.4)	(15.3)	(15.3)	(31,779,971)	(15,469,507)	(47,249,478)
Pro Forma Adjustment			0.0			126,090

Net Assets	100.0%	100.0%	100.0%	205,934,061	101,001,794	307,061,945

Footnotes to Statement of Investments

1.     Non-income producing security.
2.     Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Boards of Directors/Trustees. These securities amount to the following as of December 30, 2011:

	Market Value	% of Net Assets
Oppenheimer Balanced Fund/VA	$11,723,347	5.69%
Total Return Portfolio	$5,588,956	5.53%
Oppenheimer Balanced Fund/VA Combined Pro Forma	$17,312,303	5.64%

3.     Represents the current interest rate for a variable or increasing rate security.

4.     Restricted security. The aggregate value of restricted securities amount to the following as of December 30, 2011:

	Market Value	% of Net Assets
Oppenheimer Balanced Fund/VA	$1,000,078	0.49%
Total Return Portfolio	$469,449	0.46%
Oppenheimer Balanced Fund/VA Combined Pro Forma	$1,469,527	0.48%

Information concerning restricted securities is as follows:

Oppenheimer Balanced Fund/VA

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$200,984	$200,600	$(384)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	251,672	213,750	(37,922)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	125,957	128,776	2,819
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	231,246	228,892	(2,354)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	254,109	228,060	(26,049)

		$1,063,968	$1,000,078	$(63,890)

Total Return Portfolio

				Unrealized
	Acquisition			Appreciation
Security	Dates	Cost	Value	(Depreciation)
DT Auto Owner Trust 2011-3A, Automobile Receivable Nts., Series 2011-3A, Cl. C, 4.03%, 12/15/41	11/2/11	$97,992	$97,805	$(187)
Glen Meadow Pass-Through Trust, 6.505% Bonds, 2/12/67	1/5/11-10/11/11	122,783	104,738	(18,045)
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2007-LDPX, Cl. A2S2, 5.187%, 1/1/49	7/14/10	49,483	50,591	1,108
Santander Drive Auto Receivables Trust 2011-S1A, Automobile Receivables Nts., Series 2011-S1A, Cl. D, 3.10%, 5/15/17	2/4/11-4/14/11	106,968	105,905	(1,063)
ZFS Finance USA Trust V, 6.50% Jr. Sub. Bonds, 5/9/37	2/24/11-7/26/11	123,010	110,410	(12,600)

		$500,236	$469,449	$(30,787)

5.     When-issued security or delayed delivery to be delivered and settled after December 30, 2011.

6.      Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans or other receivables. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage or asset-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to the following as of December 30, 2011:

	Market Value	% of Net Assets
Oppenheimer Balanced Fund/VA	$2,771,932	1.35%
Total Return Portfolio	$1,296,283	1.28%
Oppenheimer Balanced Fund/VA Combined Pro Forma	$4,068,215	1.32%

7.     Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to the following as of December 30, 2011:

	Market Value	% of Net Assets
Oppenheimer Balanced Fund/VA	$144,097	0.07%
Total Return Portfolio	$69,566	0.07%
Oppenheimer Balanced Fund/VA Combined Pro Forma	$213,663	0.07%

8.     The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

9.     All or a portion of the security position is held in collateralized accounts to cover initial margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities of Oppenheimer Balanced Fund/VA is $212,701.

10.            This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.
11.            Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 30, 2011, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
Oppenheimer Balanced Fund/VA	December 31, 2010	Additions	Reductions	December 31, 2011
Oppenheimer Institutional Money Market Fund, Cl. E	45,755,638	100,641,276	113,612,500	32,784,414

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$32,784,414	$80,528

	Shares	Gross	Gross	Shares
Total Return Portfolio	December 31, 2010	Additions	Reductions	December 31, 2011
Oppenheimer Institutional Money Market Fund, Cl. E	17,175,856	50,534,844	52,035,582	15,675,118

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$15,675,118	$32,755

	Shares	Gross	Gross	Shares
Oppenheimer Balanced Fund/VA Combined Pro Forma	December 31, 2010	Additions	Reductions	December 31, 2011
Oppenheimer Institutional Money Market Fund, Cl. E	62,931,494	151,176,120	165,648,082	48,459,532

	Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E	$48,459,532	$113,283

12. Rate shown is the 7-day yield as of December 30, 2011.

Valuation Inputs

Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of December 30, 2011 based on valuation input level:

	Level 1—	Level 2—	Level 3—
		Other Significant
	Unadjusted Quoted	Observable	Significant
Oppenheimer Balanced Fund/VA	Prices	Inputs	Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$13,343,882	$—	$—	$13,343,882
Consumer Staples	8,172,220	—	—	8,172,220
Energy	15,031,008	—	—	15,031,008
Financials	22,838,192	—	—	22,838,192
Health Care	11,901,124	—	—	11,901,124
Industrials	6,100,408	—	—	6,100,408
Information Technology	9,696,316	—	—	9,696,316
Materials	3,204,032	—	—	3,204,032
Telecommunication Services	3,593,924	—	—	3,593,924
Utilities	5,227,430	—	—	5,227,430
Asset-Backed Securities	—	8,875,014	—	8,875,014
Mortgage-Backed Obligations	—	58,107,974	—	58,107,974
U.S. Government Obligations	—	1,200,926	—	1,200,926
Non-Convertible Corporate Bonds and Notes	—	37,637,168	—	37,637,168
Investment Company	32,784,414	—	—	32,784,414

Total Investments, at Value	131,892,950	105,821,082	—	237,714,032
Other Financial Instruments:
Futures margins	18,316	—	—	18,316

Total Assets	$131,911,266	$105,821,082	$—	$237,732,348

Liabilities Table Other Financial Instruments:
Futures margins	$(11,188)	$—	$—	$(11,188)
Foreign currency exchange contracts	—	(8,731)	—	(8,731)

Total Liabilities	$(11,188)	$(8,731)	$—	$(19,919)

	Level 1—	Level 2—	Level 3—
		Other Significant
	Unadjusted Quoted	Observable	Significant
Total Return Portfolio	Prices	Inputs	Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$6,079,474	$—	$—	$6,079,474
Consumer Staples	3,610,330	—	—	3,610,330
Energy	7,275,065	—	—	7,275,065
Financials	10,827,563	—	—	10,827,563
Health Care	7,317,976	—	—	7,317,976
Industrials	3,177,801	—	—	3,177,801
Information Technology	4,462,880	—	—	4,462,880
Materials	2,399,853	—	—	2,399,853
Telecommunication Services	1,496,002	—	—	1,496,002
Utilities	3,635,884	—	—	3,635,884
Asset-Backed Securities	—	4,285,846	—	4,285,846
Mortgage-Backed Obligations	—	27,353,842	—	27,353,842
U.S. Government Obligations	—	692,818	—	692,818
Non-Convertible Corporate Bonds and Notes	—	18,180,849	—	18,180,849
Investment Company	15,675,118	—	—	15,675,118

Total Investments, at Value	65,957,946	50,513,355	—	116,471,301
Other Financial Instruments:
Futures margins	8,435	—	—	8,435
Foreign currency exchange contracts	—	114	—	114

Total Assets	$65,966,381	$50,513,469	$—	$116,479,850

Liabilities Table Other Financial Instruments:
Futures margins	$(5,489)	$—	$—	$(5,489)
Foreign currency exchange contracts	—	(4,775)	—	(4,775)

Total Liabilities	$(5,489)	$(4,775)	$—	$(10,264)

	Level 1—	Level 2—	Level 3—
		Other Significant
	Unadjusted Quoted	Observable	Significant
Oppenheimer Balanced Fund/VA Combined Pro Forma	Prices	Inputs	Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$19,423,356	$—	$—	$19,423,356
Consumer Staples	11,782,550	—	—	11,782,550
Energy	22,306,073	—	—	22,306,073
Financials	33,665,755	—	—	33,665,755
Health Care	19,219,100	—	—	19,219,100
Industrials	9,278,209	—	—	9,278,209
Information Technology	14,159,196	—	—	14,159,196
Materials	5,603,885	—	—	5,603,885
Telecommunication Services	5,089,926	—	—	5,089,926
Utilities	8,863,314	—	—	8,863,314
Asset-Backed Securities	—	13,160,860	—	13,160,860
Mortgage-Backed Obligations	—	85,461,816	—	85,461,816
U.S. Government Obligations	—	1,893,744	—	1,893,744
Non-Convertible Corporate Bonds and Notes	—	55,818,017	—	55,818,017
Investment Company	48,459,532	—	—	48,459,532

Total Investments, at Value	197,850,896	156,334,437	—	354,185,333
Other Financial Instruments:
Futures margins	26,751	—	—	26,751
Foreign currency exchange contracts	—	114	—	114

Total Assets	$197,877,647	$156,334,551	$—	$354,212,198

Liabilities Table
Other Financial Instruments:
Futures margins	$(16,677)	$—	$—	$(16,677)
Foreign currency exchange contracts	—	(13,506)	—	(13,506)

Total Liabilities	$(16,677)	$(13,506)	$—	$(30,183)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.

Oppenheimer Balanced Fund/VA

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract Amount	Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation
Brown Brothers Harriman
Japanese Yen (JPY)	Sell	36,617 JPY	1/6/12	$475,728	$208	—
Bank of America

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract Amount	Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation
Japanese Yen (JPY)	Sell	61,566 JPY	1/4/12-1/5/12	799,924	—	8,731
Chase Manhattan Bank
Swiss Franc (CHF)	Sell	4,647 CHF	1/3/12	4,947,229	28,712	—

					$28,920	$8,731

Total Return Portfolio

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract Amount	Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation
Brown Brothers Harriman
Japanese Yen (JPY)	Sell	20,008 JPY	1/6/12	$259,944	$114	$—
Bank of America
Japanese Yen (JPY)	Sell	33,665 JPY	1/4/12-1/5/	437,415	—	4,775

					$114	$4,775

Oppenheimer Balanced Fund/VA Combined Pro Forma

Foreign Currency Exchange Contracts as of December 30, 2011 are as follows:

		Contract Amount	Expiration		Unrealized	Unrealized
Counterparty/Contract Description	Buy/Sell	(000’s)	Dates	Value	Appreciation	Depreciation
Brown Brothers Harriman
Japanese Yen (JPY)	Sell	56,625 JPY	1/6/12	$735,672	$322	—
Bank of America
Japanese Yen (JPY)	Sell	95,231 JPY	1/4/12-1/5/12	1,237,339	—	13,506
Chase Manhattan Bank
Swiss Franc (CHF)	Sell	4,647 CHF	1/3/12	4,947,229	28,712	—

					$29,034	$13,506

Oppenheimer Balanced Fund/VA

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)
U.S. Long Bond	Buy	24	3/21/12	$3,475,500	$42,776
U.S. Treasury Nts., 2 yr.	Sell	54	3/30/12	11,909,531	(3,064)
U.S. Treasury Nts., 5 yr.	Sell	37	3/30/12	4,560,539	(17,547)
U.S. Treasury Nts., 10 yr.	Buy	1	3/21/12	131,125	6
U.S. Treasury Ultra Bonds	Buy	21	3/21/12	3,363,938	20,631

					$42,802

Total Return Portfolio

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)
U.S. Long Bond	Buy	6	3/21/12	$868,875	$7,807
U.S. Treasury Nts., 2 yr.	Sell	26	3/30/12	5,734,219	(1,175)
U.S. Treasury Nts., 5 yr.	Sell	16	3/30/12	1,972,125	(7,834)
U.S. Treasury Nts., 10 yr.	Sell	1	3/21/12	131,125	(1,759)
U.S. Treasury Ultra Bonds	Buy	13	3/21/12	2,082,438	13,236

					$10,275

Oppenheimer Balanced Fund/VA Combined Pro Forma

Futures Contracts as of December 30, 2011 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)
U.S. Long Bond	Buy	30	3/21/12	$4,344,375	$50,583
U.S. Treasury Nts., 2 yr.	Sell	80	3/30/12	17,643,750	(4,239)
U.S. Treasury Nts., 5 yr.	Sell	53	3/30/12	6,532,664	(25,381)
U.S. Treasury Nts., 10 yr.	Buy	1	3/21/12	131,125	6
U.S. Treasury Nts., 10 yr.	Sell	1	3/21/12	131,125	(1,759)
U.S. Treasury Ultra Bonds	Buy	34	3/21/12	5,446,376	33,867

					$53,077

Pro Forma Combining Statements of Assets and Liabilities December 30, 2011 (Unaudited)
Oppenheimer Balanced Fund/VA and Total Return Portfolio

					Pro Forma
					Combined
	Oppenheimer	Total Return	ProForma		Oppenheimer
	Balanced Fund/VA	Portfolio	Adjustments		Balanced Fund/VA
ASSETS:
Investments, at value — see accompanying statement of investments:
Unaffiliated companies (cost $199,357,052, $99,260,754 and $298,617,806, respectively)	$204,929,618	$100,796,183	$—		$305,725,801
Affiliated companies (cost $32,784,414, $15,675,118 and $48,459,532, respectively)	32,784,414	15,675,118	—		48,459,532
Cash	55,568	12,614	—		68,182
Cash used for collateral on futures	—	118,050	—		118,050
Unrealized appreciation on foreign currency exchange contracts	28,920	114	—		29,034
Receivables and other assets:
Investments sold (including $834,575, $411,797 and $1,246,372 sold on a when-issued or delayed delivery basis, respectively)	2,110,172	1,109,126	—		3,219,298
Shares of capital stock sold	—	16,773	—		16,773
Interest, dividends and principal paydowns	934,679	442,848	—		1,377,527
Due from Manager	—	—	285,220	(2)	285,220
Futures margins	18,316	8,435	—		26,751
Other	15,397	41,224	—		56,621

Total assets	240,877,084	118,220,485	285,220		359,382,789

LIABILITIES:
Unrealized depreciation on foreign currency exchange contracts	8,731	4,775	—		13,506
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis	34,608,626	17,131,323	—		51,739,949
Due to Manager	—	—	103,430	(1)	103,430
Shares of beneficial interest/capital stock redeemed	134,661	11,817	—		146,478
Distributions and service plan fees	15,095	—	—		15,095
Trustees’/Directors’ compensation	13,626	9,559	—		23,185
Shareholder communications	45,714	12,805	—		58,519
Transfer and shareholder servicing agent fees	17,606	8,617	—		26,223
Futures margins	11,188	5,489	—		16,677
Merger-related costs	—	—	55,700		55,700
Other	87,776	34,306	—		122,082

Total liabilities	34,943,023	17,218,691	159,130		52,320,844

NET ASSETS	$205,934,061	$101,001,794	$126,090		$307,061,945

COMPOSITION OF NET ASSETS:
Par value of shares of beneficial interest/capital stock	$18,310	$82,852	$(73,910)		$27,252
Additional paid-in capital	261,404,840	144,699,832	73,910		406,178,582
Accumulated net investment income	3,885,373	1,819,427	126,090		5,830,890
Accumulated net realized loss from investments and foreign currency transactions	(64,994,840)	(47,144,796)	—		(112,139,636)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	5,620,378	1,544,479	—		7,164,857

NET ASSETS	$205,934,061	$101,001,794	$126,090		$307,061,945

Pro Forma Combining Statements of Assets and Liabilities December 30, 2011 (Unaudited)
Oppenheimer Balanced Fund/VA and Total Return Portfolio

				Pro Forma
				Combined
	Oppenheimer	Total Return	ProForma	Oppenheimer
	Balanced Fund/VA	Portfolio	Adjustments	Balanced Fund/VA
Net Asset Value Per Share

Outstanding Shares
Non-Service Shares	11,366,261	82,852,109	(73,913,897)	20,304,473 (3)
Service Shares	6,943,916	—	—	6,943,916 (3)

Net Assets
Non-Service Shares	$128,383,141	$101,001,794	$150,777	$229,535,712
Service Shares	$77,550,920	$—	$(24,687)	$77,526,233

Net Asset Value Per Share
Non-Service Shares	$11.30	$1.22	$0.00	$11.30
Service Shares	$11.17	—	$(0.01)	$11.16

(1)	Adjustment to reflect the management fees using Oppenheimer Balanced Fund/VA’s management fee schedule.

(2)
The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the total annual fund operating expenses will not exceed 0.67% of average annual net assets for Non-Service shares of Pro Forma Combined Oppenheimer Balanced Fund/VA. This voluntary waiver may not be amended or withdrawn until April 29, 2012.

(3)	Total Return Portfolio’s shares will be exchanged for Oppenheimer Balanced Fund/VA’s Non-Service shares.

Pro Forma Combining Statements of Operations For The Period Ended December 30, 2011 (Unaudited)
Oppenheimer Balanced Fund/VA and Total Return Portfolio

					Pro Forma
					Combined
	Oppenheimer	Total Return	ProForma		Oppenheimer
	Balanced Fund/VA	Portfolio	Adjustments		Balanced Fund/VA
INVESTMENT INCOME:
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $41,729, $24,283 and $66,012, respectively)	$1,555,903	$901,465	$—		$2,457,368
Affiliated companies	80,528	32,755	—		113,283
Interest	3,740,550	1,675,164	—		5,415,714

Total investment income	5,376,981	2,609,384	—		7,986,365

EXPENSES:
Management fees	1,695,109	686,780	103,430	(1)	2,485,319
Distribution and service plan fees:
Service Shares	212,975	—	—		212,975
Transfer and shareholder servicing agent fees:
Non-Service Shares	141,905	109,884	—		251,789
Service Shares	85,192	—	—		85,192
Shareholder communications:
Non-Service Shares	34,918	28,972	—		63,890
Service Shares	20,972	—	—		20,972
Trustees’/Directors’ compensation	11,530	12,430	—		23,960
Custodian fees and expenses	23,781	17,295	—		41,076
Administration service fees	1,500	1,500	—		3,000
Accounting service fees	—	15,000	—		15,000
Legal, auditing and other professional fees	—	36,998	—		36,998
Merger-related costs	—	—	55,700		55,700
Other	51,445	8,605	—		60,050

Total Expenses	2,279,327	917,464	159,130		3,355,921
Less waivers and reimbursements of expenses	(545,502)	(38,703)	(285,220	) (2)	(813,725)

Net Expenses	1,733,825	878,761	(126,090)		2,486,496

Pro Forma Combining Statements of Operations For The Period Ended December 30, 2011 (Unaudited)

Oppenheimer Balanced Fund/VA and Total Return Portfolio

				Pro Forma
				Combined
	Oppenheimer	Total Return	ProForma	Oppenheimer
	Balanced Fund/VA	Portfolio	Adjustments	Balanced Fund/VA
NET INVESTMENT INCOME	$3,643,156	$1,730,623	$126,090	$5,499,869

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments from unaffiliated companies	7,451,196	(870,398)	—	6,580,798
Closing and expiration of futures contracts	1,402,952	639,044	—	2,041,996
Foreign currency transactions	721,809	88,109	—	809,918

Net realized gain (loss)	9,575,957	(143,245)	—	9,432,712

Net change in unrealized appreciation/depreciation on:
Investments	(10,948,759)	(860,922)	—	(11,809,681)
Translation of assets and liabilities denominated in foreign currencies	(559,038)	(116,740)	—	(675,778)
Futures contracts	50,474	(5,186)	—	45,288

Net change in unrealized appreciation/depreciation	(11,457,323)	(982,848)	—	(12,440,171)

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,761,790	$604,530	$126,090	$2,492,410

Pro Forma Combining Statements of Changes in Net Assets For The Period Ended December 30, 2011(Unaudited)
Oppenheimer Balanced Fund/VA and Total Return Portfolio

				Pro Forma
				Combined
	Oppenheimer	Total Return	ProForma	Oppenheimer
	Balanced Fund/VA	Portfolio	Adjustments	Balanced Fund/VA
OPERATIONS
Net investment income	$3,643,156	$1,730,623	$126,090	$5,499,869
Net realized gain (loss)	9,575,957	(143,245)	—	9,432,712
Net change in unrealized appreciation/depreciation	(11,457,323)	(982,848)	—	(12,440,171)

Net increase in net assets resulting from operations	1,761,790	604,530	126,090	2,492,410

DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
DIVIDENDS FROM NET INVESTMENT INCOME:
Non-Service Shares	(3,355,682)	(3,081,896)	—	(6,437,578)
Service Shares	(1,802,307)	—	—	(1,802,307)

	(5,157,989)	(3,081,896)	—	(8,239,885)

NET DECREASE IN NET ASSETS RESULTING
FROM BENEFICIAL INTEREST/CAPITAL STOCK TRANSACTIONS:
Non-Service Shares	(20,174,392)	(12,019,714)	—	(32,194,106)
Service Shares	(10,697,145)	—	—	(10,697,145)

	(30,871,537)	(12,019,714)	—	(42,891,251)

				Pro Forma
				Combined
	Oppenheimer	Total Return	ProForma	Oppenheimer
	Balanced Fund/VA	Portfolio	Adjustments	Balanced Fund/VA
NET ASSETS
Total increase (decrease)	(34,267,736)	(14,497,080)	126,090	(48,638,726)

Beginning of period	240,201,797	115,498,874	—	355,700,671
End of period	$205,934,061	$101,001,794	$126,090	$307,061,945

(1)	Adjustment to reflect the management fees using Oppenheimer Balanced Fund/VA’s management fee schedule.

(2)
The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that the “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares of Pro Forma Combined Oppenheimer Balanced Fund/VA.

  Reorganization between Total Return Portfolio and Oppenheimer Balanced Fund/VA Notes to Pro Forma Financial Statements December 31, 2010 (Unaudited)

1. Significant Accounting Policies
Total Return Portfolio (“Panorama Total Return”), a series of Panorama Series Fund, Inc. and Oppenheimer Balanced Fund/VA (“Balanced Fund/VA”), a series of Oppenheimer Variable Account Funds (each individually a “Fund” and collectively the “Funds”), are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds’ investment adviser is OppenheimerFunds, Inc. (the “Manager”).

In November 2011, the Boards of the Funds approved a plan of reorganization, which, subject to the approval of the shareholders of Panorama Total Return, will transfer substantially all of the assets of Panorama Total Return to Balanced Fund/VA, in exchange for an equal value of shares of Balanced Fund/VA and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Balanced Fund/VA will then be distributed to Panorama Total Return shareholders, and Panorama Total Return will subsequently be liquidated. The purpose of the acquisition is to combine two funds with similar investment objectives, strategies and risks to allow shareholders to benefit from economics of scale associated with a larger fund as a result of the combined assets which would result in lower effective management fees as well as lower effective total operating expenses. If the reorganization is approved by the shareholders of Panorama Total Return, those shareholders will no longer be shareholders of Panorama Total Return; instead, those shareholders will become shareholders of Balanced Fund/VA. Balanced Fund/VA will be deemed to be the “surviving” fund for accounting, performance, and other purposes.
The reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. The unaudited pro forma combined financial statements are presented for informational purposes and may not be representative of what the actual combined financial statements would have been had the reorganization occurred at January 1, 2011. The unaudited pro forma Statements of Investments and Statements of Assets and Liabilities reflect the financial position of Panorama Total Return and Balanced Fund/VA at December 30, 2011 as if the reorganization had occurred on that date under the assumption, which is currently believed to be accurate, that the Balanced Fund/VA investment portfolio will not be realigned in connection with the reorganization. The unaudited pro forma Statements of Operations reflect the results of operations of Panorama Total Return and Balanced Fund/VA for the twelve month period ended December 30, 2011 as if the reorganization had occurred on January 1, 2011. These statements were derived from the books and records of Panorama Total Return and Balanced Fund/VA under generally accepted accounting principles in the United States. The historical cost of investments from Panorama Total Return will be carried forward to Balanced Fund/VA. The accompanying pro forma financial statements should be read in conjunction with the financial statements of Panorama Total Return and Balanced Fund/VA included in their annual reports dated December 31, 2011.

The following is a summary of significant accounting policies consistently followed by the Funds.

Period End. Since December 30, 2011 represents the last day during the Funds’ reporting period on which the New York Stock Exchange was open for trading, the Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ net asset value calculations used for shareholder transactions.

Securities Valuation. The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
Each investment asset or liability of the Funds is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than unadjusted quoted prices for an asset that are observable are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Funds’ investments under these levels of classification is included following the Statements of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board or dealers. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Funds’ assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

“Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Funds’ assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Funds during the period.

Investment in Oppenheimer Institutional Money Market Fund. The Funds are permitted to invest daily available cash balances in an affiliated money market fund. The Funds may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Funds’ investment in IMMF is included in the Statements of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Funds are subject to their proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse the Funds’ expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in IMMF.

Federal Taxes. The Funds intend to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Funds file income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three preceding fiscal reporting period ends.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Funds.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Funds pay the Manager a management fee based on the daily net assets of the Funds at an annual rate as shown in the following tables:

Panorama Total Return Fee Schedule		Balanced Fund /VA Fee Schedule
Up to $600 million	0.625%	Up to $200 million	0.75%
Over $600 million	0.450	Next $200 million	0.72
		Next $200 million	0.69
		Next $200 million	0.66
		Over $800 million	0.60

Each Fund will incur expenses in connection with the reorganization, including legal and accounting fees, the cost of a tax opinion (that the merger will not be taxable to shareholders) and shareholder communication costs. The Manager has estimated total merger-related costs to be approximately $31,350 for Panorama Total Return and $24,350 for Balanced Fund/VA, for a combined total of approximately $55,700. The Manager does not anticipate that either Fund will experience a dilution as a result of the proposed reorganization.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse the Funds’ expenses in an amount equal to the indirect management fees incurred through the Funds’ investment in IMMF. During the year ended December 30, 2010, the Manager waived fees and/or reimbursed Panorama Total Return and Balanced Fund/VA $18,308 and $45,249, respectively, for IMMF management fees.

The Manager has voluntarily agreed to limit Panorama Total Return’s total annual operating expenses so that those expenses, as a percentage of daily net assets, will not exceed the annual rate of 0.80%. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed Panorama Total Return $20,395.

The Manager has voluntarily agreed to waive a portion of the advisory fee and/or reimburse certain expenses so that Balanced Fund/VA’s “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” will not exceed 0.67% of average annual net assets for Non-Service shares and 0.92% of average annual net assets for Service shares. During the year ended December 30, 2011, the Manager waived fees and/or reimbursed Balanced Fund/VA $312,513 and $187,740 for Non-Service and Service shares, respectively. Additional waivers in the amount of $269,680 and $15,540 for Non-Service and Service shares, respectively, are reflected in the unaudited pro forma Statements of Assets and Liabilities and unaudited pro forma Statements of Operations included herein.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

3. Capital Shares The pro forma net asset value per share in the Statements of Assets and Liabilities assumes the issuance of additional Non-Service shares of Balanced Fund/VA as if the reorganization were to have taken place on December 30, 2011. The following table reflects the number of Balanced Fund/VA shares assumed to be issued to the shareholders of Panorama Total Return.

		Shares issued to
		Panorama Total Return
	Balanced Fund/VA	Shareholders in	Total Shares Outstanding
Class	Shares Outstanding	Reorganization	Post-Reorganization
Non-Service	11,366,261	8,938,212	20,304,473

4. Risk Exposures and the Use of Derivative Instruments
The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with their investment objectives, the Funds may use derivatives to increase or decrease their exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Funds’ actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. The Funds’ derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Funds intend to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Funds’ agreements with derivative counterparties have several credit related contingent features that if triggered would allow their derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Funds. Credit related contingent features are established between the Funds and their derivatives counterparties to reduce the risk that the Funds will not fulfill their payment obligations to their counterparties. These triggering features include, but are not limited to, a percentage decrease in the Funds’ net assets and or a percentage decrease in the Funds’ Net Asset Value or NAV. The contingent features are established within the Funds’ International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

Panorama Total Return

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not	Statement of Assets			Statement of Assets
Accounted for as Hedging	and Liabilities			and Liabilities
Instruments	Location	Value		Location	Value
Interest rate contracts	Futures margins	$8,435	*	Futures margins	$5,489	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	114		Unrealized depreciation on foreign currency exchange contracts	4,775

Total		$8,549			$10,264

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Balanced Fund/VA

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted	Statement of Assets and			Statement of Assets
for as Hedging Instruments	Liabilities Location	Value		and Liabilities Location	Value
Interest rate contracts	Futures margins	$18,316	*	Futures margins	$11,188	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	28,920		Unrealized depreciation on foreign currency exchange contracts	8,731

Total		$47,236			$19,919

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Combined Pro Forma Balanced Fund/VA

Valuations of derivative instruments as of December 30, 2011 are as follows:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted	Statement of Assets and			Statement of Assets
for as Hedging Instruments	Liabilities Location	Value		and Liabilities Location	Value
Interest rate contracts	Futures margins	$26,751	*	Futures margins	$16,677	*
Foreign exchange contracts	Unrealized appreciation on foreign currency exchange contracts	29,034		Unrealized depreciation on foreign currency exchange contracts	13,506

Total		$55,785			$30,183

*	Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

Panorama Total Return

The effect of derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Closing and
	expiration of	Foreign
Derivatives Not Accounted	futures	currency
for as Hedging Instruments	contracts	transactions	Total
Foreign exchange contracts	$—	$(3,152)	$(3,152)
Interest rate contracts	639,044	—	639,044

Total	$639,044	$(3,152)	$635,892

Balanced Fund/VA

The effect of derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Closing and
	expiration of	Foreign
Derivatives Not Accounted	futures	currency
for as Hedging Instruments	contracts	transactions	Total
Foreign exchange contracts	$—	$(4,185)	$(4,185)
Interest rate contracts	1,402,952	—	1,402,952

Total	$1,402,952	$(4,185)	$1,398,767

Combined Pro Forma Balanced Fund/VA

The effect of derivative instruments on the Statements of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
	Closing and
	expiration of	Foreign
Derivatives Not Accounted	futures	currency
for as Hedging Instruments	contracts	transactions	Total
Foreign exchange contracts	$—	$(7,337)	$(7,337)
Interest rate contracts	2,041,996	—	2,041,996

Total	$2,041,996	$(7,337)	$2,034,659

Panorama Total Return

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation of
		assets and
		liabilities
		denominated in
Derivatives Not Accounted for	Futures	foreign
as Hedging Instruments	contracts	currencies	Total
Foreign exchange contracts	$—	$(4,661)	$(4,661)
Interest rate contracts	(5,186)	—	(5,186)

Total	$(5,186)	$(4,661)	$(9,847)

Balanced Fund/VA

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation of
		assets and
		liabilities
		denominated in
Derivatives Not Accounted for	Futures	foreign
as Hedging Instruments	contracts	currencies	Total
Foreign exchange contracts	$—	$20,189	$20,189
Interest rate contracts	50,474	—	50,474

Total	$50,474	$20,189	$70,663

Combined Pro Forma Balanced Fund/VA

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
		Translation of
		assets and
		liabilities
		denominated in
Derivatives Not Accounted for	Futures	foreign
as Hedging Instruments	contracts	currencies	Total
Foreign exchange contracts	$—	$15,528	$15,528
Interest rate contracts	45,288	—	45,288

Total	$45,288	$15,528	$60,816

Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statements of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statements of Assets and Liabilities as a receivable or payable and in the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statements of Operations.

The Funds have purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the year ended December 30, 2011, Panorama Total Return had daily average contract amounts on forward foreign currency contracts to buy and sell of $37,713 and $68,740, respectively.

During the year ended December 30, 2011, Balanced Fund/VA had daily average contract amounts on forward foreign currency contracts to buy and sell of $13,905 and $21,677, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument, or currency, at a negotiated price on a stipulated future date. The Funds may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.

Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Funds’ assets are valued.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.

Futures contracts are reported on a schedule following the Statements of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

The Funds have purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Funds have sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the year ended December 30, 2011, Panorama Total Return had an ending monthly average market value of $3,710,971 and $6,984,590 on futures contracts purchased and sold, respectively.

During the year ended December 30, 2011, Balanced Fund/VA had an ending monthly average market value of $8,387,118 and $14,904,462 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Funds are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Funds’ securities.